UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4279

Securian Funds Trust
(Exact name of registrant as specified in charter)

400 Robert Street North St. Paul, Minnesota			55101-2098
(Address of principal executive offices)			(Zip code)

David M. Dimitri, Esq. 400 Robert Street North St. Paul, Minnesota 55101-2098
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(651) 665-3500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

ITEM 1.  REPORT TO STOCKHOLDERS.

Filed herewith.

SECURIAN FUNDS TRUST

Offered in Minnesota Life
Insurance Company and
Securian Life Insurance
Company variable products

Annual report

December 31, 2019

SFT Core Bond Fund

SFT Dynamic Managed Volatility Fund

SFT Government Money Market Fund

SFT Index 400 Mid-Cap Fund

SFT Index 500 Fund

SFT International Bond Fund

SFT IvySM Growth Fund

SFT IvySM Small Cap Growth Fund

SFT Managed Volatility Equity Fund

SFT Real Estate Securities Fund

SFT T. Rowe Price Value Fund

SFT Wellington Core Equity Fund

(This page has been left blank intentionally.)

Letter from the President

2019 returns across asset classes were almost universally positive, a stark contrast to the story of 2018. While strong returns early in the year were a make up for a dismal fourth quarter 2018, market action in the last quarter of this year was an unambiguous scramble for returns. The success of the Federal Reserve's (Fed) mid-cycle adjustment convinced investors that they can have their cake and eat it too, in the form of lower rates and strong stock returns. After a strong recovery in the first quarter, the S&P 500® Index struggled to sustain new highs during the second and third quarters of the year. And yet, the fourth quarter marked a definite breakout as the S&P 500® Index gained over 8 percent, led by cyclical sectors like technology and banks, as investors shunned income producers like REITs and utilities. The S&P 500® Index produced a total return of over 30 percent this year. Bonds delivered strong returns as well, as rates for long treasury securities fell by over 60 basis points during 2019.

We think that the economy continued to slow in the fourth quarter, but is poised to do modestly better in 2020. The consumer continues to drive growth with low unemployment and higher wages supporting spending. While the stage is set for stronger growth in corporate America, the turn hasn't happened yet. Manufacturing continues to struggle, with weakness in energy and trade putting a damper on investment. The outlook looks brighter for 2020 as shocks from tariffs and a shakeout in energy recede. Earnings should improve on more stable global growth and easier comparisons. With unemployment at a nearly 50-year low, a recession next year seems unlikely.

While we can identify many strengths, these factors are tempered by real risks. A trade deal is good, but it's unlikely to produce steadily expanding global flows. Labor markets are tight, corporate margins peaked in 2018, and corporate leverage is high. Populism remains on the rise, and we believe that political risks will remain elevated. Late cycle growth of around 2 percent is good but provides little room for error. With valuations stretched, we continue to think that bursts of volatility are likely in the coming year, placing a premium on risk management and investment discipline. As always, we believe the best tactic is to position for the long-term and use investment diversification to reduce risk.

Sincerely,

David Kuplic
President, Securian Funds Trust

Performance Update

Thomas Houghton, CFA,
Daniel Henken, CFA and Lena Harhaj, CFA Portfolio Managers

The SFT Core Bond Fund seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The SFT Core Bond Fund invests in long-term, fixed income, high quality debt instruments. The risks incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the SFT Core Bond Fund may fluctuate in response to changes in interest rates and is not guaranteed.

SFT Core Bond Fund

How did the Portfolio perform during the period?

The Fund's Class 2 shares generated a total net return of 8.90 percent over the 12 months ending December 31, 2019, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index which returned 8.72 percent over the same period.

What influenced the Fund's return during the past 12 months?

2019 returns across asset classes were almost universally positive in contrast to the story in 2018. While strong returns early in the year were a make up for a dismal end to 2018, market action in the fourth quarter was an unambiguous scramble for returns. The success of the Fed's mid-cycle adjustment convinced investors that they can have lower rates and strong stock returns. After a strong recovery in the first quarter, the S&P 500® struggled to sustain new highs during the second and third quarters of the year. The fourth quarter marked a definite breakout as the S&P 500® gained over 8 percent, led by cyclical sectors like technology and banks as investors shunned income producers like REITs and utilities.

The S&P 500® index produced a total return of over 30 percent this year. Bonds delivered strong returns as well, as rates for long treasury securities fell by over 60 bp during 2019. Credit spreads fell to near post-crisis lows, and the investment grade corporate and the high yield-bonds joined long treasuries in producing solid double digit returns (14-15 percent). Even commodities added to the party, delivering a return of over 11 percent for the year.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Earlier this year, we acknowledged that if the Fed's early interest rate cuts were effective, conditions would be good for risk assets. This scenario certainly was realized. The US treasury yield curve regained its normal positive slope as short rates followed the decline in the federal funds rate and longer rates rose during the fourth quarter. The market is pricing in a return to a Goldilocks economy where both growth and inflation are measured. This sets the stage for continued demand for risk assets.

What strategies and techniques did you employ that specifically affected Fund performance?

The decision to underweight Treasuries and agency passthroughs in favor of spread sectors was the primary driver of excess returns. In addition, strong security selection within financial and utilities was a contributor of excess returns. The Fund's duration exposure was approximately two-tenths of a year shorter than the Bloomberg Barclays U.S. Aggregate Bond Index, on average in 2019, which detracted from excess returns.

What will affect the Fund going forward?

We think that the economy continued to slow in fourth quarter of 2019 but is poised to do modestly better in 2020. The consumer continues to drive growth with low unemployment and higher wages supporting spending. While the stage is set for stronger growth in corporate America, the turn hasn't happened yet. Manufacturing continues to struggle, with weakness in energy and trade putting a damper on investment. The outlook looks brighter for 2020 as shocks from tariffs and a shakeout in energy recede. Earnings should improve on more stable global growth and easier prior earnings comparisons. With unemployment at a nearly 50-year low, a recession next year seems unlikely.

While we can identify many strengths, these factors are tempered by real risks. A trade deal is good, but it's unlikely to produce steadily expanding global flows. Labor markets are tight, corporate margins peaked in 2018, and corporate leverage is high. Populism remains on the rise, and we believe that political risks will remain elevated. Late cycle growth of around 2 percent is good but provides little room for error. The Fed Reserve's three rate cuts in 2019 used dry powder, increasing concerns about how policy makers will counter the next downturn. With valuations stretched, we continue to think that bursts of volatility are likely in the coming year, placing a premium on risk management and investment discipline.

Ten Largest Holdings^

Security description	Market value	% of net assets
U.S. Treasury Bond 3.000%, 02/15/49	$11,955,661	2.5%
U.S. Treasury Note 1.625%, 11/30/26	10,959,516	2.2%
Federal National Mortgage Association 3.500%, 01/14/50	8,466,291	1.7%
U.S. Treasury Note 1.750%, 11/15/29	8,205,978	1.7%
U.S. Treasury Bond 2.875%, 05/15/49	7,515,328	1.5%
U.S. Treasury Bond 5.375%, 02/15/31	6,869,885	1.4%
UBS Commercial Mortgage Trust 3.724%, 06/15/50	5,766,471	1.2%
U.S. Treasury Note 1.500%, 11/30/24	5,078,600	1.0%
Bank of America Corp. 3.974%, 02/07/30 (3-Month USD LIBOR + 1.210%)	4,435,387	0.9%
Invitation Homes 2018-SFR4 Trust, 3.137%, 01/17/38 (1-Month USD LIBOR + 1.400%)	4,299,992	0.9%
	$73,553,109	15.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of investments)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Core Bond Fund,
Bloomberg Barclays U.S. Aggregate Bond Index and Consumer Price Index

On the chart above you can see how the SFT Bond Fund's Class 2 shares total return compared to the Bloomberg Barclays U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2009 through December 31, 2019, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

Performance Update

Craig M. Stapleton, CFA, FRM, Jeremy Gogos, Ph.D., CFA and Merlin Erickson Portfolio Managers

The SFT Dynamic Managed Volatility Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500® Index and 40 percent Bloomberg Barclays U.S. Aggregate Bond Index (collectively, the Blended Benchmark Index).

The SFT Dynamic Managed Volatility Fund invests primarily in Class 1 shares of SFT Index 500 Fund, an affiliated fund of the Securian Funds Trust, for equity exposure, in a basket of fixed income securities for fixed income exposure and certain derivative instruments. The Fund is subject to risks associated with such investments as described in detail in the prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

SFT Dynamic Managed Volatility Fund

How did the Portfolio perform during the period?

The Fund generated a total net return of 20.81 percent, with a volatility of 7.36 percent, over the 12 months ending December 31, 2019, underperforming the blended benchmark index, which is comprised of 60 percent S&P 500® Index and 40 percent Bloomberg Barclays U.S. Aggregate Bond Index which returned 22.18 percent with a volatility of 6.97 percent, over the same period.

What influenced the Fund's return during the past 12 months?

Our general view of the current market is that it is definitely late cycle, and so over the course of 2019, we generally expressed the Fund's target equity allocation as either a combination of cash equity, S&P futures, and call options, or overweight cash equity and S&P futures combined with some level of tail risk hedging, with both approaches intended to prevent full participation in a deep market selloff.

The realized volatility on the S&P 500® for 2019 was 12.47 percent, a 38th percentile value in the index's 92-year history. On a one-month basis, realized volatility ranged from 4.98 percent to 31.18 percent. As a result, the Fund's equity exposure in cash equity and S&P futures ranged from 28.2 percent to 80.3 percent, and the maximum total equity exposure in the period was approximately 83 percent. Our cash equity positions and derivatives trading returned 32.98 percent in absolute terms, modestly outperforming the S&P 500®. That absolute return translates to 15.66 percent of portfolio return, underperforming the benchmark equity portion, which returned 18.45 percent. One should think of this differential as a result of being underweight equity, on average, for the year. On the fixed income side, our portfolio investments contributed 5.28 percent of portfolio return, outperforming the benchmark fixed income return of 3.74 percent.

What other market conditions or events influenced the Fund's performance during the past 12 months?

2019 was an excellent year across most risk assets. The S&P 500® returned 28.88 percent (price return), with 12.47 percent realized volatility. This is a return per risk of 2.32, which ranks as the 12th best return per risk in the 92-year S&P 500® history. Other major equity indexes produced impressive calendar-year returns as well. And it should be noted that these returns occurred in a year where earnings contracted on a year-over-year basis during first, second, and third quarter, and analysts are projecting the same in the fourth quarter.

As a reminder, September 30, 2018 was the last quarter end before the bear market flirtation of late 2018, and it was also close to the local maximum of the S&P 500® before that roughly 20 percent drawdown. Thus, the impressive 2019 calendar year return for the domestic equity market is largely retracing ground lost at the end of 2018, and we interpret the longer-term outperformance of safe-haven assets as a sign of investor caution.

Further, we would point to the pivot in central bank policy as a major driver of risk asset performance in 2019. The equity market clearly demonstrated in 2018 that it could not digest the Federal Reserve hiking rates and winding down its balance sheet. As a result, both efforts were reversed. The Fed began cutting rates on July 31st, and executed three cuts total during the year, bringing their policy rate down by 75 basis points. The Fed also began expanding its balance sheet in September, adding about $410 billion in holdings by the end of 2019.

In addition to the equity market turbulence of late 2018, another macroeconomic factor that likely drove monetary policy was the inversion of the U.S. yield curve. The 10Y-3M spread briefly went negative in March, and then went deeply negative at the end of May. This situation persisted through October 11th, when the 10Y-3M spread returned to positive territory thanks to the aforementioned Fed rate cuts.

There were numerous other events during the year which could have affected the markets and the Fund, but which proved to have no impact:

•  Chinese gross domestic product (GDP) growth continued to decline, falling to 6.0 percent in third quarter, which is below the nadir of the Great Financial Crisis (6.4 percent)

•  Various Federal agencies and the House of Representatives investigated President Trump, and numerous associates of his, culminating in multiple arrests and the impeachment of the President in late December

•  Multiple geopolitical events (North Korean weapons tests, attacks on oil tankers in the Gulf of Oman, etc.)

•  U.S.-China trade war

Again, our view is that the switch to monetary easing by the Federal Reserve, European Central Bank (ECB), and People's Bank of China during 2019 is the primary reason why risk markets proved so resilient in the face of what would otherwise be a rather challenging economic and geopolitical backdrop.

What strategies and techniques did you employ that specifically affected Fund performance?

Throughout the year, the Fund held a core long position in cash equity that tracks the S&P 500®. In addition, the Fund had long and short positions in S&P 500® futures, S&P 500® call options, S&P 500® put options, and Chicago Board Options Exchange (CBOE) Volatility Index (VIX) put options. These derivative positions were held either as expressions of the target equity allocation of the Fund given prevailing volatility, or as supplemental hedges for managing the Fund's risk.

What will affect the Fund going forward?

In our view, 2019 marks a new low point in government fiscal responsibility and general financial rationality. To briefly reiterate a few key points:

•  The S&P 500® returned 31.49 percent in a year where earnings declined year-over-year for the first three quarters, and will most likely contract again in fourth quarter.

•  GDP growth was flat to modestly down in the U.S., the Eurozone, and China.

•  The U.S. federal deficit topped $1 trillion in November, and at the same time, the total federal debt topped $23 trillion, a new record both in terms of raw dollars, and as a percentage of GDP.

•  The Federal Reserve only managed to hike the upper bound of its policy rate to 2.5 percent, and shrink its balance sheet to $3.7 trillion, before having to reverse course; for context, these stats were 5.25 percent and $0.9 trillion, going into the Great Financial Crisis.

•  Total global debt is expected to top $257 trillion in 2020, and grew by almost 4 percent in the first three quarters of 2019.

Many market observers breathed a sigh of relief when the yield curve normalized in October, because the optimistic interpretation of this normalization would be that the Fed has struck the correct balance between monetary tightening and easing to sustain the current economic expansion and bull market. But for historical perspective, consider that there have been seven recessions since 1962 (the beginning of the 10Y-3M interest rate data series). All seven have been preceded by a yield curve inversion, and five of those seven saw a brief normalization before the recession set in. Thus, the historical odds do not recommend optimism simply because the yield curve has normalized somewhat.

Going forward, we expect that the Fed's obvious willingness to preemptively ease monetary policy will continue to backstop equity valuations on the downside, as well as foster a temporary environment of moderate realized volatility. The anticipated "Phase One" agreement in the U.S.-China trade war could also provide a brief reprieve from volatility escalating.

But ultimately, central banks have very limited monetary policy ammunition to work with; the ECB and Bank of Japan are already at the zero rate bound, and the Fed has only 1.75 percent in rate cuts before it also hits the zero bound. Given this limited room for central bank maneuvers, we are extremely skeptical that monetary policy will have the ability to mitigate the next recession when it does arrive.

In terms of returns, most fundamental market valuation metrics, price/earnings, Shiller price/earnings, market cap to GDP (the so-called "Buffett Indicator"), and so on, ended 2019 quite high by historical standards. The levels of these metrics suggest low-to-negative long-term equity returns going forward. In the short term, this equity mania—and we do regard 2019 as manic market behavior—can persist for a handful of years.

In a tactical sense, we will continue to use our volatility metrics to inform the equity allocations of the Fund. We will increase equity exposure if we believe volatility will decrease, decrease equity exposure if we believe volatility will increase, and in the event that we are overweight equity, we will carry some form of tail risk hedge for the foreseeable future.

Ten Largest Holdings^

Security description	Market value	% of net assets
U.S. Treasury Note, 2.625%, 12/15/21	$15,297,656	2.6%
SPDR S&P 500 ETF Trust	11,641,677	2.0%
Vanguard S&P 500 ETF	5,967,765	1.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	5,694,220	1.0%
U.S. Treasury Note, 2.000%, 01/31/20	2,500,661	0.4%
Regions Financial Corp., 3.800%, 08/14/23	2,117,324	0.4%
Southern Natural Gas Co. LLC 4.80% 03/15/47	1,704,212	0.3%
United Technologies Corp. 4.125%, 11/16/28	1,687,641	0.3%
Welltower, Inc. 4.125% 03/15/29	1,635,090	0.3%
Capital One Financial Corp. 4.250%, 04/30/25	1,633,230	0.3%
	$49,879,476	8.6%

^Does not include short-term investments of investments in Class 1 shares of the SFT Index 500 Fund, an affiliated Fund in Securian Funds Trust, which provides the SFT Dynamic Managed Volatility Fund with its primary equity exposure.

Sector Diversification (shown as a percentage of net assets)

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Securian Asset Management, Inc. (Securian AM) and the Securian Funds Trust, on behalf of the SFT Dynamic Managed Volatility Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2021. The Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days' notice prior to the end of a contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. As of December 31, 2019, Securian AM has waived $3,098,828 pursuant to the agreement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500® Index and 40 percent of the Bloomberg Barclays U.S. Aggregate Bond Index.

The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged benchmark composite representing the average market-weighted performance of U.S. Treasury and agency securities, investment grade corporate bonds and mortgage-backed securities with maturities greater than one year.

Asset Quality (shown as a percentage of fixed income investments)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Dynamic Managed Volatility Fund,
the Blended Benchmark Index and Consumer Price Index

On the chart above you can see how the SFT Dynamic Managed Volatility Fund's shares total return compared to its Blended Benchmark, comprised of 60 percent of the S&P 500® Index and 40 percent of the Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2013 through December 31, 2019, assuming reinvestment of distributions, if any.

Performance Update

Thomas Houghton, CFA and Lena Harhaj, CFA Portfolio Managers

The SFT Government Money Market Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

It invests at least 99.5 percent of its total assets in cash, government securities, and /or repurchase agreements that are collateralized fully.

Investment in the SFT Government Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

SFT Government Money Market Fund

How did the Portfolio perform during the period?

The Fund generated a total net return of 1.50 percent over the 12 months ending December 31, 2019, underperforming the three-month Treasury Bill which returned 2.30 percent over the same period.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The U.S. Treasury yield curve regained its normal positive slope as short rates followed the decline in the Federal Funds Rate and longer rates rose during the fourth quarter. The market is pricing in a return to a Goldilocks economy where both growth and inflation are measured. This sets the stage for continued demand for risk assets.

What strategies and techniques did you employ that specifically affected Fund performance?

With the front end of the yield curve inverted for much of 2019, the Fund increased allocations to shorter dated instruments as well as decreasing allocations to floating rate Treasury notes.

What will affect the Fund going forward?

We think that the economy continued to slow in fourth quarter of 2019 but is poised to do modestly better in 2020. The consumer continues to drive growth with low unemployment and higher wages supporting spending. While the stage is set for stronger growth in corporate America, the turn hasn't happened yet. Manufacturing continues to struggle, with weakness in energy and trade putting a damper on investment. The outlook looks brighter for 2020 as shocks from tariffs and a shakeout in energy recede. Earnings should improve on more stable global growth and easier comparisons. With unemployment at a nearly 50-year low, a recession next year seems unlikely.

While we can identify many strengths, these factors are tempered by real risks. A trade deal is good, but it's unlikely to produce steadily expanding global flows. Labor markets are tight, corporate margins peaked in 2018, and corporate leverage is high. Populism remains on the rise, and we believe that political risks will remain elevated. Late cycle growth of around 2 percent is good but provides little room for error. The Fed Reserve's three rate cuts in 2019 used dry powder, increasing concerns about how policy makers will counter the next downturn. With valuations stretched, we continue to think that bursts of volatility are likely in the coming year, placing a premium on risk management and investment discipline.

The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the SFT Government Money Market Fund is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Bloomberg Barclays U.S. Treasury Bill 1-3 Month Index is a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupons.

Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of SFT Government Money Market Fund), Securian Asset Management, Inc. (Securian AM) and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust's predecessor, effective October 29, 2009. Under such Agreement, Securian AM agrees to waive, reimburse or pay SFT Government Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. As of December 31, 2019, Securian AM and Securian Financial have collectively waived $4,631,950 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $77,228 was eligible for recovery as of such date. If Securian AM and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement is effective through April 30, 2021, and shall continue in effect thereafter, provided such continuance is specifically approved by Securian AM, Securian Financial, and a majority of the Trust's independent Trustees.

Effective November 1, 2017, Securian AM and Securian Funds Trust, on behalf of the SFT Government Money Market Fund, entered into an Expense Limitation Agreement which limits the operating expenses of the Fund, excluding certain expenses, (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Funds' business), to 0.70% of the Fund's Average daily net assets through April 30, 2021.

The Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days' notice prior to the end of the contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause any Fund to exceed any limits in effect at the time of such reimbursement.

The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Funds' shareholder reports and in Other Expenses under Fees and Expenses of the Fund in the prospectus.

As of December 31, 2019, Securian AM has waived $296,069 pursuant to the agreement, all of which was eligible for recovery as of such date. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses to the Fund.

Performance Update

James Seifert Portfolio Manager

The SFT Index 400 Mid-Cap Fund seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's MidCap 400® Index (S&P 400®). It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an overall investment strategy. The risks incurred by investing in the SFT Index 400 Mid-Cap Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 400®, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

SFT Index 400 Mid-Cap Fund

How did the Portfolio perform during the period?

The Fund's Class 2 shares generated a total net return of 25.51 percent over the 12 months ending December 31, 2019. The S&P MidCap 400® Index returned 26.20 percent over the same period.

What influenced the Fund's return during the past 12 months?

The SFT Index 400 Mid-Cap Fund is passively managed. The portfolio is fully invested and holds all names at published free-float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 400® Index.

All sectors posted positive annual returns. The durable goods sector led all sectors with a 12 month return of 37.76 percent. Technology names followed with an annual return of 36.43 percent. In terms of size, decile one, (decile segments consist of 40 names) consisting of the largest names and representing 21.03 percent of the weight in the index, ended the period with a return of 30.2 percent. However, decile six, stocks with market caps between 3 and 3.5 billion, ended the year with the strongest return: 31.3 percent.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Returns across asset classes were almost universally positive in 2019, a stark contrast to the story of 2018. The success of the Federal Reserve's (Fed) mid-cycle adjustment convinced investors that they can have their cake and eat it too in the form of lower rates and strong stock returns. After a strong recovery in the first quarter the broader market, including the S&P 400® index, struggled to sustain new highs during the second and third quarters of the year. The fourth quarter marked a definite breakout as the S&P 400® gained over 7 percent.

What will affect the Fund going forward?

We think that the economy continued to slow in fourth quarter but is poised to do modestly better in 2020. The consumer continues to drive growth with low unemployment and higher wages supporting spending. While the stage is set for stronger growth in corporate America, the turn hasn't happened yet. Manufacturing continues to struggle, with weakness in energy and trade putting a damper on investment. The outlook appears brighter for 2020 as shocks from tariffs and a shakeout in energy recede. Earnings should improve on more stable global growth and easier comparisons. With unemployment at a nearly 50-year low, a recession next year seems unlikely.

The big question on investors' minds is whether this year's extraordinary returns are justified or if we've simply pulled future returns forward. Earlier this year, we acknowledged that if the Fed's insurance cuts were effective, conditions would be good for risk assets. This scenario certainly was realized. The U.S. Treasury yield curve regained its normal positive slope as short rates followed the decline in the federal funds rate and longer rates rose during the fourth quarter. The market is pricing in a return to a Goldilocks economy where both growth and inflation are measured. This sets the stage for continued demand for risk assets. Adding to the allure, net issuance is likely to be down in many asset classes, and retail investors have dry powder to increase their risk profiles. The Fed is on hold, and the record expansion is set to extend through next year.

Rhetoric around Brexit and trade has become more positive, calming markets in the near term. U.S. assets remain in demand in a low-growth, low-interest-rate world.

While we can identify many strengths, these factors are tempered by real risks. A trade deal is good, but it's unlikely to produce steadily expanding global flows. Labor markets are tight, corporate margins peaked in 2018, and corporate leverage is high. Populism remains on the rise, and we believe that political risks will remain elevated. Late cycle growth of around 2 percent is good but provides little room for error. The Fed's three rate cuts in 2019 used dry powder, increasing concerns about how policy makers will counter the next downturn. With valuations stretched, we continue to think that bursts of volatility are likely in the coming year, placing a premium on risk management and investment discipline.

Ten Largest Holdings^

Security description	Market value	% of net assets
Teledyne Technologies, Inc.	$1,307,842	0.7%
Domino's Pizza, Inc.	1,256,791	0.6%
Tyler Technologies, Inc.	1,200,980	0.6%
Alleghany Corp.	1,184,963	0.6%
Teradyne, Inc.	1,173,073	0.6%
West Pharmaceutical Services, Inc.	1,150,175	0.6%
Fair Isaac Corp.	1,123,291	0.6%
Medical Properties Trust, Inc.	1,121,384	0.6%
Trimble, Inc.	1,066,263	0.5%
Factset Research Systems, Inc.	1,064,883	0.5%
	$11,649,645	5.9%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Index 400 Mid-Cap Fund,
S&P MidCap 400® Index and Consumer Price Index

On the chart above you can see how the SFT Index 400 Mid-Cap Fund's Class 2 shares total return compared to the S&P MidCap 400® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2009 through December 31, 2019, assuming reinvestment of distributions, if any.

"Standard & Poor's®", "S&P®", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the S&P Global, Inc. and have been licensed for use by the Securian Funds Trust—SFT Index 400 Mid-Cap Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

S&P MidCap 400® Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $4.3 billion), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

Performance Update

James Seifert Portfolio Manager

The SFT Index 500 Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500® Composite Stock Index (S&P 500®). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the SFT Index 500 Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 500®, and the risk of declines in the equity markets generally.

SFT Index 500 Fund

How did the Portfolio perform during the period?

The Fund's Class 2 shares generated a total net return of 30.88 percent over the 12 months ending December 31, 2019. The S&P 500® Index returned 31.49 percent over the same period.

What influenced the Fund's return during the past 12 months?

The SFT Index 500 Fund is passively managed. The portfolio is fully invested and holds all names at published float adjusted index weights. The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500® Index.

All sectors posted positive double-digit annual returns. The technology sector led all sectors with a 12 month return of 43.3 percent. Capital goods names followed with an annual return of 37.7 percent. In terms of size, decile one, (decile segments consist of 50 names) consisting of the mega-cap names and representing 51 percent of the weight in the index, ended the period with a return of 31.7 percent. However, decile six, stocks with market caps between 14.6 and 18.5 billion, ended the year with the strongest return: 37.2 percent.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Returns across asset classes were almost universally positive in 2019, a stark contrast to the story of 2018. The success of the Federal Reserve's (Fed) mid-cycle adjustment convinced investors that they can have their cake and eat it too in the form of lower rates and strong stock returns. After a strong recovery in the first quarter, the S&P 500® struggled to sustain new highs during the second and third quarters of the year. The fourth quarter marked a definite breakout as the S&P 500® gained over 8 percent, led by cyclical sectors like technology and banks, as investors shunned income producers like REITs and utilities. The S&P 500® produced a total return of over 30 percent this year.

What will affect the Fund going forward?

We think that the economy continued to slow in fourth quarter but is poised to do modestly better in 2020. The consumer continues to drive growth with low unemployment and higher wages supporting spending. While the stage is set for stronger growth in corporate America, the turn hasn't happened yet. Manufacturing continues to struggle, with weakness in energy and trade putting a damper on investment. The outlook appears brighter for 2020 as shocks from tariffs and a shakeout in energy recede. Earnings should improve on more stable global growth and easier comparisons. With unemployment at a nearly 50-year low, a recession next year seems unlikely.

The big question on investors' minds is whether this year's extraordinary returns are justified or if we've simply pulled future returns forward. Earlier this year, we acknowledged that if the Fed's insurance cuts were effective, conditions would be good for risk assets. This scenario certainly was realized. The U.S. Treasury yield curve regained its normal positive slope as short rates followed the decline in the federal funds rate and longer rates rose during the fourth quarter. The market is pricing in a return to a Goldilocks economy where both growth and inflation are measured. This sets the stage for continued demand for risk assets. Adding to the allure, net issuance is likely to be down in many asset classes, and retail investors have dry powder to increase their risk profiles. The Fed is on hold, and the record expansion is set to extend through next year.

Rhetoric around Brexit and trade has become more positive, calming markets in the near term. U.S. assets remain in demand in a low-growth, low-interest-rate world.

While we can identify many strengths, these factors are tempered by real risks. A trade deal is good, but it's unlikely to produce steadily expanding global flows. Labor markets are tight, corporate margins peaked in 2018, and corporate leverage is high. Populism remains on the rise, and we believe that political risks will remain elevated. Late cycle growth of around 2 percent is good but provides little room for error. The Fed's three rate cuts in 2019 used dry powder, increasing concerns about how policy makers will counter the next downturn. With valuations stretched, we continue to think that bursts of volatility are likely in the coming year, placing a premium on risk management and investment discipline.

"Standard & Poor's®", "S&P®", "Standard & Poor's 500" and "S&P 500" are trademarks of the S&P Global, Inc. and have been licensed for use by Securian Funds Trust—SFT Index 500 Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Ten Largest Holdings^

Security description	Market value	% of total net assets
Apple, Inc.	$41,160,920	4.5%
Microsoft Corp.	40,374,985	4.4%
Amazon.com, Inc.	25,829,108	2.8%
Facebook, Inc.—Class A	16,576,400	1.8%
Berkshire Hathaway, Inc.—Class B	14,868,592	1.6%
JPMorgan Chase & Co.	14,673,383	1.6%
Alphabet, Inc.—Class A	13,487,657	1.5%
Alphabet, Inc.—Class C	13,411,648	1.5%
Johnson & Johnson	12,884,114	1.4%
Visa, Inc.	10,794,855	1.2%
	$204,061,662	22.3%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Index 500 Fund,
S&P 500® Index and Consumer Price Index

On the chart above you can see how the SFT Index 500 Fund's Class 2 shares total return compared to the S&P 500® Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2009 through December 31, 2019, assuming reinvestment of distributions, if any.

Performance Update

Michael Hasenstab, Ph.D. and Christine Zhu Portfolio Managers Franklin Advisers, Inc.

The SFT International Bond Fund seeks to maximize current income consistent with protection of principal. The Fund pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Securian Asset Management, Inc. (Securian AM) acts as the investment adviser for the Fund, Franklin Advisers, Inc. provides investment advice to the SFT International Bond Fund under a sub-advisory agreement. Investment risks associated with international investing in addition to other risks include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

SFT International Bond Fund

How did the Portfolio perform during the period?

The Fund's Class 2 shares generated a total net return of 1.68 percent over the 12 months ending December 31, 2019, underperforming the FTSE World Government Bond Index, which returned 5.90 percent over the same period.

What influenced the Fund's return during the past 12 months?

In calendar year 2019, the Fund's relative underperformance was primarily due to interest-rate strategies. Currency positions contributed to relative results, while sovereign credit exposures had a largely neutral effect. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Underweighted duration exposures in the United States and Japan detracted from relative performance, as did select underweighted duration exposures in Europe. However, select overweighted duration exposures in Asia ex Japan (Indonesia) and Latin America (Brazil) contributed to relative results. Among currencies, the Fund's net-negative position in the euro contributed to relative performance, as did its overweighted position in the Indonesian rupiah. However, overweighted currency positions in Latin America detracted from relative results (the Argentine peso detracted, while the Mexican peso contributed).

What other market conditions or events influenced the Fund's performance during the past 12 months?

Global financial markets started 2019 on a positive note, with rallies in risk assets through much of the first quarter after a volatile end to 2018. However, escalating trade tensions between the U.S. and China sporadically resurfaced throughout the year, leading to broad resurgences in global risk aversion that intermittently affected market valuations. Both the U.S. Federal Reserve (Fed) and the European Central Bank (ECB) increasingly cited trade uncertainties and global risks as policy concerns, as the Fed built a case for rate cuts and the ECB signalled that monetary accommodation could expand later in the year.

The Fed took a dovish turn at its January meeting, halting its series of rate hikes from 2018 and removing its prior statement that "some further gradual increases in the target range for the Federal Funds Rate" would be consistent with economic activity and inflation objectives. Policy guidance turned even further dovish at the March meeting as the Fed kept rates unchanged and moderately downgraded U.S. growth forecasts for 2019 and 2020. The Fed ultimately kept the federal funds target rate unchanged at its May and June meetings before cutting rates (by 25 basis points [bps]) for the first time in more than a decade at its July meeting. In August, the Fed discontinued its monthly pace of balance sheet unwinding, two months earlier than originally forecast. It then consecutively cut rates 25 bps at its September and October meetings (to a range of 1.50 to 1.75 percent), before signalling that it would likely keep rates unchanged going forward, barring a material change in the economic outlook.

The shifts in forward guidance from the Fed affected the shape of the U.S. Treasury (UST) yield curve throughout the year. A yield curve inversion from the three-month UST bill to the 10-year UST note took hold in May, reaching a low of 50 bps of spread inversion in late August. However, updated forward guidance from the Fed in September and October enabled the curve to steepen, erasing the inversion as the front end rallied lower while longer-term UST yields rose. The curve continued to steepen through the end of the year, as the Fed kept rates unchanged at its December meeting with the first 10-0 consensus policy vote since May. The updated dot plot in December indicated that a strong majority of Fed officials expected rates to remain unchanged through the end of the upcoming year.

In Europe, the ECB kept its policy rate unchanged (0.0 percent main refinancing operations, -0.40 percent deposit facility) for most of the reporting period, but delivered on its anticipated stimulus package at its 12 September meeting, dropping the deposit rate to -0.5 percent and scheduling the re-start of its quantitative easing (QE) programme in November, at a pace of €20 billion in bond purchases per month. Mario Draghi kept rates unchanged at his final meeting as ECB president in October. Christine Lagarde took over as ECB president in November and held her first policy meeting in December, keeping rates and the QE programme unchanged, as largely expected. During the reporting period, it appeared Lagarde would maintain continuity with the policy framework she inherited from her predecessor, indicating her support for negative rates by commenting that the ECB has "done the right thing to act in favour of jobs and growth rather than the protection of savers." We expected the euro to weaken against the U.S. dollar during the period on continued monetary accommodation from the ECB, as well as unresolved structural vulnerabilities in the eurozone.

The Bank of Japan (BOJ) kept monetary policy unchanged during the reporting period, retaining its 0.0 percent yield target on the 10-year Japanese government bond and its -0.1 percent target on the overnight rate. However, BOJ Governor Haruhiko Kuroda increasingly indicated a willingness to cut rates at future meetings if there were risks to achieving the 2.0 percent inflation target. We expected monetary policy to remain highly accommodative during the reporting period, but our expectations for weakness in the Japanese yen against the U.S. dollar shifted to expectations for strength on softer policy divergence between the Fed and BOJ, and the yen's potential to strengthen as a perceived safe haven during periods of risk aversion, given Japan's strong external balances.

A number of central banks around the world followed the dovish directions of the Fed and the ECB in 2019, taking the opportunity to cut their own domestic rates. Notably, Mexico and Indonesia cut their policy rates by 100 bps, India cut by 135 bps and Brazil cut by 200 bps. Overall, sovereign bond yields declined across much of the world during the reporting period. The yield on the 10-year UST note finished the period 77 bps lower at 1.92 percent and the yield on the 10-year German Bund fell 43 bps to finish at -0.19 percent, after reaching its lowest level on record in August (-0.71 percent). On the whole, long duration exposures tended to perform well in most markets, while currency valuations were more idiosyncratic to individual country dynamics.

What strategies and techniques did you employ that specifically affected Fund performance?

We continued to maintain low overall portfolio duration, while positioning for steepening of the U.S. Treasury (UST) yield curve. We continued to hold negative duration exposure to longer-term USTs through interest-rate swaps. Outside of the developed markets, we held select duration exposures in specific countries that we believe have economic resiliencies to external shocks and attractive risk/return profiles in their debt markets. We continued to focus on markets with relatively higher yields and macro environments that can support stable yields or declining domestic yields.

We continued to hold currency exposures in countries that we believe have strong growth fundamentals and compelling interest-rate differentials. We continued to hold a net-negative position in the euro as a macro hedge against a broadly strengthening U.S. dollar and as a directional view on the currency. The short euro position is also a hedge against euroskeptic political risks and unresolved structural risks across Europe. We also continued to hold net-negative positioning in the Australian dollar to hedge broad-based beta risk across emerging markets. We moved to a net-positive exposure in the Japanese yen in June as policy divergence between the U.S. Federal Reserve (Fed) and the Bank of Japan (BOJ) softened, and because the yen shows potential for additional strength should global risk aversion deepen in the quarters ahead. We added new exposures to the Norwegian krone and Swedish krona in July as we believe the currencies are fundamentally undervalued and show potential to rally as perceived safe havens within Europe should global financial market risks increase. We added exposure to the Swiss franc in December.

We continued to selectively invest in sovereign credit opportunities in emerging markets, with a particular focus on credit exposures in economies with compelling growth indicators. However, we continued to have a significantly greater allocation to local-currency sovereign bonds.

What will affect the Fund going forward?

A number of factors are currently shaping financial markets, notably including geopolitical risks and trade tensions, populism and political polarization, unrestrained deficit spending in the developed world, low rates and underappreciated inflation risks, and overvaluations in many risk assets. Financial markets remain vulnerable to a number of risks associated with these factors, in our view. We continue to position our strategies for potential market corrections that could come from a financial market shock triggered by any combination of distorted asset prices and/or geopolitical events. We continue to maintain negative duration exposure to longer-term USTs to hedge rate risks, and we have de-risked specific emerging market exposures in our portfolios. We have also increased our long exposures to perceived safe-haven assets, including the Japanese yen, Norwegian krone, Swedish krona and Swiss franc.

We have also continued to maintain net-negative positions in the Australian dollar and the euro. The negative exposure to the Australian dollar is intended to hedge against broad-based beta risks in emerging markets, as the currency shares emerging market risk factors, including linkages to China's economy and commodity markets. Our net-negative position in the euro is intended to hedge against broad-based U.S. dollar strength and against political and structural vulnerabilities in the eurozone. Additionally, we moved to a net-positive position in the Japanese yen in June as the outlook for policy divergence between the Fed and the BOJ has softened, and because the yen shows potential to strengthen should global risk aversion deepen in the quarters ahead.

In Europe, growth continues to show signs of moderation, with weakness in manufacturing and investment. Overall, we continue to expect the euro to weaken against the U.S. dollar given the differences in projected growth and the rate differentials between the U.S. and the eurozone, as well as the likelihood for ongoing monetary accommodation from the ECB. The euro also remains vulnerable to unresolved structural and political risks across Europe, notably including debt sustainability and banking concerns in Italy, as well as unrest in France over the government's social reform agenda. Brexit negotiations also continue to add economic and political uncertainty for the eurozone.

In emerging markets, we continue to see a subset of countries with domestically strong economies that have demonstrated their resiliencies to global shocks, including potential trade disruptions. We are focused on specific countries that are less externally vulnerable and more domestically driven, and that have orthodox fiscal and monetary policies.

Overall, we continue to maintain low portfolio duration and negative duration exposure to longer-term USTs. We expect rising debt issuance, rising deficit spending and rising underlying inflation pressures to drive longer-term yields higher. We also continue to hold select local-currency positions in countries that we view as having healthy or improving fundamentals, along with attractive risk-adjusted yields. We continue to prefer specific countries that are less externally dependent and more domestically driven, and that have responsible, credible central banks that consistently respond with appropriate monetary policies. In our view, select local-currency markets show attractive levels of undervaluation and compelling yields.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
U.S. Treasury Note 1.125% 08/31/2021	$13,610,451	13.6%
U.S. Treasury Note 1.125% 07/31/2021	9,102,576	9.1%
Brazil Notas do Tesouro Nacional Serie F (BRL) 10.000%, 01/01/27	8,338,742	8.3%
U.S. Treasury Note 1.500% 08/31/2021	4,544,887	4.5%
Korea Treasury Bond (KRW) 4.250%, 06/10/21	4,120,279	4.1%
U.S. Treasury Note 1.500% 09/30/2021	3,570,552	3.6%
Indonesia Treasury Bond (IDR) 7.000%, 05/15/27	3,196,777	3.2%
Korea Treasury Bond (KRW) 3.375%, 09/10/23	2,518,674	2.5%
Mexican Bonos 8.000%, 06/11/20	2,391,825	2.4%
Mexican Bonos 7.250%, 12/09/21	2,356,178	2.3%
	$53,750,941	53.6%

^Excludes short-term investments.

Country Diversification (shown as a percentage of net assets)

Currency Diversification (shown as a percentage of net assets)

African	1.44%
Ghana Cedi (GHS)	1.44%
Americas	92.34%
United States Dollar (USD)	78.89%
Mexican Peso (MXN)	2.58%
Brazilian Real (BRL)	9.09%
Argentine Peso (ARS)	1.78%
Asia Pacific	21.55%
Japanese Yen (JPY)	28.37%
Indonesian Rupiah (IDR)	8.95%
Republic of Korea Won (KRW)	0.13%
Australian Dollar (AUD)*	-15.90%
Europe	-15.33%
Norwegian Krone (NOK)	4.99%
Swiss Franc (CHF)	5.25%
Swedish Krona (SEK)	4.82%
Euro (EUR)*	-33.39%

*A negative figure reflects net "short" exposure, designed to benefit if the value of the associated currency decreases. Conversely, the Fund's value would potentially decline if the value of the associated currency increases.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT International Bond Fund,
FTSE World Government Bond Index and Consumer Price Index

On the chart above you can see how the SFT International Bond Fund's Class 2 shares total return compared to the FTSE World Government Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2009 through December 31, 2019, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The FTSE World Government Bond Index is a market capitalization weighted index consisting of the government bond markets from over twenty countries. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. Each bond must have a minimum rating of BBB-/Baa3 by S&P or Moody's.

Performance Update

Bradley M. Klapmeyer, CFA Portfolio Manager Ivy Investment Management Company

The SFT IvySM Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by large capitalization companies. While Securian Asset Management, Inc. acts as the investment adviser for the Fund, Ivy Investment Management Company (IICO) provides investment advice to the Fund under a sub-advisory agreement. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for large cap stocks or in the equity markets generally.

SFT IvySM Growth Fund

How did the Portfolio perform during the period?

The Fund generated a total net return of 36.49 percent over the 12 months ending December 31, 2019, outperforming the Russell 1000 Growth Index which returned 36.39 percent over the same period.

What influenced the Fund's return during the past 12 months?

Stock selection drove positive attribution in industrials, consumer discretionary, consumer staples, information technology and real estate. Despite the strong absolute and relative performance there were a few notable detractors as well, including financials, communications services and health care. Even though the Fund held a minimal amount, cash was a detractor given the strong absolute gains during the measurement period.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The Russell 1000 Growth Index, the Fund's benchmark, gained a remarkable 36.39 percent during the measurement period, which followed rather unimpressive equity market returns in 2018. Markets gains started early in the calendar year as there was a recovery from a downdraft that occurred during fourth quarter of 2018. There were fundamental factors driving the strong market returns as well, the most notable being accommodative Federal Reserve (Fed) interest rate policy and the de-escalation of the trade war with China. Over the past decade, the Russell 1000 Growth Index is up over 300 percent, marking an exceptionally strong decade of appreciation for growth-style investments.

Economic data points throughout the calendar year were generally mixed with housing and labor (employment), performing well. However, the manufacturing economy moved into contraction territory as orders and production both weakened materially. We saw similar manufacturing trends globally as well.

The market clearly had a cloud of negative sentiment hanging over valuations at the start of 2019 that slowly cleared to allow beams of more optimistic sentiment drive returns toward the back half the calendar year. One of the more notable events during the year was the aggressive low quality, deep value rotation that occurred in early September. This rotation marked a clear change in narrative from concern on an economic slowdown to one of optimism, looking forward to better growth prospects on the horizon. This sentiment shift appeared to be trigged by a confluence of factors, including many that were aforementioned—global central bank policy (easing), trade rhetoric (de-escalation) and global economic data points (slightly better). This rotation came at the expense of momentum, as the market sold the high-performing stocks.

Looking at the return by the index, factor performance showed that risk (beta) and quality (Return on Assets, Return on Capital and Return on Equity) factors were key factors driving performance during the calendar year. Value (low enterprise value to earnings before interest, tax, depreciation and amortization "EBITDA", low price to cash flow) and growth (five-year projected earnings per share growth and earnings per share estimate revisions) were the key lagging factors during the measurement period.

What strategies and techniques did you employ that specifically affected Fund performance?

From a high level, the Fund outperformed for much of the measurement period but did struggle during the latter months of the year. For a large portion of 2019, investors were concerned about slowing growth and potential looming recessionary conditions. This sentiment backdrop meant that investors favored stable, less volatile growth stocks with long-term visibility into growth prospects. The Fund's key philosophy is to look for enduring, structurally advantaged business models that have strong long-term growth prospects, which were stocks that the market favored much of the year. These stocks were rewarded for these characteristics with higher valuations on average than the market. Stocks in the Fund that had exceptional returns partly due to this market dynamic, but also due to strong company-specific fundamentals, included such names as CoStar Group, Verisk Analytics, Verisign, Adobe, and MasterCard.

During the closing months of 2019, many of these same securities, despite continued strong underlying results, saw their valuations compress as investors shifted to a more positive narrative around accelerating growth thus favoring cheaper and more economically sensitive securities. At times, these rotations included strong returns for low-quality names that had been set aside as investors worried if those businesses could weather a no-growth economy. This rotation reduced the extent of full-year outperformance as many of the names that worked well for much of the year saw notable relative underperformance in those ending months. The stocks that perform well only in a period of favorable macroeconomic sentiment did well during the same time frame. These periods are difficult for the Fund as it remains positioned toward high quality, competitively advantaged business models that we believe perform well through-cycle and are unlikely to have significant exposure to securities that perform well during such intense rotations.

What will affect the Fund going forward?

We believe there is still room for the "accelerating global growth" narrative to push cyclical, cheaper stocks higher. A change in sentiment can be a strong tailwind for a group of stocks that was set aside during a period of economic fears. This move will likely be supported by improvements in global manufacturing data around the world, as many of those indices have bottomed or are near a bottom entering 2020. Global accommodative monetary policy will likely stimulate some level of incremental economic growth during 2020.

This reversion to mean may support that positive narrative temporarily, but sustained improvements in earnings growth would be required for sustained outperformance of value-style securities. We are somewhat skeptical that the fourth mini-cycle of this decade long bull market will create enough economic momentum to sustain a durable rally in value. More likely is continued mediocre growth that is unable to resuscitate structurally challenged businesses without an overall stronger environment in which to operate. We think a modest growth environment is positive for our style of investing and good for active management as there will be more dispersion and separation between contributors and detractors.

Excesses, such as consumer debt, manufacturing inventories, corporate debt coverage, and business investment, are just not apparent this cycle. While this suggests limited excesses to worry about on the downside, this could also remove the catalysts for upside momentum as there are less economic input troughing and bouncing off a bottom. Sometimes a sharp correction sows the seeds for a strong growth recovery. The ability to create a strong growth cycle from monetary policy or fiscal stimulus may be waning in an environment of decent housing, low unemployment, rational business investment and appropriate inventories.

We exited the year with the Fund positioned for moderately improving economic growth. As always, our goal is to select stocks based on three- to five-year growth prospects rather than near-term revisions arising from macro factors. As valuation spreads between cyclicals and non-cyclicals compress, our goal is to sift through those adjustments and add exposure to long-term stories where current valuation understates our view of the company's long-term prospects.

'Ivy' is the registered service mark of Ivy Funds Distributor, Inc., an affiliate of IICO.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Ten Largest Holdings^

Security description	Market value	% of net assets
Microsoft Corp.	$49,693,162	9.1%
Apple, Inc.	33,583,870	6.2%
Alphabet, Inc.—Class A	27,177,562	5.0%
Visa, Inc.	25,815,581	4.7%
Amazon.com, Inc.	24,336,053	4.5%
Facebook, Inc.—Class A	16,658,295	3.1%
The Coca-Cola Co.	16,392,290	3.0%
Booking Holdings, Inc.	15,411,190	2.8%
Cerner Corp.	15,289,852	2.8%
Motorola Solutions, Inc.	15,035,490	2.8%
	$239,393,345	44.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT IvySM Growth Fund,
the Russell 1000 Growth Index and Consumer Price Index

On the chart above you can see how the SFT IvySM Growth Fund's shares total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2019, assuming reinvestment of distributions, if any.

Performance Update

Timothy J. Miller, CFA
Kenneth G. McQuade, CFA
Bradley P. Halverson, CFA
Portfolio Managers Ivy Investment Management Company

The SFT IvySM Small Cap Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by small capitalization companies. While Securian Asset Management, Inc. acts as the investment adviser for the Fund, Ivy Investment Management Company (IICO) provides investment advice to the Fund under a sub-advisory agreement. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for small cap stocks or in the equity markets generally.

SFT IvySM Small Cap Growth Fund

How did the Portfolio perform during the period?

The Fund generated a total net return of 23.66 percent over the 12 months ending December 31, 2019, underperforming the Russell 2000 Growth Index which returned 28.48 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Fund had significant outperformance through June during the market's initial rally. The outperformance during this first half was attributable to the information technology, consumer discretionary, and industrial sectors. Within those sectors, the software stocks were leaders in information technology; housing, internet retail and specialty retail stocks led consumer discretionary; and machinery, aerospace and truckers led the industrial sector. Notable winners included Paycom Software, Inc., Booz Allen Hamilton Holding Corporation, Carvana Group, LLC and JBT Corporation.

The second half of the year proved challenging for the Fund, accounting for the underperformance for the year. Two general factors accounted for the shortfall. First, the environment for growth managers during the second half of the year was quite unfavorable, with the index performance being driven by more speculative biotechnology stocks and a rally in low-quality cyclical stocks. These groups do not generally fit our investment process, and are therefore underexposed in the Fund. Fortunately, history shows these periods of outperformance from these groups are short-lived, and in the case of the cyclical stocks, tend to do best coming out of a recession, which is not the environment that exists. The second factor was a slate of stock-specific issues that led to outsized negative reactions from the market given the prevailing sentiment against growth stocks. Among these were shortfalls from CareDx, Inc., Merit Medical Systems, Inc., Pluralsight, Inc. and Grand Canyon Education, Inc.

What other market conditions or events influenced the Fund's performance during the past 12 months?

A strong domestic stock market year across the board for the year ended December 31, 2019 was led by mid- and large-capitalization stocks, but small-cap stocks also delivered healthy returns for the period. For the year, small-cap growth stocks outperformed small-cap value stocks. The profile of performance for the year was divided into three segments driven by macro factors influencing the market.

The first segment was a strong move upward from the beginning of the year until early May. Economic activity remained strong while the U.S. Federal Reserve (Fed) turned dovish allowing interest rates to decline and risk assets to perform well. This momentum was halted in May as the U.S. raised tariffs on $250 billion of Chinese imports, as well as threatening tariffs on Mexico, triggering renewed fear of harmful trade disputes. Issues related to the United Kingdom's pending exit from the European Union also raised concerns about the global economic direction. The result was an initial sharp correction followed by a flattish pattern through the summer.

The final period was another sharp rally from early October through the end of the year. The Fed cut interest rates for the first time in years in reaction to an inverted yield curve, which sparked recession fears. The markets responded favorably as the whole term structure of rates continued to fall and as signs of trade progress were evident.

The second half of the fiscal year was particularly challenging for the small-cap growth segment of the market. Biotechnology stocks were the best performers by a wide margin.

The industry accounted for 13 percent of the Russell 2000 Growth Index, the Fund's benchmark, when the index was rebalanced. This group advanced a whopping 32 percent in the fourth quarter, accounting for one-third of the benchmark's return for that period.

Another headwind for growth stocks was a sharp rotation to lower quality and value stocks during the period. This latter move was in response to the combination of the Fed lowering short-term rates and a China trade agreement, igniting a rally in many depressed cyclical stocks such as machinery, materials and automobiles.

What strategies and techniques did you employ that specifically affected Fund performance?

The Fund's investment process focuses on growth companies in the small-cap universe we believe have the potential to become mid-cap stocks over a period of years. We want to own companies with the ability to pursue large markets, and have business models with identifiable competitive advantages over peers. Some of the metrics we use to assess these qualifying candidates are strong management teams, the sustainability of their profitability and the capacity to balance above-average returns and below-average volatility over time.

One common characteristic of many of the Fund's holdings is a tilt toward innovation, particularly in the health care and information technology sectors. Our largest weightings are in these two sectors and combine to make up about half of the Fund's portfolio composition.

Information technology was a notable contributor to performance during 2019. The Fund was overweight the sector, which outperformed the benchmark, and stock selection exceeded the sector performance. Software was a key contributor, with cloud adoption and automation driving companies globally to enable workforces to become increasingly mobile while making their operations more efficient. Paycom Software, Inc., Proofpoint, Inc., Globant SA and Five9, Inc. positively contributed during the year, delivering consistent results. Conversely, detractors Pluralsight, Inc. and New Relic, Inc. had sales force execution challenges, which modestly offset the overall positive contribution. We remain overweight information technology and continue to focus on identifying companies attached to strong secular trends that can deliver multi-year outperformance.

Within the health care sector, the Fund underperformed the benchmark for the year due primarily to the previously noted performance within the biotechnology segment. This industry produced a 44 percent annual return, which was the best performing segment within the health care sector, and one of the best segments anywhere.

"Medicare-for-all" spurred concerns periodically throughout the year and will likely do the same in 2020 as the presidential election nears. However, the pressures on drug pricing will probably maintain greater fundamental risks for health care stocks. We believe we are less exposed to drug pricing risk due to our investment process, but all health care can be subject to the rhetoric of regulation changes. Meanwhile, most Americans still have access to health care insurance so the percentage of insured patients should remain stable while any significant regulation enactment should be nonexistent until after the November election.

We finished the year in line with industrials. The Fund benefitted from the continued economic growth, housing related strengths and a strong aerospace cycle. Factors detracting from performance include the pressures of trade wars, tight labor and delays in a new aerospace platform. With an economy still buoyed with low interest rates, low taxes and strong business sentiment, manufacturing is expected to continue to grow, especially if trade relationships improve. We remain invested in multiple specialty industrial segments anticipated to have greater growth than GDP with overweight exposure to aerospace and defense, building supplies and transportation.

What will affect the Fund going forward?

The macro headwinds faced in the second half of the year should ease as we move through 2020. Small-cap stocks in general should benefit from better earnings growth. Interest rate declines are likely behind us at this point, but they are not expected to rise significantly in 2020, a scenario that is beneficial for growth stocks.

The 2020 elections undoubtedly will generate some volatility for the market and certain sectors, but ultimately it is the companies that deliver or exceed expectations that will prevail. Our focus remains on identifying the companies best positioned to capitalize on large market opportunities for sustained multi-year growth.

'Ivy' is the registered service mark of Ivy Funds Distributor, Inc., an affiliate of IICO.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The index is broad-based, comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on total market capitalization.

Ten Largest Holdings^

Security description	Market value	% of stock portfolio
Teladoc Health, Inc.	$5,960,111	3.4%
Nexstar Media Group, Inc.	4,369,908	2.5%
Mercury Systems, Inc.	3,827,312	2.2%
Five9, Inc.	3,648,018	2.1%
Insulet Corp.	3,599,309	2.0%
Proofpoint, Inc.	3,578,611	2.0%
Monolithic Power Systems, Inc.	3,451,096	2.0%
Globant SA	3,400,281	1.9%
Clean Harbors, Inc.	3,326,757	1.9%
Varonis Systems, Inc.	3,303,064	1.9%
	$38,464,467	21.9%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT IvySM Small Cap Growth Fund,
the Russell 2000 Growth Index and Consumer Price Index

On the chart above you can see how the SFT IvySM Small Cap Growth Fund's shares total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2019, assuming reinvestment of distributions, if any.

Performance Update

Craig M. Stapleton, CFA, FRM, Jeremy Gogos, Ph.D., CFA and Merlin Erickson Portfolio Managers

The SFT Managed Volatility Equity Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index (collectively, the Blended Benchmark Index).

The SFT Managed Volatility Equity Fund invests at least 80% of its assets in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. The Fund is subject to risks associated with such investments as described in detail in the prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

SFT Managed Volatility Equity Fund

How did the Portfolio perform during the period?

The Fund generated a total net return of 16.67 percent, with a volatility of 7.74 percent, for the year ending December 31, 2019. The blended benchmark index, which is comprised of 60 percent S&P 500® Low Volatility Index, 20 percent S&P 500® BMI International Developed Low Volatility Index, and 20 percent Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index, returned 21.34 percent, with a volatility of 6.33 percent, over the same period.

What influenced the Fund's return during the past 12 months?

Our general view of the current market is that it is definitely late cycle, and so over the course of 2019, we generally expressed the Fund's target equity allocation as either a combination of cash equity, S&P futures, and call options, or overweight cash equity and S&P futures combined with some level of tail risk hedging, with both approaches intended to prevent full participation in a deep market selloff.

The realized volatility on the S&P 500® for 2019 was 12.47 percent, a 38th percentile value in the index's 92-year history. On a one-month basis, realized volatility ranged from 4.98 percent to 31.18 percent, and the Chicago Board Options Exchange (CBOE) Volatility Index (VIX) ranged from 11.54 to 25.45, with a one-year average of 15.39. As a result, the Fund's equity exposure in cash equity and S&P futures ranged from 51.3 percent to 99.7 percent. Our cash equity positions and derivatives trading returned 17.13 percent in portfolio terms, underperforming the benchmark equity portion, which produced 21.24 percent return. This performance disparity was primarily driven by the idiosyncratic sector and country exposure differences between the vehicles the Fund uses to represent "domestic low volatility equity" and "international low volatility equity", and the indexes in the benchmark that represent the same thematic equity exposure.

One final point about the Fund performance in 2019: all told, our risk management and hedging detracted from performance by -1.02 percent. Obviously in such a strong bull market year, almost any risk management efforts will detract from performance. But, we call out here that the performance drag was significantly less than, for example, buying a 10 percent out of the money Put on December 31, 2018, which would have cost approximately 4.2 percent of the equity value an investor wanted to protect. This 10 percent out of the money put option is roughly equivalent to the level of protection our strategy endeavors to provide.

What other market conditions or events influenced the Fund's performance during the past 12 months?

2019 was an excellent year across most risk assets. The S&P 500® returned 28.88 percent (price return), with 12.47 percent realized volatility. This is a return per risk of 2.32, which ranks as the 12th best return per risk in the 92-year S&P 500® history. Other major equity indexes produced impressive calendar-year returns as well. And it should be noted that these returns occurred in a year where earnings contracted on a year-over-year basis during first, second, and third quarter, and analysts are projecting the same in the fourth quarter.

As a reminder, September 30, 2018 was the last quarter end before the bear market flirtation of late 2018, and it was also close to the local maximum of the S&P 500® before that roughly 20 percent drawdown. Thus, the impressive 2019 calendar year return for the domestic equity market is largely retracing ground lost at the end of 2018, and we interpret the longer-term outperformance of safe-haven assets as a sign of investor caution.

Further, we would point to the pivot in central bank policy as a major driver of risk asset performance in 2019. The equity market clearly demonstrated in 2018 that it could not digest the Federal Reserve hiking rates and winding down its balance sheet. As a result, both efforts were reversed. The Fed began cutting rates on July 31st, and executed three cuts total during the year, bringing their policy rate down by 75 basis points. The Fed also began expanding its balance sheet in September, adding about $410 billion in holdings by the end of 2019.

In addition to the equity market turbulence of late 2018, another macroeconomic factor that likely drove monetary policy was the inversion of the U.S. yield curve. The 10Y-3M spread briefly went negative in March, and then went deeply negative at the end of May. This situation persisted through October 11, when the 10Y-3M spread returned to positive territory thanks to the aforementioned Fed rate cuts.

There were numerous other events during the year which could have affected the markets and the Fund, but which proved to have no impact:

•  Chinese gross domestic product (GDP) growth continued to decline, falling to 6.0 percent in third quarter, which is below the nadir of the Great Financial Crisis (6.4 percent)

•  Various Federal agencies and the House of Representatives investigated President Trump, and numerous associates of his, culminating in multiple arrests and the impeachment of the President in late December

•  Multiple geopolitical events (North Korean weapons tests, attacks on oil tankers in the Gulf of Oman, etc.)

•  U.S.-China trade war

Again, our view is that the switch to monetary easing by the Federal Reserve, European Central Bank (ECB), and People's Bank of China during 2019 is the primary reason why risk markets proved so resilient in the face of what would otherwise be a rather challenging economic and geopolitical backdrop.

What strategies and techniques did you employ that specifically affected Fund performance?

Throughout the year, the Fund held a core long position in cash equity that represents low volatility domestic and international equity. In addition, the Fund had long and short positions in S&P 500 futures, S&P 500 call options, S&P 500 put options, Chicago Board Options Exchange (CBOE) Volatility Index (VIX) call options, and VIX put options. These derivative positions were held either as expressions of the target equity allocation of the Fund given prevailing volatility, or as supplemental hedges for managing the Fund's risk.

What will affect the Fund going forward?

In our view, 2019 marks a new low point in government fiscal responsibility and general financial rationality. To briefly reiterate a few key points:

•  The S&P 500® returned 31.49 percent in a year where earnings declined year-over-year for the first three quarters, and will most likely contract again in fourth quarter.

•  GDP growth was flat to modestly down in the U.S., the Eurozone, and China.

•  The U.S. federal deficit topped $1 trillion in November, and at the same time, the total federal debt topped $23 trillion, a new record both in terms of raw dollars, and as a percentage of GDP.

•  The Federal Reserve only managed to hike the upper bound of its policy rate to 2.5 percent, and shrink its balance sheet to $3.7 trillion, before having to reverse course; for context, these stats were 5.25 percent and $0.9 trillion, going into the Great Financial Crisis.

•  Total global debt is expected to top $257 trillion in 2020, and grew by almost 4 percent in the first three quarters of 2019.

Many market observers breathed a sigh of relief when the yield curve normalized in October, because the optimistic interpretation of this normalization would be that the Fed has struck the correct balance between monetary tightening and easing to sustain the current economic expansion and bull market. But for historical perspective, consider that there have been seven recessions since 1962 (the beginning of the 10Y-3M interest rate data series). All seven have been preceded by a yield curve inversion, and five of those seven saw a brief normalization before the recession set in. Thus, the historical odds do not recommend optimism simply because the yield curve has normalized somewhat.

Going forward, we expect that the Fed's obvious willingness to preemptively ease monetary policy will continue to backstop equity valuations on the downside, as well as foster a temporary environment of moderate realized volatility. The anticipated "Phase One" agreement in the U.S.-China trade war could also provide a brief reprieve from volatility escalating. But ultimately, central banks have very limited monetary policy ammunition to work with; the ECB and Bank of Japan are already at the zero-rate bound, and the Fed has only 1.75 percent in rate cuts before it also hits the zero bound. Given this limited room for central bank maneuvers, we are extremely skeptical that monetary policy will have the ability to mitigate the next recession when it does arrive.

In terms of returns, most fundamental market valuation metrics, price/earnings, Shiller price/earnings, market cap to GDP (the so-called "Buffett Indicator"), and so on, ended 2019 quite high by historical standards. The levels of these metrics suggest low-to-negative long-term equity returns going forward. In the short term, this equity mania—and we do regard 2019 as manic market behavior—can persist for a handful of years.

In a tactical sense, we will continue to use our volatility metrics to inform the equity allocations of the Fund. We will increase equity exposure if we believe volatility will decrease, decrease equity exposure if we believe volatility will increase, and in the event that we are overweight equity, we will carry some form of tail risk hedge for the foreseeable future.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Securian Asset Management, Inc. (Securian AM) and the Securian Funds Trust, on behalf of the SFT Managed Volatility Equity Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated November 18, 2015, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2021. The Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days' notice prior to the end of a contract term.

Ten Largest Holdings^

Security description	Market value	% of market value
iShares Edge MSCI Minimum Volatility USA ETF	$125,868,819	32.2%
iShares Edge MSCI Minimum Volatility EAFE ETF	97,283,123	24.9%
iShares Core High Dividend ETF	70,782,709	18.1%
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	22,666,517	5.8%
iShares Short Maturity Bond ETF	19,494,236	5.0%
iShares MSCI Germany ETF	15,568,241	4.0%
U.S. Treasury Note, 2.000% 01/31/20	3,500,926	0.9%
	$355,164,571	90.9%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Managed Volatility Equity Fund,
the Blended Benchmark Index and Consumer Price Index

On the chart above you can see how the SFT Managed Volatility Equity Fund's shares total return compared to its Blended Benchmark, comprised of 60 percent of the S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on November 18, 2015 through December 31, 2019, assuming reinvestment of distributions, if any.

The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. As of December 31, 2019, Securian AM has waived $1,631,213 pursuant to the agreement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500® Low Volatility Index, 20% S&P 500® BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index.

The S&P 500® Low Volatility Index measures performance of the 100 least volatile stocks in the S&P 500®. The S&P 500® BMI International Developed Low Volatility Index measures the performance of the 200 least volatile stocks in the S&P Developed Market large/midcap universe. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights. The Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index tracks the market for the on-the-run 3-month Treasury bill issued by the U.S. government.

Performance Update

Matthew Richmond, Lowell Bolken, CFA and Joshua Klaetsch Portfolio Managers

The SFT Real Estate Securities Fund seeks above-average income and long-term growth of capital. The Fund intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the SFT Real Estate Securities Fund, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

SFT Real Estate Securities Fund

How did the Portfolio perform during the period?

The Fund's Class 2 shares generated a total net return of 24.56 percent over the 12 months ending December 31, 2019, underperforming the FTSE NAREIT Equity REITs Index which returned 26.00 percent over the same period.

What influenced the Fund's return during the past 12 months?

Real estate stocks delivered significantly positive returns for the year ending December 31, 2019 but failed to keep pace with the broader S&P 500® Index. Real estate investment trusts (REITs), similar to the broader market were consistently positive throughout the year with very little volatility.

The Fund delivered a sharply positive total return for the year but trailed its benchmark and peer group. Our investment philosophy consistently favors companies we believe own well-located, high-quality properties that feature stable balance sheets, exhibit improving property fundamentals and have above-average cash flow growth prospects. Those characteristics have shown over time to likely result in favorable performance.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Industrial REITs once again recorded all-time high occupancy levels in 2019, driven by a seemingly insatiable demand for e-commerce shopping and same-day delivery. The shift in consumer preferences has had a pronounced impact on "bricks & mortar" retailers and retail property owners. Another year of significant store closures and bankruptcy filings resulted in dismal performance for mall REITs, whose returns lagged the index by over 30 percent. Unprecedented demand for datacenter space shows no signs of diminishing, driven by increased cloud storage, virtualization and artificial intelligence needs.

Single family rental REITs also delivered solid performance. A limited supply of affordable and available inventory, coupled with growing demand for non-apartment residences by Millennials, drove nearly sector leading returns for single family rental REITs. Office REITs also delivered above average returns. Occupancies remain relatively stable, and new office construction has been robust. Today's office tenants are flocking to modern, more functional space that affords a more enjoyable and efficient environment for their employees.

What strategies and techniques did you employ that specifically affected Fund performance?

We increased the Fund's holdings in more defensively oriented companies toward the end of 2018 and again in early 2019. Most notably we increased exposure to owners of both net lease and health care properties. These types of companies tend to offer above-average dividends and feature very low, but stable cash flow growth. In early 2019 market participants shifted to a decidedly "risk on" posture. Our defensive positioning caused the Portfolio's index-relative performance to lag amid considerable uncertainty regarding the economic impact of the tariff wars and U.S. Federal Reserve (Fed) action.

From a property-type perspective, the Fund was overweight in owners of warehouses, data centers, single family homes and medical office/life science properties. We were consistently underweight in shopping center and mall REITs, as well as hotel owners. Significant contributors to performance included stock selection within office building ownership groups. We avoided exposure to owners of New York City offices given weak operating fundamentals. The Fund's positioning in office is primarily tilted to biomedical and West Coast-focused owners.

An overweighting to single family REITs also was a significant positive contributor to index-relative performance. Steady demand and enhanced cost controls led to these companies posting well above average earnings growth throughout the year. Within multifamily, once again, the manufactured housing companies delivered above average performance.

Warehouse owners proved to be a modest detractor to relative performance. Burgeoning e-commerce activity has produced record demand for warehouse space, but new supply has begun to outstrip demand, leading to reduced rental rate and net income growth for the companies. That combination typically has resulted in sub-par stock price performance and we believe a correction is due. We reduced our exposure to warehouse owners after a period of strong performance left these companies with what we believe are unsustainably inflated valuation levels.

What will affect the Fund going forward?

We believe the economy is poised to do modestly better in 2020. The consumer continues to drive growth with low unemployment and higher wages supporting spending. Although the stage is set for stronger growth in corporate America, the turn has not fully materialized due to weakness in the manufacturing and energy sectors. Still, the outlook appears brighter for 2020 as the shock from recent tariffs recedes. Corporate earnings should improve amid more stable global growth and easier year-over-year comparisons. In addition, a recession next year seems unlikely given economic fundamentals like unemployment at a nearly 50-year low.

Macroeconomic conditions remain favorable for real estate operators and we see few, if any, conditions within the real estate markets that would disrupt a continued expansion. The current real estate recovery is entering its 11th year, and many believe we are in a Goldilocks period for the sector. Occupancies across most every property segment remain at historically high levels, and speculative construction continues to be held in check with few exceptions. We believe 2020 earnings growth for REITs will approach 5 percent as landlords enjoy the benefit of contractual lease obligations from their tenants and the current ultra-low interest rate environment is providing a refinancing boost to the expense structure. This expected earnings growth should set the stage for another solid year of dividend increases across the sector.

Within the commercial real estate sector, we broadly expect stable operating trends to continue across the sector, with the recognition that today's occupancy levels and tempered rental rate increases will result in modest earnings growth. We remain optimistic as we see few material concerns emerging, as in previous cycles. Bank lending, commercial construction, equity allocations, and overall pricing metrics remain much healthier than was often the case in previous cycle peaks. Ultra-low interest rates, continued favorable operating conditions, and dependable cash flows have emboldened investors to see real estate as a relative "safe haven" in today's low-growth, low-rate environment.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

FTSE NAREIT Equity REITs Index is a broad-based index consisting of real estate investment trusts.

Ten Largest Holdings^

Security description	Market value	% of net assets
ProLogis, Inc.	$8,439,864	6.3%
Equinix, Inc.	7,607,946	5.7%
Alexandria Real Estate Equities, Inc.	6,369,807	4.7%
Digital Realty Trust, Inc.	5,136,846	3.8%
Duke Realty Corp.	5,134,627	3.8%
Invitation Homes, Inc.	5,004,990	3.7%
AvalonBay Communities, Inc.	4,597,882	3.4%
VICI Properties, Inc.	4,458,475	3.3%
Simon Property Group, Inc.	4,033,688	3.0%
Healthpeak Properties, Inc.	3,967,497	3.0%
	$54,751,622	40.7%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Real Estate Securities Fund,
FTSE NAREIT Equity REITs Index, and Consumer Price Index

On the chart above you can see how the SFT Real Estate Securities Fund's Class 2 shares total return compared to the FTSE NAREIT Equity REITs Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2009 through December 31, 2019, assuming reinvestment of distributions, if any.

Performance Update

Mark Finn, CFA, CPA Portfolio Manager T. Rowe Price

The SFT T. Rowe Price Value Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The Fund pursues its objective by taking a value approach to investment selection. Holdings consist primarily of large cap stocks, but may also include stocks of mid-cap and small-cap companies. While Securian Asset Management, Inc. acts as the investment adviser for the Fund, T. Rowe Price Associates, Inc. (T. Rowe Price) provides investment advice to the Fund under a sub-advisory agreement. The Fund's value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced at a low level.

SFT T. Rowe Price Value Fund

How did the Portfolio perform during the period?

The Fund generated a total net return of 25.86 percent over the 12 months ending December 31, 2019, underperforming the Russel 1000 Value Index which returned 26.54 percent over the same period.

What influenced the Fund's return during the past 12 months?

Broadly speaking, sector allocation and stock selection detracted from relative results.

What other market conditions or events influenced the Fund's performance during the past 12 months?

U.S. stocks surged in 2019, with several major indexes hitting all-time highs in the second half of the year. The Federal Reserve's decision to keep rates steady in the first half of the year and then reduce them three times starting in July was a major driver of market performance. Trade discussions between the U.S. and China also drove market sentiment. Speculation arose numerous times during the year that the two countries were "close" to reaching an agreement, though occasional tensions seemed to reduce its likelihood. A preliminary "phase one" trade deal was not officially struck until December. As part of the agreement, the U.S. would lower or cancel the scheduled tariff rate on various Chinese goods. The agreement would also require "structural reforms and other changes to China's economic and trade regime in the areas of intellectual property, technology transfer, agriculture, financial services, and currency and foreign exchange."

What strategies and techniques did you employ that specifically affected Fund performance?

The largest detractor during the period was the information technology sector, where an underweight allocation and security selection weighed on relative results. Despite finishing higher over the course of the year, shares of Cisco Systems underperformed the sector as macro-related factors led to management revising guidance downward.

Our overweight in health care also detracted from performance during the period, and stock selection in the sector also hurt. Shares of Pfizer traded lower following the company's decision to spinoff Upjohn, the company's off-patent drug business, into a standalone firm, which is scheduled to ultimately merge with Mylan.

Stock choices within the financials sector hindered relative results, as well.

On the other end of the spectrum, stock selection in consumer staples contributed to relative results during the period. Shares of Tyson Foods continued to benefit from the ongoing effects of African Swine Fever, which has caused global protein prices to rise, and the re-opening of the Chinese market to U.S. poultry sales later in the year.

Holdings in the utilities sector also added relative value, although an overweight exposure pulled back returns. Within the sector, shares of NextEra Energy led performance, as the company benefited from strong renewable energy bookings as well as the market's expectation for another positive outcome from NextEra's planned January 2021 rate case regulatory filing.

What will affect the Fund going forward?

While we continue to be cautious, we are now more constructive on the U.S. economic cycle. Hard economic data remains weak, but economic indicators appear to be bottoming. Moreover, the Federal Reserve's accommodative monetary policy and a warming in U.S.-China trade relations have provided an improved operating environment for U.S. businesses.

Amid this rapidly evolving environment, we have positioned the portfolio with more market-like cyclical exposure compared to recent years. We continue to favor fundamentally sound companies with durable earnings profiles and high-quality balance sheets that stand to outperform in the event of market turbulence. At the same time, we believe companies more exposed to the economic cycle should benefit from a rebound in economic activity in the coming year and have added to high-quality companies in those areas.

Ten Largest Holdings^

Security description	Market value	% of net assets
JPMorgan Chase & Co.	$9,048,733	4.5%
Microsoft Corp.	7,865,130	3.9%
NextEra Energy, Inc.	7,558,298	3.8%
American International Group, Inc.	7,245,897	3.6%
General Electric Co.	6,834,172	3.4%
Danaher Corp.	6,746,828	3.4%
Wells Fargo & Co.	4,716,323	2.3%
Tyson Foods, Inc.	4,712,322	2.3%
ProLogis, Inc.	4,397,900	2.2%
Sempra Energy	4,373,379	2.2%
	$63,498,982	31.6%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT T. Rowe Price Value Fund,
the Russell 1000 Value Index and Consumer Price Index

On the chart above you can see how the SFT T. Rowe Price Value Fund's shares total return compared to the Russell 1000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2019, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Performance Update

Mammen Chally, CFA, David A. Siegle, CFA and Douglas W. McLane, CFA Portfolio Managers Wellington Management Company LLC

The SFT Wellington Core Equity Fund seeks growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks. While Securian Asset Management, Inc. acts as the investment adviser for the Fund, Wellington Management Company LLP provides investment advice to the Fund under a sub-advisory agreement. Risks associated with investing in the Fund include, but are not limited to, issuer-specific market volatility and risk of declines in the equity markets generally.

SFT Wellington Core Equity Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 33.73 percent over the period ending December 31, 2019, outperforming the S&P 500® Index, which returned 31.49 percent over the same period.

What influenced the Fund's return during the past 12 months?

During the period, security selection was the primary driver of outperformance, while sector allocation, a fall-out of our bottom-up stock selection process, slightly detracted. Strong stock selection in industrials (overweight to Fortune Brands, underweight to Boeing), health care (not owning Pfizer and Johnson & Johnson), and financials (not owning Berkshire Hathaway, overweight to Bank of America) was partially offset by weaker selection in energy (overweights to Continental Resources and EOG Resources) and communication services (overweight to Verizon, underweight to Facebook). From an allocation perspective, our overweight to health care and underweight to information technology detracted from relative results, while our underweight to energy partially offset results.

What other market conditions or events influenced the Fund's performance during the past 12 months?

U.S. equities, as measured by the S&P 500® Index, posted positive results over the trailing 12-month period ending 31 December 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by a dovish shift in U.S. Federal Reserve (Fed) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the EU unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world's two largest economies has eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50 percent in effort to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equities surged in the fourth quarter, as stocks benefitted from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019 by 0.25 percent. Trade tensions were volatile during the quarter but eased in December after the U.S. and China reached a phase one trade agreement. The U.S. House of Representatives voted to impeach President Trump; however, markets were unaffected given that the Republican-led Senate is unlikely to support his impeachment.

What strategies and techniques did you employ that affected Fund performance?

Over the period, the Fund slightly increased exposure to information technology and consumer staples while we decreased exposure to health care and consumer discretionary. We established a new position in Raytheon, a technology and innovation leader in defense, civil government and cybersecurity solutions. Defense remains a structurally attractive industry with government spending increasing worldwide. Raytheon has the leading missile defense technology which has seen renewed interest worldwide and in the U.S. as a key pillar to defense strategy. Raytheon's pipeline is broad, stretching to both domestic and international customers with key franchises, such as the Patriot.

We eliminated our position in Boeing, a leader in the manufacture of commercial jetliners and defense space and security systems. Earlier in the year, Boeing grounded their 737 Max jets due to two fatal crashes. We subsequently eliminated the position as the potential range of outcomes remains large as there are several significant issues that need to be resolved related to the 737 Max jet. These issues include technical remediation, liability, potential impacts to the backlog and customer relationships.

What will affect the Fund going forward?

As we look into 2020, many of the constructive fundamental drivers of U.S. economic growth in 2019 persist. Labor markets remain healthy—wage gains continue to bolster consumer confidence, but we believe they should not trigger outsized inflation due to continued productivity improvements. The U.S. housing market has turned the corner after six quarters of negative growth, responding to rate cuts by the Fed. Moving forward, we expect Fed action is likely to be more gradual, having now achieved targeted levels of inflation. If true, we expect this should also result in less volatility for the U.S. dollar.

The team believes that trade negotiations between the U.S. and China will remain vitally important to markets. The period ended with encouraging progress—the "List 4" tariffs slated for December implementation were delayed, and indications that forward progress for a "Phase 1" agreement were in place. Additionally, the passage of the tri-party USMCA (United States-Mexico-Canada Agreement—replacement for NAFTA) deal by the U.S. House of Representatives and an expected ratification by the U.S. Senate provides important certainty to North American supply chains.

As the new year begins, U.S. politics will first be dominated by a historic Presidential impeachment trial in the U.S. Senate, before yielding to a rapid succession of Democratic primaries which will provide more certainty into both the eventual Democratic candidate as well as the main platform issues to be put forward by that party in the Presidential election. We expect the outcome at the ballot box could warrant future action in the Fund, however, given the wide range of possible outcomes at this point, this bears more monitoring than action at this time.

Ten Largest Holdings^

Security description	Market value	% of stock portfolio
Apple, Inc.	$4,540,123	3.6%
Microsoft Corp.	4,065,033	3.3%
JPMorgan Chase & Co.	3,554,700	2.8%
Alphabet, Inc.—Class A	3,316,330	2.7%
Bank of America Corp.	3,300,854	2.6%
The Procter & Gamble Co.	3,049,433	2.4%
Mastercard, Inc.	2,498,303	2.0%
NextEra Energy, Inc.	2,361,060	1.9%
UnitedHealth Group, Inc.	2,337,435	1.9%
The PNC Financial Services Group, Inc.	2,210,237	1.8%
	$31,233,508	25.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Wellington Core Equity Fund,
the S&P 500® Index and Consumer Price Index

On the chart above you can see how the SFT Wellington Core Equity Fund's Class 2 shares total return compared to the S&P 500® Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2019, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500® Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Securian Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SFT Core Bond Fund, SFT Dynamic Managed Volatility Fund, SFT Government Money Market Fund, SFT Index 400 Mid-Cap Fund, SFT Index 500 Fund, SFT International Bond Fund, SFT Ivy GrowthSM Fund, SFT IvySM Small Cap Growth Fund, SFT Managed Volatility Equity Fund, SFT Real Estate Securities Fund, SFT T. Rowe Price Value Fund, and SFT Wellington Core Equity Fund (collectively, the Funds), including the schedules of investments in securities, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights of each Fund present fairly, in all material respects, the financial position of each Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers, or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Securian Funds Trust investment companies since 1985.

Minneapolis, Minnesota
February 20, 2020

SFT Core Bond Fund
Investments in Securities

December 31, 2019

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (99.3%)
Government Obligations (30.6%)
Other Government Obligations (1.6%)
Provincial or Local Government Obligations (1.6%)
Douglas County Public Utility District No. 1, 5.450%, 09/01/40	$1,185,000	$1,520,272
Municipal Electric Authority of Georgia, 6.655%, 04/01/57	1,188,000	1,636,363
Ohio State Water Development Authority, 4.817%, 12/01/30	250,000	292,647
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,150,000	1,409,440
4.926%, 10/01/51	2,055,000	2,662,150
Texas A&M University, 4.000%, 05/15/31	325,000	348,881
		7,869,753
U.S. Government Agencies and Obligations (29.0%)
Federal Home Loan Mortgage Corporation (FHLMC) (5.3%)
2.347%, 01/25/23 (1-Month USD LIBOR + 0.650%) (b)	72,395	72,377
2.500%, 03/01/28	429,070	436,236
2.500%, 04/01/28	151,290	153,607
2.742%, 10/25/29 (1-Month USD LIBOR + 0.950%) (b)	450,000	424,202
3.000%, 08/01/42	494,064	509,079
3.000%, 12/01/42	192,175	198,016
3.000%, 01/01/43	255,264	263,103
3.000%, 02/01/43	602,709	623,484
3.000%, 04/01/43	985,505	1,015,109
3.000%, 10/25/46	291,027	294,101
3.500%, 10/01/25	180,569	187,081
3.500%, 05/01/32	214,288	224,132
3.500%, 03/01/42	834,080	882,478
3.500%, 08/01/42	628,439	664,923
3.500%, 05/25/45	1,058,245	1,077,797
4.000%, 09/01/40	733,363	786,652
4.000%, 11/01/40	1,387,495	1,497,198
4.000%, 02/01/41	312,320	334,987
4.000%, 03/01/41	300,371	323,743
4.500%, 04/01/23	19,128	20,117
4.500%, 09/01/40	175,920	191,036
4.500%, 01/01/41	575,179	624,643
4.500%, 02/01/41	338,891	368,028
4.500%, 03/01/41	639,358	694,259
4.500%, 04/01/41	495,869	543,953
5.000%, 03/01/23	13,140	14,017
5.000%, 05/01/29	24,405	26,222
5.000%, 04/01/35	90,311	96,384
5.000%, 08/01/35	55,532	61,242
5.000%, 11/01/35	100,556	109,236
5.000%, 11/01/39	557,500	619,943
5.000%, 04/01/40	231,915	255,255
5.000%, 08/01/40	138,113	152,351
	Principal	Value(a)
5.242%, 10/25/29 (1-Month USD LIBOR + 3.450%) (b)	$4,000,000	$4,260,600
5.500%, 06/01/20	3,425	3,427
5.500%, 10/01/20	23,084	23,162
5.500%, 11/01/23	93,202	100,186
5.500%, 05/01/34	624,851	702,218
5.500%, 10/01/34	185,250	207,665
5.500%, 07/01/35	232,360	260,662
5.500%, 10/01/35	233,424	262,412
5.500%, 12/01/38	124,196	139,307
6.000%, 09/01/22	20,991	21,630
6.000%, 11/01/33	310,453	355,793
6.250%, 12/15/23	29,130	30,711
6.342%, 10/25/24 (1-Month USD LIBOR + 4.550%) (b)	149,166	159,961
6.500%, 09/01/32	40,008	46,245
6.500%, 11/01/32	29,474	33,804
6.500%, 06/01/36	184,754	217,145
6.592%, 05/25/28 (1-Month USD LIBOR + 4.800%) (b)	1,700,000	1,832,205
7.000%, 12/01/37	39,236	44,749
7.342%, 07/25/28 (1-Month USD LIBOR + 5.550%) (b)	3,000,000	3,308,493
		25,755,366
Federal National Mortgage Association (FNMA) (8.7%)
2.500%, 03/01/27	245,772	249,853
2.500%, 11/01/27	413,709	418,488
2.500%, 03/01/28	278,073	282,134
2.500%, 07/01/28	374,308	380,555
3.000%, 06/01/22	73,208	75,013
3.000%, 09/01/22	48,585	49,783
3.000%, 11/01/27	180,329	185,049
3.000%, 06/01/28	149,245	154,325
3.000%, 09/01/42	138,615	142,828
3.000%, 01/01/46	483,703	495,655
3.500%, 11/01/25	195,686	202,775
3.500%, 01/01/26	242,111	250,878
3.500%, 12/01/32	177,631	185,777
3.500%, 11/01/40	518,100	551,138
3.500%, 01/01/41	595,839	628,614
3.500%, 02/01/41	833,928	882,037
3.500%, 04/01/41	313,847	330,904
3.500%, 11/01/41	2,203,249	2,345,601
3.500%, 12/01/41	551,922	581,787
3.500%, 05/01/42	212,233	224,501
3.500%, 01/01/43	529,100	557,672
3.500%, 02/01/43	463,962	497,327
3.500%, 05/01/43	1,702,454	1,810,262
3.500%, 01/14/50 (c)	8,230,000	8,466,291
4.000%, 06/25/23	59,639	60,106
4.000%, 12/01/40	117,719	126,240
4.000%, 04/01/41	1,161,198	1,245,787
4.000%, 09/01/41	480,881	515,591
4.000%, 11/01/41	234,093	250,809
4.000%, 06/01/42	622,641	667,744
4.000%, 09/01/43	376,995	400,477
4.500%, 04/01/21	947	978
4.500%, 04/01/25	35,139	36,957
4.500%, 05/25/34	537,000	591,175

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
4.500%, 05/01/35	$232,990	$252,754
4.500%, 07/01/35	402,095	430,311
4.500%, 09/01/37	161,889	174,863
4.500%, 06/01/39	161,987	175,806
4.500%, 04/01/41	1,396,675	1,544,266
4.500%, 07/01/41	1,231,735	1,337,334
4.500%, 07/01/47	412,555	447,038
5.000%, 10/01/20	7,690	7,945
5.000%, 06/25/23	56,408	58,464
5.000%, 07/01/23	41,663	44,450
5.000%, 11/01/33	172,637	190,152
5.000%, 03/01/34	174,150	191,674
5.000%, 05/01/34	41,647	45,875
5.000%, 12/01/34	195,671	215,635
5.000%, 07/01/35	172,559	190,158
5.000%, 08/01/35	54,097	59,522
5.000%, 03/01/38	89,441	98,481
5.000%, 04/01/38	114,711	127,896
5.000%, 06/01/39	109,036	121,952
5.000%, 12/01/39	416,703	467,674
5.000%, 06/01/40	60,497	66,643
5.000%, 04/01/41	377,374	419,577
5.442%, 09/25/29 (1-Month USD LIBOR + 3.650%) (b)	250,000	263,323
5.500%, 08/01/23	25,098	26,971
5.500%, 02/01/24	38,956	41,877
5.500%, 04/01/33	537,212	599,175
5.500%, 05/01/33	11,542	12,982
5.500%, 12/01/33	65,403	73,611
5.500%, 01/01/34	130,978	147,421
5.500%, 02/01/34	137,992	154,400
5.500%, 03/01/34	216,808	242,580
5.500%, 04/01/34	132,484	148,885
5.500%, 05/01/34	4,808	5,171
5.500%, 09/01/34	196,304	216,777
5.500%, 10/01/34	53,183	59,812
5.500%, 01/01/35	88,566	99,540
5.500%, 02/01/35	228,157	252,812
5.500%, 04/01/35	240,857	270,591
5.500%, 06/01/35	39,078	42,229
5.500%, 08/01/35	134,839	151,098
5.500%, 10/01/35	322,167	363,051
5.500%, 11/01/35	66,966	75,515
5.500%, 09/01/36	120,235	135,261
5.500%, 12/01/39	81,502	91,534
6.000%, 08/01/23	31,442	32,542
6.000%, 09/01/32	12,528	14,266
6.000%, 10/01/32	434,675	497,680
6.000%, 11/01/32	369,286	422,867
6.000%, 03/01/33	377,329	431,403
6.000%, 04/01/33	23,640	26,046
6.000%, 12/01/33	115,994	132,857
6.000%, 08/01/34	38,139	42,820
6.000%, 09/01/34	21,037	23,790
6.000%, 11/01/34	12,786	14,181
6.000%, 12/01/34	99,142	113,634
6.000%, 11/01/36	12,404	14,200
6.000%, 01/01/37	121,962	139,574
6.000%, 08/01/37	77,963	89,152
6.000%, 12/01/37	6,109	6,719
6.000%, 10/01/38	150,571	173,913
6.092%, 02/25/25 (1-Month USD LIBOR + 4.300%) (b)	1,680,898	1,789,491
	Principal	Value(a)
6.192%, 01/25/24 (1-Month USD LIBOR + 4.400%) (b)	$95,041	$103,289
6.242%, 01/25/29 (1-Month USD LIBOR + 4.450%) (b)	2,083,353	2,200,393
6.500%, 11/01/23	23,756	24,795
6.500%, 12/01/31	61,806	71,404
6.500%, 02/01/32	186,490	215,906
6.500%, 04/01/32	135,219	154,772
6.500%, 05/01/32	34,990	38,837
6.500%, 07/01/32	269,063	308,771
6.500%, 08/01/32	106,511	122,622
6.500%, 09/01/32	71,321	82,176
6.500%, 10/01/32	92,606	106,038
6.500%, 09/01/34	10,049	11,207
6.500%, 11/01/34	5,551	6,420
6.500%, 03/01/35	75,894	86,418
6.500%, 02/01/36	14,400	15,983
6.500%, 09/01/37	64,493	71,784
6.500%, 11/01/37	40,960	47,457
7.000%, 07/01/31	53,847	63,211
7.000%, 09/01/31	168,402	192,733
7.000%, 11/01/31	186,356	212,015
7.000%, 02/01/32	91,069	104,986
7.000%, 03/01/32	16,636	19,659
7.000%, 07/01/32	70,942	80,667
7.000%, 10/01/37	15,455	16,272
7.500%, 07/25/22	13,555	13,939
7.500%, 04/01/31	85,770	95,921
7.500%, 05/01/31	20,325	22,753
		42,443,760
Government National Mortgage Association (GNMA) (2.7%)
0.004%, 06/17/45 (b) (d)	354,968	38
0.643%, 07/16/40 (b) (d)	22,589	–
1.000%, 12/20/42	109,199	102,308
3.000%, 03/15/45	1,273,034	1,311,034
3.000%, 04/15/45	2,240,684	2,307,576
3.000%, 05/15/45	120,800	124,392
3.250%, 04/20/33	145,859	151,019
3.250%, 03/20/35	1,072,074	1,110,039
3.250%, 11/20/35	573,418	592,880
3.250%, 01/20/36	995,649	1,029,443
3.500%, 11/15/40	71,708	75,448
3.500%, 04/20/46	746,458	773,116
3.750%, 03/20/46	905,707	948,873
4.000%, 07/20/31	333,121	347,655
4.000%, 04/20/39	233,111	243,306
4.000%, 12/20/40	712,897	768,573
4.000%, 01/15/41	45,089	48,022
4.000%, 02/15/41	332,438	359,422
4.000%, 10/15/41	229,161	244,140
4.000%, 12/20/44	120,906	128,053
4.500%, 06/15/40	224,632	246,843
5.000%, 05/15/33	71,022	78,638
5.000%, 12/15/39	86,022	95,799
5.000%, 01/15/40	926,063	1,021,051
5.000%, 07/15/40	233,664	259,420
5.500%, 07/15/38	229,476	257,597
5.500%, 10/15/38	322,273	361,210
8.500%, 10/15/22	6,588	6,607
		12,992,502

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
U.S. Treasury (12.3%)
U.S. Treasury Bond 2.875%, 05/15/49	$6,800,000	$7,515,328
3.000%, 02/15/49	10,570,000	11,955,661
5.375%, 02/15/31 (e)	5,115,000	6,869,885
U.S. Treasury Note 1.250%, 02/29/20	1,250,000	1,249,171
1.375%, 04/30/20	1,000,000	999,060
1.375%, 05/31/20	550,000	549,355
1.500%, 11/30/21	2,500,000	2,496,680
1.500%, 11/30/24	5,120,000	5,078,600
1.625%, 11/30/26	11,100,000	10,959,516
1.750%, 12/31/20	4,000,000	4,003,750
1.750%, 11/15/29	8,325,000	8,205,978
2.250%, 02/15/27 (e)	150,000	154,213
2.750%, 02/15/28	200,000	213,227
		60,250,424
Vendee Mortgage Trust (0.0%)
Vendee Mortgage Trust, 7.793%, 02/15/25	25,262	27,308
Total government obligations (cost: $144,879,805)		149,339,113
Asset-Backed Securities (13.4%)
Bank of The West Auto Trust, 3.210%, 04/15/25 (f)	2,293,000	2,300,850
Bear Stearns Asset Backed Securities Trust, 2.767%, 02/25/34 (1-Month USD LIBOR + 0.975%) (b)	361,951	362,100
CarMax Auto Owner Trust, 2.950%, 11/15/23	1,950,000	1,969,673
Chase Funding Trust 2.352%, 02/25/33 (1-Month USD LIBOR + 0.560%) (b)	155,233	150,297
2.432%, 08/25/32 (1-Month USD LIBOR + 0.640%) (b)	120,225	118,041
Chesapeake Funding II LLC 3.260%, 11/15/29 (f)	375,000	377,038
3.380%, 08/15/29 (f)	275,000	276,565
3.570%, 04/15/30 (f)	1,200,000	1,222,870
3.710%, 05/15/29 (f)	1,885,000	1,909,619
Commonbond Student Loan Trust 2.550%, 05/25/41 (f)	418,133	415,242
5.280%, 05/25/41 (f)	57,046	59,414
Commonbond Student Loan Trust 2018-A-GS 2.292%, 02/25/44 (1-Month USD LIBOR + 0.500%) (b) (f)	801,996	788,820
3.210%, 02/25/44 (f)	1,947,532	1,970,886
Commonbond Student Loan Trust 2019-A-GS, 2.540%, 01/25/47 (f)	4,337,408	4,297,005
Earnest Student Loan Program LLC 2.650%, 01/25/41 (f)	178,590	178,396
2.720%, 01/25/41 (f)	317,042	316,704
3.020%, 05/25/34 (f)	422,499	422,069
Entergy Gulf States Reconstruction Funding 1 LLC, 5.930%, 06/29/22	219,794	225,020
	Principal	Value(a)
Exeter Automobile Receivables Trust 2015-3, 6.550%, 10/17/22 (f)	$2,000,000	$2,018,199
Exeter Automobile Receivables Trust 2016-2, 8.250%, 04/17/23 (f)	1,800,000	1,876,524
FirstEnergy Ohio PIRB Special Purpose Trust, 1.726%, 01/15/22	16,726	16,721
Foursight Capital Automobile Receivables Trust 3.710%, 01/18/22 (f)	1,485,000	1,489,652
5.280%, 08/15/24 (f)	3,850,000	3,943,519
GM Financial Consumer Automobile Receivables Trust, 2.770%, 07/17/23	800,000	803,071
Home Partners of America 2018-1 Trust, 2.637%, 07/17/37 (1-Month USD LIBOR + 0.900%) (b) (f)	1,777,468	1,777,185
Invitation Homes 2018-SFR1 Trust 2.987%, 03/17/37 (1-Month USD LIBOR + 1.250%) (b) (f)	3,500,000	3,491,450
3.187%, 03/17/37 (1-Month USD LIBOR + 1.450%) (b) (f)	1,000,000	998,055
Invitation Homes 2018-SFR3 Trust 2.737%, 07/17/37 (1-Month USD LIBOR + 1.000%) (b) (f)	2,034,293	2,034,767
3.387%, 07/17/37 (1-Month USD LIBOR + 1.650%) (b) (f)	1,500,000	1,505,136
Invitation Homes 2018-SFR4 Trust, 3.137%, 01/17/38 (1-Month USD LIBOR + 1.400%) (b) (f)	4,300,000	4,299,992
Invitation Homes Trust, 3.020%, 06/17/37 (1-Month USD LIBOR + 1.280%)(b) (f)	1,500,000	1,498,468
Morgan Stanley Dean Witter Capital I, Inc., 2.352%, 08/25/32 (1-Month USD LIBOR + 0.560%) (b)	178,343	173,292
Progress Residential 2018-SFR1 Trust, 3.684%, 03/17/35 (f)	500,000	501,928
Progress Residential 2019-SFR2 Trust, 3.446%, 05/17/36 (f)	2,500,000	2,517,039
Progress Residential Trust, 3.565%, 08/17/34 (f)	1,525,000	1,534,417
Saxon Asset Securities Trust, 2.332%, 03/25/35 (1-Month USD LIBOR + 0.540%) (b)	270,238	255,965
Sofi Professional Loan Program 2017-F LLC, 2.840%, 01/25/41 (f)	1,500,000	1,511,808
Sofi Professional Loan Program 2018-A LLC, 2.950%, 02/25/42 (f)	1,200,000	1,211,232
Towd Point Mortgage Trust 3.000%, 06/25/58 (b) (f)	3,697,081	3,751,521
3.750%, 04/25/55 (b) (f)	1,455,000	1,512,294
4.491%, 11/25/57 (b) (f)	3,154,000	3,322,663

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Volvo Financial Equipment LLC Series 2018-1, 3.060%, 12/15/25 (f)	$1,300,000	$1,309,149
Westlake Automobile Receivables Trust 2017-1, 5.050%, 08/15/24 (f)	725,000	735,979
Westlake Automobile Receivables Trust 2017-2, 4.630%, 07/15/24 (f)	850,000	866,598
Westlake Automobile Receivables Trust 2018-1, 2.920%, 05/15/23 (f)	3,000,000	3,007,950
Total asset-backed securities (cost: $65,031,466)		65,325,183
Other Mortgage-Backed Securities (13.5%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (7.1%)
Agate Bay Mortgage Trust, 3.807%, 01/25/45 (b) (f)	244,118	249,669
Bear Stearns Mortgage Securities, Inc., 8.000%, 11/25/29	70,824	43,839
Bellemeade Re 2018-1, Ltd., 3.392%, 04/25/28 (1-Month USD LIBOR + 1.600%) (b) (f) (g)	1,728,743	1,731,105
Bellemeade Re 2018-3, Ltd., 3.642%, 10/25/28 (1-Month USD LIBOR + 1.850%) (b) (f) (g)	3,800,000	3,807,203
Citigroup Mortgage Loan Trust, Inc., 3.000%, 09/25/64 (b) (f)	401,861	404,243
COLT 2018-3 Mortgage Loan Trust, 3.692%, 10/26/48 (b) (f)	1,170,829	1,176,973
COLT 2019-2 Mortgage Loan Trust, 3.337%, 05/25/49 (b) (f)	2,760,330	2,764,732
CSMC Trust 3.327%, 08/25/43 (b) (f)	3,475,217	3,501,029
3.500%, 06/25/47 (b) (f)	2,550,000	2,599,279
GS Mortgage-Backed Securities Trust, 3.115%, 07/25/44 (b) (f)	2,667,636	2,605,895
JP Morgan Mortgage Trust 3.366%, 10/25/46 (b) (f)	303,610	303,408
3.405%, 06/25/29 (b) (f)	218,732	221,219
3.637%, 05/25/43 (b) (f)	333,268	337,074
4.091%, 11/25/33 (b)	111,937	111,078
MRFC Mortgage Pass- Through Trust Series 1998-2, 6.750%, 06/25/28	5,322	5,414
Prudential Home Mortgage Securities 7.667%, 09/28/24 (b) (f)	448	423
7.900%, 04/28/22 (f)	699	690
PSMC Trust, 3.500%, 02/25/48 (b) (f)	3,369,465	3,420,270
Radnor RE 2019-1, Ltd., 3.742%, 02/25/29 (1-Month USD LIBOR + 1.950%) (b) (f) (g)	1,138,000	1,136,613
	Principal	Value(a)
Seasoned Credit Risk Transfer Trust 4.000%, 07/25/56 (b)	$2,602,000	$2,611,588
4.000%, 08/25/56 (b) (f)	1,200,000	1,212,929
Sequoia Mortgage Trust 3.184%, 11/25/30 (b) (f)	598,154	598,519
3.523%, 06/25/43 (b)	1,783,462	1,800,407
3.707%, 07/25/45 (b) (f)	443,047	453,039
3.877%, 01/25/45 (b) (f)	368,005	376,322
Structured Asset Mortgage Investments, Inc., 0.712%, 05/02/30 (b)	10,003	993
WinWater Mortgage Loan Trust 2015-4, 3.766%, 06/20/45 (b) (f)	2,848,428	2,929,940
		34,403,893
Commercial Mortgage-Backed Securities (6.4%)
BAMLL Commercial Mortgage Securities Trust 2014-520M, 4.185%, 08/15/46 (b) (f)	1,350,000	1,517,872
BB-UBS Trust, 4.026%, 11/05/36 (b) (f)	1,000,000	1,024,624
CFCRE Commercial Mortgage Trust, 3.839%, 12/10/54	500,000	538,299
Citigroup Commercial Mortgage Trust 2018-TBR, 2.570%, 12/15/36 (1-Month USD LIBOR + 0.830%) (b) (f)	4,000,000	3,980,132
CSMC Trust, 3.304%, 09/15/37 (f)	400,000	407,069
Hometown Commercial Mortgage, 6.057%, 06/11/39 (f)	28,292	13,670
Irvine Core Office Trust, 2.068%, 05/15/48 (f)	186,571	185,852
JPMCC Commercial Mortgage Securities Trust, 3.723%, 03/15/50	1,000,000	1,073,026
Morgan Stanley Bank of America Merrill Lynch Trust, 3.720%, 12/15/49	225,000	241,295
Morgan Stanley Capital I Trust, 3.451%, 08/05/34 (f)	700,000	712,485
One Market Plaza Trust, 3.614%, 02/10/32 (f)	2,500,000	2,559,364
UBS Commercial Mortgage Trust 3.580%, 12/15/50	3,500,000	3,738,447
3.724%, 06/15/50	5,500,000	5,766,471
4.061%, 12/15/50 (b)	1,505,000	1,611,269
Vornado DP LLC, 4.004%, 09/13/28 (f)	1,475,000	1,480,339
Wells Fargo Commercial Mortgage Trust 2.814%, 08/15/49	2,705,000	2,690,754
3.184%, 04/15/50	1,544,000	1,602,103
3.637%, 06/15/48	1,905,000	2,022,038
		31,165,109
Total other mortgage-backed securities (cost: $64,986,170)		65,569,002

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Corporate Obligations (41.8%)
Basic Materials (0.3%)
Chemicals (0.3%)
Albemarle Corp., 2.941%, 11/15/22 (3-Month USD LIBOR + 1.050%) (b) (f)	$1,530,000	$1,532,838
Communications (2.4%)
Media (0.8%)
NBCUniversal Media LLC, 4.375%, 04/01/21	4,000,000	4,125,455
Telecommunication (1.6%)
AT&T, Inc., 4.850%, 07/15/45	3,350,000	3,826,226
Crown Castle Towers LLC, 3.222%, 05/15/42 (f)	2,375,000	2,400,451
Verizon Communications, Inc., 3.010%, 05/15/25 (3-Month USD LIBOR + 1.100%) (b)	1,500,000	1,534,377
		7,761,054
Consumer Cyclical (3.2%)
Auto/Truck Parts & Equipment — Original (3.2%)
Ford Motor Credit Co. LLC 2.459%, 03/27/20	1,325,000	1,325,408
5.750%, 02/01/21	2,190,000	2,260,710
5.875%, 08/02/21	1,045,000	1,094,038
General Motors Financial Co., Inc. 2.862%, 04/09/21 (3-Month USD LIBOR + 0.850%) (b)	1,650,000	1,653,244
4.200%, 11/06/21	3,250,000	3,369,569
Hyundai Capital America 2.850%, 11/01/22 (f)	3,000,000	3,033,434
3.250%, 09/20/22 (f)	625,000	637,073
Lear Corp., 5.250%, 01/15/25	1,915,000	1,968,670
		15,342,146
Consumer, Non-cyclical (3.0%)
Agricultural Products (0.7%)
Altria Group, Inc. 5.800%, 02/14/39	955,000	1,123,572
5.950%, 02/14/49	1,875,000	2,273,379
		3,396,951
Beverages (0.3%)
Bacardi, Ltd., 5.300%, 05/15/48 (f) (g)	1,325,000	1,539,489
Drugstore Chains (0.9%)
CVS Pass-Through Trust 5.298%, 01/11/27 (f)	979,747	1,046,738
5.880%, 01/10/28	342,802	378,331
6.036%, 12/10/28	2,068,006	2,310,376
6.943%, 01/10/30	526,831	617,218
		4,352,663
Health Care Products (0.8%)
Boston Scientific Corp., 4.700%, 03/01/49	3,125,000	3,802,914
Pharmaceuticals (0.3%)
McKesson Corp., 3.650%, 11/30/20	1,275,000	1,292,817
	Principal	Value(a)
Energy (5.9%)
Oil & Gas (0.6%)
Occidental Petroleum Corp., 3.155%, 08/13/21 (3-Month USD LIBOR + 1.250%) (b)	$2,960,000	$2,975,716
Oil, Gas & Consumable Fuels (0.6%)
Marathon Petroleum Corp., 5.850%, 12/15/45	2,270,000	2,606,843
Pipelines (4.7%)
Boardwalk Pipelines L.P., 4.800%, 05/03/29	2,375,000	2,545,926
Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/25	2,250,000	2,530,035
Cheniere Energy Partners L.P., 5.250%, 10/01/25	2,000,000	2,084,180
El Paso Natural Gas Co. LLC, 8.375%, 06/15/32	675,000	943,525
Enterprise Products Operating LLC, 4.684%, 06/01/67 (3-Month USD LIBOR + 2.778%) (b)	2,180,000	2,061,299
EQM Midstream Partners L.P., 6.500%, 07/15/48	975,000	914,452
MPLX L.P. 2.985%, 09/09/22 (3-Month USD LIBOR + 1.100%) (b)	2,230,000	2,238,911
5.250%, 01/15/25 (f)	2,450,000	2,573,341
5.500%, 02/15/49	1,700,000	1,931,344
Sunoco Logistics Partners Operations L.P., 6.850%, 02/15/40	2,150,000	2,579,826
Tennessee Gas Pipeline Co. LLC, 8.375%, 06/15/32	1,850,000	2,583,954
		22,986,793
Financial (12.9%)
Banks (9.0%)
American Express Credit Corp., 2.944%, 09/14/20 (3-Month USD LIBOR + 1.050%) (b)	1,890,000	1,900,687
Bank of America Corp., 3.974%, 02/07/30 (3-Month USD LIBOR + 1.210%) (b)	4,040,000	4,435,387
Barclays PLC, 3.635%, 01/10/23 (3-Month USD LIBOR + 1.630% ) (b) (g)	3,300,000	3,341,860
BBVA USA 3.500%, 06/11/21	850,000	864,742
3.875%, 04/10/25	2,500,000	2,626,447
Citibank NA, 2.499%, 05/20/22 (3-Month USD LIBOR + 0.600%) (b)	3,650,000	3,663,683
Citigroup, Inc., 4.400%, 06/10/25	1,500,000	1,630,637

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Citizens Bank NA/Providence, 2.911%, 03/29/23 (3-Month USD LIBOR + 0.950%) (b)	$3,150,000	$3,186,687
Discover Bank, 3.450%, 07/27/26	1,900,000	1,973,470
HSBC Holdings PLC, 3.262%, 03/13/23 (3-Month USD LIBOR + 1.060%) (b) (g)	1,875,000	1,917,864
JPMorgan Chase & Co. 3.540%, 05/01/28 (3-Month USD LIBOR + 1.380%) (b)	1,500,000	1,593,786
5.229%, 04/01/20 (3-Month USD LIBOR + 3.320%) (b)	1,700,000	1,712,750
5.406%, 01/30/20 (3-Month USD LIBOR + 3.470%) (b)	734,000	740,606
Morgan Stanley 3.125%, 07/27/26	800,000	826,033
5.500%, 07/28/21	740,000	779,537
Regions Financial Corp., 3.800%, 08/14/23	1,675,000	1,773,259
Synovus Financial Corp., 3.125%, 11/01/22	2,580,000	2,607,606
The Goldman Sachs Group, Inc., 2.707%, 10/31/22 (3-Month USD LIBOR + 0.780%) (b)	1,050,000	1,057,237
Truist Bank, 2.494%, 05/17/22 (3-Month USD LIBOR + 0.590%) (b)	2,850,000	2,863,625
Truist Financial Corp., 5.050%, 12/15/24 (3-Month USD LIBOR + 3.102%) (b)	1,000,000	1,020,000
US Bancorp 3.000%, 07/30/29	765,000	790,224
5.300%, 04/15/27 (3-Month USD LIBOR + 2.914%) (b)	800,000	883,000
Wells Fargo & Co., 3.000%, 10/23/26	1,100,000	1,127,394
Zions Bancorp NA, 3.500%, 08/27/21	650,000	665,225
		43,981,746
Diversified Financial Services (1.3%)
Block Financial LLC, 4.125%, 10/01/20	2,050,000	2,076,099
DY7 Leasing LLC, 2.578%, 12/10/25	62,853	63,985
Export Leasing 2009 LLC, 1.859%, 08/28/21	45,186	45,228
Helios Leasing I LLC 1.825%, 05/16/25	72,896	72,569
2.018%, 05/29/24	104,859	105,087
Pine Street Trust I, 4.572%, 02/15/29 (f)	1,450,000	1,561,843
The Charles Schwab Corp., 4.625%, 03/01/22 (3-Month USD LIBOR + 3.315%) (b)	2,200,000	2,271,500
Union 16 Leasing LLC, 1.863%, 01/22/25	115,843	115,573
		6,311,884
Insurance (2.1%)
AXA Equitable Holdings, Inc., 5.000%, 04/20/48	2,270,000	2,443,220
	Principal	Value(a)
Reinsurance Group of America, Inc., 3.900%, 05/15/29	$1,300,000	$1,387,139
Teachers Insurance & Annuity Association of America, 4.270%, 05/15/47 (f)	2,500,000	2,843,608
Unum Group 4.000%, 06/15/29	1,050,000	1,102,858
5.750%, 08/15/42	1,975,000	2,232,202
		10,009,027
Real Estate Investment Trust — Office Property (0.4%)
SL Green Operating Partnership L.P., 2.884%, 08/16/21 (3-Month USD LIBOR + 0.980%) (b)	2,000,000	2,000,413
Real Estate Investment Trust — Residential (0.1%)
UDR, Inc., 4.000%, 10/01/25	400,000	432,039
Health Care (1.0%)
Health Care Providers & Services (0.6%)
NYU Langone Hospitals, 4.428%, 07/01/42	1,480,000	1,667,992
Sinai Health System, 3.034%, 01/20/36	1,345,000	1,398,081
		3,066,073
Medical Products/Supplies (0.4%)
Bio-Rad Laboratories, Inc., 4.875%, 12/15/20	1,985,000	2,034,129
Industrials (1.1%)
Machinery (0.4%)
Wabtec Corp., 3.194%, 09/15/21 (3-Month USD LIBOR + 1.300%) (b)	1,925,000	1,925,292
Transportation (0.7%)
AP Moller – Maersk AS, 4.500%, 06/20/29 (f) (g)	975,000	1,039,853
CSX Corp. 4.250%, 11/01/66	1,085,000	1,160,744
4.300%, 03/01/48	630,000	715,729
4.750%, 11/15/48	625,000	758,455
		3,674,781
Technology (1.2%)
Computers (1.2%)
Dell International LLC/ EMC Corp. 4.900%, 10/01/26 (f)	1,800,000	1,982,159
5.300%, 10/01/29 (f)	1,475,000	1,663,193
International Business Machines Corp., 2.800%, 05/13/21	2,280,000	2,310,606
		5,955,958

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Transportation (4.7%)
Airlines (4.7%)
Air Canada 2013-1 Class B Pass Through Trust, 5.375%, 11/15/22 (f) (g)	$740,112	$760,910
Air Canada 2015-1 Class C Pass Through Trust, 5.000%, 03/15/20 (f) (g)	2,600,000	2,609,093
Air Canada 2017-1 Class A Pass Through Trust, 3.550%, 07/15/31 (f) (g)	2,063,640	2,090,183
America West Airlines 2000-1 Pass Through Trust, 8.057%, 01/02/22	436,595	449,179
American Airlines 2013-1 Class B Pass Through Trust, 5.625%, 07/15/22 (f)	1,179,425	1,201,338
American Airlines 2013-2 Class B Pass Through Trust, 5.600%, 01/15/22 (f)	842,449	856,108
American Airlines 2015-1 Class B Pass Through Trust, 3.700%, 11/01/24	1,285,323	1,294,465
American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/25	1,054,313	1,115,231
British Airways 2013-1 Class B Pass Through Trust, 5.625%, 12/20/21 (f)	76,657	77,182
British Airways 2019-1 Class A Pass Through Trust, 3.350%, 12/15/30 (f)	1,460,000	1,503,916
Continental Airlines 2012-1 Class B Pass Through Trust, 6.250%, 10/11/21	511,811	515,957
Delta Air Lines 2012-1 Class A Pass Through Trust, 4.750%, 11/07/21	279,175	281,483
Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/25	1,349,373	1,405,684
Hawaiian Airlines 2013-1 Class B Pass Through Certificates, 4.950%, 07/15/23	1,904,871	1,940,137
United Airlines 2014-1 Class B Pass Through Trust, 4.750%, 10/11/23	412,834	426,164
United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/24	1,723,223	1,776,814
United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/27	1,019,688	1,035,970
United Airlines 2019-2 Class B Pass Through Trust, 3.500%, 11/01/29	1,515,000	1,530,212
US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/22	1,206,117	1,266,122
US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/23	1,062,791	1,105,916
		23,242,064
	Shares/ Principal	Value(a)
Utilities (6.1%)
Electric Companies (0.4%)
Indianapolis Power & Light Co., 4.700%, 09/01/45 (f)	$1,900,000	$2,197,658
Electric Utilities (4.9%)
Cleco Corporate Holdings LLC, 3.743%, 05/01/26	1,125,000	1,162,554
Entergy Mississippi LLC, 3.250%, 12/01/27	1,100,000	1,146,125
Entergy Texas, Inc., 3.450%, 12/01/27	1,885,000	1,951,446
Eversource Energy, 3.800%, 12/01/23	2,400,000	2,527,917
FirstEnergy Transmission LLC, 5.450%, 07/15/44 (f)	2,000,000	2,523,386
IPALCO Enterprises, Inc. 3.450%, 07/15/20	1,400,000	1,406,055
3.700%, 09/01/24	1,175,000	1,215,581
MidAmerican Energy Co., 4.250%, 07/15/49	1,750,000	2,100,922
Mississippi Power Co., 2.597%, 03/27/20 (3-Month USD LIBOR + 0.650%) (b)	642,000	642,240
PPL Capital Funding, Inc., 4.626%, 03/30/67 (3-Month USD LIBOR + 2.665%) (b)	2,175,000	2,076,580
Southern Power Co., 4.950%, 12/15/46	2,450,000	2,722,207
Vistra Operations Co. LLC, 3.550%, 07/15/24 (f)	1,175,000	1,190,296
Xcel Energy, Inc., 3.500%, 12/01/49	3,040,000	3,090,784
		23,756,093
Gas Utilities (0.8%)
Southern Co. Gas Capital Corp. 3.875%, 11/15/25	2,605,000	2,806,363
4.400%, 05/30/47	775,000	857,877
		3,664,240
Total corporate obligations (cost: $195,646,915)		203,967,076
Total long-term debt securities (cost: $470,544,356)		484,200,374
Short-Term Securities (2.0%)
Investment Companies (2.0%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.530% (h)	9,991,288	9,991,288
Total short-term securities (cost: $9,991,288)		9,991,288
Total investments in securities (cost: $480,535,644) (i)		494,191,662
Liabilities in excess of cash and other assets (-1.3%)		(6,313,965)
Total net assets (100.0%)		$487,877,697

See accompanying notes to financial statements.

SFT Core Bond Fund
Investments in Securities – continued
Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Variable rate security.

(c)  Security is issued on a when-issued or forward commitment basis. As of December 31, 2019 the total cost of investments issued on a when-issued or forward commitment basis was $8,447,323.

(d)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(e)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2019, securities with an aggregate market value of $774,352 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
5 Year U.S. Treasury Note	March 2020	217	Long	$25,835,392	$25,738,234	$(97,158)
10 Year U.S. Ultra	March 2020	146	Short	(20,796,639)	(20,542,656)	253,983
U.S. Long Bond	March 2020	268	Long	42,688,064	41,782,875	(905,189)
U.S. Ultra Bond	March 2020	63	Short	(11,825,132)	(11,444,344)	380,788
					$35,534,109	$(367,576)

(f)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(g)  Foreign security: The Fund held 4.1% of net assets in foreign securities at December 31, 2019.

(h)  All or a portion of the security segregated to cover when-issued purchase commitments outstanding or extended settlement trades as of December 31, 2019.

(i)  At December 31, 2019 the cost of investments for federal income tax purposes was $480,325,732. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$16,105,235
Gross unrealized depreciation	(2,606,881)
Net unrealized appreciation	$13,498,354

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
Investments in Securities

December 31, 2019

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (31.9%)
Government Obligations (2.9%)
U.S. Government Agencies and Obligations (2.9%)
Federal Home Loan Mortgage Corporation (FHLMC) (0.1%)
3.000%, 09/01/43	$123,064	$126,846
3.500%, 10/01/44	199,596	209,005
3.500%, 11/01/44	195,489	204,585
3.500%, 12/01/44	206,339	215,881
		756,317
Federal National Mortgage Association (FNMA) (0.1%)
3.000%, 04/01/43	195,402	201,272
3.000%, 05/01/43	79,937	82,328
3.000%, 06/01/43	247,969	255,360
3.500%, 08/01/42	103,532	109,544
3.500%, 02/01/43	115,990	124,332
		772,836
U.S. Treasury (2.7%)
U.S. Treasury Note, 2.625%, 12/15/21	15,000,000	15,297,656
Total government obligations (cost: $16,430,796)		16,826,809
Other Mortgage-Backed Securities (0.3%)
Commercial Mortgage-Backed Securities (0.3%)
Bank 2019-BNK18, 3.584%, 05/15/62	1,500,000	1,614,151
Total other mortgage-backed securities (cost: $1,544,712)		1,614,151
Corporate Obligations (28.7%)
Basic Materials (0.2%)
Chemicals (0.2%)
Nutrien, Ltd., 3.000%, 04/01/25 (b)	1,000,000	1,020,566
Mining (0.0%)
BHP Billiton Finance USA, Ltd., 2.875%, 02/24/22 (b)	122,000	124,373
Communications (1.9%)
Cable/Satellite TV (0.4%)
Comcast Corp. 4.200%, 08/15/34 (c)	500,000	570,644
4.650%, 07/15/42 (c)	250,000	300,604
6.400%, 05/15/38	1,000,000	1,409,637
		2,280,885
Diversified Telecommunication Services (0.7%)
AT&T, Inc. 4.350%, 06/15/45	250,000	269,903
4.500%, 05/15/35	1,000,000	1,114,328
4.850%, 07/15/45	1,000,000	1,142,157
Verizon Communications, Inc., 5.250%, 03/16/37	1,000,000	1,255,929
		3,782,317
	Principal	Value(a)
Internet & Catalog Retail (0.2%)
Amazon.com, Inc., 3.875%, 08/22/37	$1,000,000	$1,136,585
Media (0.2%)
ViacomCBS, Inc. 3.500%, 01/15/25	750,000	784,882
4.000%, 01/15/26	250,000	267,875
		1,052,757
Telecommunication (0.3%)
Crown Castle Towers LLC, 3.663%, 05/15/45 (d)	1,000,000	1,037,556
Vodafone Group PLC, 4.125%, 05/30/25 (b)	500,000	543,137
		1,580,693
Telephone — Integrated (0.1%)
AT&T, Inc., 4.100%, 02/15/28	803,000	873,783
Wireless Telecommunication Services (0.0%)
Rogers Communications, Inc., 4.100%, 10/01/23 (b)	250,000	267,546
Consumer Cyclical (0.8%)
Auto/Truck Parts & Equipment — Original (0.1%)
Harley-Davidson Financial Services, Inc., 3.550%, 05/21/21 (d)	575,000	585,652
Food & Staples Retailing (0.2%)
The Kroger Co., 4.450%, 02/01/47	1,000,000	1,062,241
Home Furnishings (0.2%)
Harman International Industries, Inc., 4.150%, 05/15/25	1,000,000	1,066,274
Retail (0.3%)
AutoZone, Inc., 3.250%, 04/15/25	1,000,000	1,042,714
Target Corp., 3.500%, 07/01/24 (c)	750,000	802,804
		1,845,518
Consumer Staples (1.0%)
Beverages (0.1%)
The Coca-Cola Co., 3.200%, 11/01/23 (c)	500,000	524,448
Consumer Products — Miscellaneous (0.1%)
Johnson (S.C.) & Son, Inc., 3.350%, 09/30/24 (d)	750,000	776,941
Food Products (0.4%)
Archer-Daniels-Midland Co., 3.750%, 09/15/47	1,000,000	1,095,350
General Mills, Inc., 4.150%, 02/15/43	1,000,000	1,075,014
		2,170,364

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
Household Products (0.2%)
Kimberly-Clark Corp., 3.900%, 05/04/47	$1,000,000	$1,121,815
Personal Care (0.2%)
The Estee Lauder Cos., Inc., 4.150%, 03/15/47	1,000,000	1,164,617
Consumer, Non-cyclical (1.6%)
Beverages (0.2%)
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 04/15/38	1,000,000	1,123,382
Commercial Service — Finance (0.1%)
Moody's Corp., 4.875%, 02/15/24	250,000	274,935
Diagnostic Equipment (0.4%)
Abbott Laboratories 3.875%, 09/15/25	750,000	816,966
4.750%, 11/30/36	1,000,000	1,254,148
4.750%, 04/15/43	250,000	314,919
		2,386,033
Drugstore Chains (0.0%)
CVS Pass-Through Trust, 6.943%, 01/10/30	160,619	188,176
Food (0.4%)
Mars, Inc., 3.950%, 04/01/49 (d)	1,000,000	1,132,000
Tyson Foods, Inc., 5.150%, 08/15/44	1,000,000	1,220,938
		2,352,938
Pharmaceuticals (0.5%)
Bristol-Myers Squibb Co., 3.875%, 08/15/25 (d)	1,000,000	1,081,024
Novartis Capital Corp., 3.400%, 05/06/24 (c)	500,000	529,525
Takeda Pharmaceutical Co., Ltd., 5.000%, 11/26/28 (b)	1,000,000	1,165,091
		2,775,640
Energy (3.4%)
Oil & Gas (0.7%)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.337%, 12/15/27	1,000,000	1,043,939
BP Capital Markets America, Inc., 4.234%, 11/06/28	1,000,000	1,131,053
Cimarex Energy Co., 3.900%, 05/15/27	1,000,000	1,037,430
Valero Energy Corp., 4.350%, 06/01/28	1,000,000	1,101,887
		4,314,309
Oil, Gas & Consumable Fuels (1.0%)
Apache Corp., 3.250%, 04/15/22	74,000	75,404
Chevron Corp., 3.191%, 06/24/23 (c)	250,000	260,266
EOG Resources, Inc., 2.625%, 03/15/23	250,000	254,656
	Principal	Value(a)
Marathon Petroleum Corp., 3.625%, 09/15/24	$750,000	$787,833
Noble Energy, Inc., 3.900%, 11/15/24	1,000,000	1,057,141
Phillips 66, 4.650%, 11/15/34	1,000,000	1,175,320
Total Capital International SA, 3.750%, 04/10/24 (b)	750,000	803,336
Valero Energy Corp., 3.650%, 03/15/25	1,000,000	1,063,781
		5,477,737
Pipelines (1.7%)
Columbia Pipeline Group, Inc., 4.500%, 06/01/25	1,000,000	1,097,251
Energy Transfer Operating L.P., 4.900%, 03/15/35	1,000,000	1,050,490
Enterprise Products Operating LLC, 5.750%, 03/01/35	250,000	301,483
Florida Gas Transmission Co. LLC, 4.350%, 07/15/25 (d)	1,000,000	1,078,360
Kinder Morgan, Inc., 5.300%, 12/01/34	750,000	883,591
Magellan Midstream Partners L.P., 4.200%, 10/03/47	1,000,000	1,067,464
MPLX L.P., 5.250%, 01/15/25	500,000	525,172
Plains All American Pipeline L.P./PAA Finance Corp., 3.850%, 10/15/23	250,000	258,911
Southern Natural Gas Co. LLC, 4.800%, 03/15/47 (d)	1,500,000	1,704,212
Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	1,000,000	1,051,690
The Williams Cos., Inc. 3.750%, 06/15/27	500,000	521,530
4.300%, 03/04/24	500,000	533,645
		10,073,799
Financial (9.3%)
Banks (3.9%)
Associated Banc-Corp., 4.250%, 01/15/25	750,000	792,899
Bank of America Corp. 3.950%, 04/21/25	1,000,000	1,067,957
4.183%, 11/25/27	1,000,000	1,084,447
4.244%, 04/24/38 (3-Month USD LIBOR + 1.814%) (e)	1,000,000	1,152,919
5.700%, 01/24/22	250,000	268,301
Barclays Bank PLC, 2.650%, 01/11/21 (b)	1,000,000	1,006,541
Capital One Financial Corp. 4.250%, 04/30/25	1,500,000	1,633,230
4.750%, 07/15/21	250,000	260,362
Citigroup, Inc. 3.300%, 04/27/25	750,000	787,696
3.980%, 03/20/30 (3-Month USD LIBOR + 1.338%) (e)	1,000,000	1,094,810

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
Credit Suisse Group Funding Guernsey, Ltd., 2.750%, 03/26/20 (b)	$600,000	$600,743
Discover Bank 3.100%, 06/04/20	1,000,000	1,003,722
4.250%, 03/13/26	500,000	540,119
Fifth Third Bank, 3.950%, 07/28/25	1,000,000	1,086,962
HSBC Bank USA NA, 4.875%, 08/24/20	250,000	254,310
JPMorgan Chase & Co. 3.125%, 01/23/25	1,000,000	1,043,637
4.500%, 01/24/22	250,000	262,506
KeyBank NA, 3.180%, 10/15/27	1,000,000	1,020,282
PNC Bank NA
2.450%, 07/28/22	1,000,000	1,013,663
3.800%, 07/25/23	250,000	262,659
4.050%, 07/26/28	1,000,000	1,097,664
Regions Financial Corp., 3.800%, 08/14/23	2,000,000	2,117,324
Sterling Bancorp, 3.500%, 06/08/20	1,000,000	1,002,911
Synchrony Bank, 3.000%, 06/15/22	1,000,000	1,019,616
The Goldman Sachs Group, Inc., 3.850%, 01/26/27	1,000,000	1,064,548
Truist Bank, 2.750%, 05/01/23	250,000	254,518
		22,794,346
Capital Markets (0.4%)
E*TRADE Financial Corp., 2.950%, 08/24/22	1,000,000	1,018,835
The Bank of New York Mellon Corp., 3.442%, 02/07/28 (3-Month USD LIBOR + 1.069%) (e)	1,000,000	1,061,106
		2,079,941
Diversified Financial Services (1.1%)
American Express Credit Corp., 3.300%, 05/03/27	1,000,000	1,062,322
CME Group, Inc., 3.000%, 03/15/25	1,000,000	1,038,995
Discover Financial Services, 3.750%, 03/04/25	1,000,000	1,059,315
Eaton Vance Corp., 3.500%, 04/06/27	1,000,000	1,049,733
Pine Street Trust I, 4.572%, 02/15/29 (d)	1,500,000	1,615,700
TD Ameritrade Holding Corp., 2.950%, 04/01/22	700,000	715,611
		6,541,676
Insurance (1.6%)
American Financial Group, Inc., 4.500%, 06/15/47	1,000,000	1,082,276
Assured Guaranty US Holdings, Inc., 5.000%, 07/01/24	500,000	556,242
	Principal	Value(a)
First American Financial Corp., 4.600%, 11/15/24	$750,000	$802,673
Liberty Mutual Group, Inc., 4.250%, 06/15/23 (d)	750,000	797,024
Manulife Financial Corp., 4.150%, 03/04/26 (b)	750,000	825,629
Marsh & McLennan Cos., Inc., 4.350%, 01/30/47	1,000,000	1,152,061
Metropolitan Life Global Funding I, 3.875%, 04/11/22 (d)	250,000	260,492
Old Republic International Corp., 4.875%, 10/01/24	750,000	822,510
Pacific Life Insurance Co., 4.300%, 10/24/67 (3-Month USD LIBOR + 2.796%) (d) (e)	1,000,000	1,067,500
StanCorp Financial Group, Inc., 5.000%, 08/15/22	750,000	794,062
The Hanover Insurance Group, Inc., 4.500%, 04/15/26	1,000,000	1,078,401
		9,238,870
Property / Casualty Insurance (0.2%)
Arch Capital Finance LLC, 4.011%, 12/15/26	1,000,000	1,098,430
Real Estate Investment Trust — Diversified (0.2%)
Retail Properties of America, Inc., 4.000%, 03/15/25	1,000,000	1,021,862
Real Estate Investment Trust — Health Care (0.8%)
Healthcare Realty Trust, Inc., 3.875%, 05/01/25	1,000,000	1,052,519
Healthcare Trust of America Holdings L.P., 3.750%, 07/01/27	1,000,000	1,056,226
Physicians Realty L.P., 4.300%, 03/15/27	1,000,000	1,069,299
Welltower, Inc., 4.125%, 03/15/29	1,500,000	1,635,090
		4,813,134
Real Estate Investment Trust — Office Property (0.1%)
Alexandria Real Estate Equities, Inc., 4.500%, 07/30/29	500,000	563,914
Real Estate Investment Trust — Residential (0.1%)
UDR, Inc., 4.000%, 10/01/25	750,000	810,073
Real Estate Investment Trust — Shopping Centers (0.1%)
Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/23	250,000	264,082
Real Estate Investment Trust — Single Tenant (0.2%)
Office Properties Income Trust, 4.500%, 02/01/25	750,000	784,097

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
Tanger Properties L.P., 3.875%, 12/01/23	$500,000	$514,803
		1,298,900
Real Estate Investment Trust — Storage (0.1%)
CubeSmart L.P., 4.375%, 12/15/23	500,000	532,422
Specialized REITs (0.5%)
American Tower Corp., 3.375%, 10/15/26	1,000,000	1,039,760
Essex Portfolio L.P., 3.500%, 04/01/25	1,000,000	1,049,940
Goodman US Finance Four LLC, 4.500%, 10/15/37 (d)	500,000	537,546
Healthpeak Properties, Inc., 4.250%, 11/15/23	250,000	266,798
		2,894,044
Health Care (1.7%)
Health Care Providers & Services (0.6%)
Aetna, Inc., 3.875%, 08/15/47	1,000,000	1,017,221
Anthem, Inc., 4.375%, 12/01/47	1,000,000	1,104,122
Laboratory Corp. of America Holdings, 4.000%, 11/01/23	250,000	264,611
UnitedHealth Group, Inc. 2.750%, 02/15/23 (c)	250,000	255,022
3.750%, 07/15/25 (c)	1,000,000	1,080,260
		3,721,236
Pharmaceuticals (1.1%)
AbbVie, Inc., 3.600%, 05/14/25	1,000,000	1,056,475
Allergan Funding SCS, 3.800%, 03/15/25 (b)	670,000	704,108
Bristol-Myers Squibb Co., 3.250%, 11/01/23	500,000	523,517
Cardinal Health, Inc., 3.750%, 09/15/25	1,000,000	1,062,834
Eli Lilly & Co., 3.950%, 05/15/47	1,000,000	1,134,089
Mead Johnson Nutrition Co., 5.900%, 11/01/39	1,000,000	1,334,275
Mylan, Inc., 4.200%, 11/29/23	500,000	529,450
		6,344,748
Industrials (3.9%)
Aerospace & Defense (0.9%)
General Dynamics Corp., 3.500%, 05/15/25	1,000,000	1,071,675
L3Harris Technologies, Inc., 3.832%, 04/27/25	1,000,000	1,067,250
Rockwell Collins, Inc., 3.700%, 12/15/23	500,000	527,146
United Technologies Corp. 4.050%, 05/04/47	1,000,000	1,147,151
4.125%, 11/16/28	1,500,000	1,687,641
		5,500,863
	Principal	Value(a)
Air Freight & Logistics (0.2%)
FedEx Corp., 4.400%, 01/15/47	$1,000,000	$1,004,610
Building Products (0.2%)
CRH America Finance, Inc., 4.400%, 05/09/47 (d)	1,000,000	1,060,066
Containers & Packaging (0.2%)
Amcor Finance USA, Inc., 4.500%, 05/15/28	1,000,000	1,069,596
Electrical Equipment (0.2%)
Flex. Ltd., 4.750%, 06/15/25 (b)	1,000,000	1,089,052
Electronic Parts Distributions (0.3%)
Avnet, Inc., 3.750%, 12/01/21	1,500,000	1,539,458
Environmental Control (0.4%)
Republic Services, Inc., 3.950%, 05/15/28	1,000,000	1,101,995
Waste Management, Inc., 3.900%, 03/01/35	1,000,000	1,102,391
		2,204,386
Industrial Conglomerates (0.2%)
3M Co., 3.625%, 10/15/47	1,000,000	1,039,158
Machinery (0.3%)
Caterpillar Financial Services Corp. 2.850%, 05/17/24	1,000,000	1,034,094
3.750%, 11/24/23 (c)	750,000	800,585
		1,834,679
Miscellaneous Manufacturing (0.4%)
Carlisle Cos., Inc., 3.750%, 12/01/27	1,000,000	1,047,366
Textron, Inc. 3.875%, 03/01/25	750,000	795,113
4.300%, 03/01/24	500,000	536,725
		2,379,204
Road & Rail (0.0%)
Kansas City Southern, 4.300%, 05/15/43	250,000	272,779
Transportation (0.2%)
Burlington Northern Santa Fe LLC, 3.750%, 04/01/24	350,000	373,327
Penske Truck Leasing Co. L.P. / PTL Finance Corp., 3.900%, 02/01/24 (d)	1,000,000	1,050,676
		1,424,003
Trucking & Leasing (0.4%)
GATX Corp. 3.250%, 03/30/25	1,000,000	1,028,961
4.550%, 11/07/28	1,000,000	1,094,115
		2,123,076

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
Information Technology (1.2%)
Communications Equipment (0.3%)
Juniper Networks, Inc., 4.500%, 03/15/24	$500,000	$541,193
QUALCOMM, Inc., 4.650%, 05/20/35	1,000,000	1,188,874
		1,730,067
Computers (0.2%)
Apple, Inc., 4.375%, 05/13/45 (c)	1,000,000	1,214,319
Interactive Media & Services (0.1%)
eBay, Inc., 3.450%, 08/01/24	750,000	784,755
IT Services (0.2%)
Global Payments, Inc., 4.800%, 04/01/26	750,000	834,834
Software (0.4%)
Fiserv, Inc., 3.850%, 06/01/25	1,000,000	1,067,088
Oracle Corp., 3.800%, 11/15/37	1,000,000	1,092,958
		2,160,046
Materials (0.7%)
Chemicals (0.5%)
The Dow Chemical Co., 3.500%, 10/01/24	750,000	787,691
The Mosaic Co., 5.450%, 11/15/33	200,000	227,037
The Sherwin-Williams Co., 3.950%, 01/15/26	1,000,000	1,070,267
Yara International ASA, 4.750%, 06/01/28 (b) (d)	1,000,000	1,086,985
		3,171,980
Construction Materials (0.2%)
Vulcan Materials Co., 4.500%, 06/15/47	1,000,000	1,099,489
Transportation (0.5%)
Airlines (0.3%)
American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 03/22/29	834,239	879,929
British Airways 2013-1 Class A Pass Through Trust, 4.625%, 12/20/25 (d)	718,053	759,963
United Airlines 2013-1 Class A Pass Through Trust, 4.300%, 02/15/27	188,162	201,650
		1,841,542
Transport — Rail (0.2%)
Norfolk Southern Corp., 3.850%, 01/15/24	500,000	530,662
Union Pacific Corp., 3.750%, 03/15/24	500,000	530,502
		1,061,164
	Shares/ Principal	Value(a)
Utilities (2.5%)
Electric Utilities (1.2%)
Ameren Illinois Co., 3.700%, 12/01/47	$1,000,000	$1,073,811
Arizona Public Service Co., 4.350%, 11/15/45	1,000,000	1,152,174
Duke Energy Progress LLC, 3.600%, 09/15/47	1,000,000	1,048,997
Entergy Louisiana LLC, 3.300%, 12/01/22	250,000	257,232
Northern States Power Co., 3.750%, 12/01/47	1,000,000	1,043,359
Oglethorpe Power Corp., 4.250%, 04/01/46	800,000	804,767
Oklahoma Gas & Electric Co., 4.150%, 04/01/47	1,000,000	1,088,445
PPL Capital Funding, Inc., 3.400%, 06/01/23	250,000	258,124
		6,726,909
Electric — Integrated (0.1%)
Berkshire Hathaway Energy Co., 3.750%, 11/15/23	250,000	265,567
Gas Utilities (0.7%)
National Fuel Gas Co., 4.750%, 09/01/28	1,000,000	1,071,095
ONEOK, Inc. 4.000%, 07/13/27	500,000	532,536
4.350%, 03/15/29	1,500,000	1,624,781
Washington Gas Light Co., 3.796%, 09/15/46	1,000,000	1,043,223
		4,271,635
Multi-Utilities (0.2%)
Dominion Energy Gas Holdings LLC, 3.550%, 11/01/23	250,000	259,249
National Fuel Gas Co., 5.200%, 07/15/25	1,000,000	1,106,442
		1,365,691
Water Utilities (0.3%)
American Water Capital Corp., 3.750%, 09/01/47	1,000,000	1,059,019
Aquarion Co., 4.000%, 08/15/24 (d)	500,000	525,923
		1,584,942
Total corporate obligations (cost: $154,101,180)		166,075,872
Total long-term debt securities (cost: $172,076,688)		184,516,832
Mutual Funds (36.8%)
Investment Companies (36.8%)
iShares iBoxx $ Investment Grade Corporate Bond ETF	44,500	5,694,220
SFT Index 500 Fund (f)	14,224,618	189,313,819
SPDR S&P 500 ETF Trust (c)	36,170	11,641,677
Vanguard S&P 500 ETF	20,175	5,967,765
Total mutual funds (cost: $123,653,386)		212,617,481

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
Investments in Securities – continued

	Shares/ Principal	Value(a)
Short-Term Securities (29.9%)
Investment Companies (29.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.530%	$170,162,399	$170,162,399
U.S. Government Obligations (0.5%)
U.S. Treasury Note, current rate 2.000%, 01/31/20	2,500,000	2,500,661
Total short-term securities (cost: $172,661,353)		172,663,060
Total investments excluding purchased options (98.6%) (cost: $468,391,427)		569,797,373
Total purchased options outstanding (0.2%) (cost: $1,054,425)		1,004,400
Total investments in securities (cost: $469,445,852) (g)		570,801,773
Cash and other assets in excess of liabilities (1.2%)		7,002,951
Total net assets (100.0%)		$577,804,724

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 1.6% of net assets in foreign securities at December 31, 2019.

(c)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2019, securities with an aggregate market value of $16,831,113 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
10 Year U.S. Treasury Note	March 2020	83	Short	$(10,753,900)	$(10,659,015)	$94,885
10 Year U.S. Ultra	March 2020	35	Short	(4,991,285)	(4,924,610)	66,675
2 Year U.S. Treasury Note	March 2020	150	Long	32,338,856	32,325,001	(13,855)
S&P Mid 500® E-Mini Index Future	March 2020	1,587	Long	251,368,319	256,387,785	5,019,466
U.S. Long Bond	March 2020	2	Long	319,630	311,812	(7,818)
U.S. Ultra Bond	March 2020	24	Short	(4,521,750)	(4,359,750)	162,000
					$269,081,223	$5,321,353

(d)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(e)  Variable rate security.

(f)  Affiliated security.

(g)  At December 31, 2019 the cost of investments for federal income tax purposes was $474,742,790. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$101,383,743
Gross unrealized depreciation	(3,407)
Net unrealized appreciation	$101,380,336

See accompanying notes to financial statements.

SFT Dynamic Managed Volatility Fund
Investments in Securities – continued

Put Options Purchased:

The Fund had the following put options purchased open at December 31, 2019:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
S&P 500 Index	$3,095	January 2020	180	$18,000	$357,300
S&P 500 Index	3,085	January 2020	180	18,000	333,900
S&P 500 Index	3,105	January 2020	180	18,000	313,200
					$1,004,400

See accompanying notes to financial statements.

SFT Government Money Market Fund
Investments in Securities

December 31, 2019

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Short-Term Investments (100.4%)
U.S. Government Obligations (85.4%)
Discount Notes (85.4%)
Federal Home Loan Bank 0.502%, 01/29/20 (b)	$50,000,000	$49,938,167
0.889%, 03/25/20 (b)	7,000,000	6,969,947
1.244%, 02/25/20 (b)	16,800,000	16,759,446
1.406%, 02/25/20 (b)	10,000,000	9,975,785
1.505%, 03/25/20 (b)	38,500,000	38,357,614
1.507%, 03/25/20 (b)	27,000,000	26,900,019
1.553%, 04/09/20 (b)	12,000,000	11,949,675
Total U.S. government obligations		160,850,653
	Shares	Value(a)
Investment Companies (15.0%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.530%	28,312,054	$28,312,054
Total short-term investments (cost: $189,162,707)		189,162,707
Total investments in securities (cost: $189,162,707) (c)		189,162,707
Liabilities in excess of cash and other assets (-0.4%)		(811,761)
Total net assets (100.0%)		$188,350,946

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Rate represents annualized yield at date of purchase.

(c)  Also represents the cost of securities for federal income tax purposes at December 31, 2019.

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities

December 31, 2019

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (94.6%)
Communication Services (0.1%)
Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	10,022	$254,859
Consumer Discretionary (14.5%)
Auto Components (1.4%)
Adient PLC (b) (c)	8,932	189,805
Dana, Inc.	14,775	268,905
Delphi Technologies PLC (b)	8,836	113,366
Gentex Corp.	25,970	752,610
Lear Corp.	5,649	775,043
The Goodyear Tire & Rubber Co.	23,875	371,376
Visteon Corp. (c)	2,900	251,111
		2,722,216
Automobiles (0.2%)
Thor Industries, Inc.	5,612	416,915
Distributors (0.4%)
Pool Corp.	4,141	879,466
Diversified Consumer Services (1.0%)
Adtalem Global Education, Inc. (c)	5,543	193,839
Graham Holdings Co. – Class B	458	292,657
Grand Canyon Education, Inc. (c)	4,951	474,256
Service Corp. International/US	18,764	863,707
WW International, Inc. (c)	4,717	180,237
		2,004,696
Hotels, Restaurants & Leisure (4.2%)
Boyd Gaming Corp.	8,201	245,538
Brinker International, Inc.	3,790	159,180
Caesars Entertainment Corp. (c)	57,299	779,266
Choice Hotels International, Inc.	3,261	337,285
Churchill Downs, Inc.	3,596	493,371
Cracker Barrel Old Country Store, Inc.	2,494	383,428
Domino's Pizza, Inc.	4,278	1,256,791
Dunkin' Brands Group, Inc.	8,481	640,655
Eldorado Resorts, Inc. (c)	6,677	398,216
Jack in the Box, Inc.	2,428	189,457
Marriott Vacations Worldwide Corp.	3,841	494,567
Papa John's International, Inc.	2,175	137,351
Penn National Gaming, Inc. (c)	11,185	285,889
Scientific Games Corp. – Class A (c)	5,504	147,397
Six Flags Entertainment Corp.	8,039	362,639
Texas Roadhouse, Inc.	6,684	376,443
The Cheesecake Factory, Inc.	4,160	161,658
The Wendy's Co.	18,893	419,613
Wyndham Destinations, Inc.	9,311	481,286
Wyndham Hotels & Resorts, Inc.	9,770	613,654
		8,363,684
	Shares	Value(a)
Household Durables (1.0%)
Helen of Troy, Ltd. (b) (c)	2,604	$468,173
KB Home	8,772	300,616
Tempur Sealy International, Inc. (c)	4,664	406,048
Toll Brothers, Inc.	13,263	524,021
TRI Pointe Group, Inc. (c)	14,294	222,701
		1,921,559
Internet & Catalog Retail (0.7%)
Etsy, Inc. (c)	12,164	538,865
GrubHub, Inc. (c)	9,377	456,097
TripAdvisor, Inc.	10,786	327,679
		1,322,641
Leisure Equipment & Products (0.8%)
Brunswick Corp.	8,374	502,272
Mattel, Inc. (c)	35,594	482,299
Polaris, Inc.	5,860	595,962
		1,580,533
Media (1.4%)
AMC Networks, Inc. – Class A (c)	4,481	177,000
Cable One, Inc.	528	785,912
Cinemark Holdings, Inc.	10,944	370,454
John Wiley & Sons, Inc. – Class A	4,468	216,787
Meredith Corp.	4,057	131,731
TEGNA, Inc.	22,267	371,636
The New York Times Co. – Class A	14,758	474,765
World Wrestling Entertainment, Inc. – Class A	4,834	313,582
		2,841,867
Multiline Retail (0.2%)
Dillard's, Inc. – Class A	946	69,512
Ollie's Bargain Outlet Holdings, Inc. (c)	5,573	363,973
		433,485
Specialty Retail (2.2%)
Aaron's, Inc.	6,893	393,659
American Eagle Outfitters, Inc.	16,305	239,684
AutoNation, Inc. (c)	5,999	291,731
Bed Bath & Beyond, Inc.	12,993	224,779
Dick's Sporting Goods, Inc.	6,528	323,071
Five Below, Inc. (c)	5,675	725,605
Foot Locker, Inc.	10,988	428,422
Murphy USA, Inc. (c)	2,968	347,256
RH (c)	1,678	358,270
Sally Beauty Holdings, Inc. (c)	11,942	217,942
Urban Outfitters, Inc. (c)	7,217	200,416
Williams-Sonoma, Inc.	7,967	585,096
		4,335,931
Textiles, Apparel & Luxury Goods (1.0%)
Carter's, Inc.	4,532	495,529
Columbia Sportswear Co.	2,981	298,666
Deckers Outdoor Corp. (c)	2,872	484,966
Skechers U.S.A., Inc. – Class A (c)	13,747	593,733
		1,872,894

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Consumer Staples (2.5%)
Beverages (0.2%)
The Boston Beer Co., Inc. – Class A (c)	930	$351,400
Food & Staples Retailing (0.4%)
Casey's General Stores, Inc.	3,814	606,388
Sprouts Farmers Market, Inc. (c)	12,128	234,677
		841,065
Food Products (1.5%)
Flowers Foods, Inc.	19,760	429,583
Ingredion, Inc.	6,822	634,105
Lancaster Colony Corp.	2,053	328,685
Post Holdings, Inc. (c)	6,823	744,389
Sanderson Farms, Inc.	2,018	355,612
The Hain Celestial Group, Inc. (c)	8,225	213,480
Tootsie Roll Industries, Inc.	1,650	56,331
TreeHouse Foods, Inc. (c)	5,730	277,905
		3,040,090
Household Products (0.2%)
Energizer Holdings, Inc.	6,547	328,790
Personal Products (0.2%)
Edgewell Personal Care Co. (c)	5,519	170,868
Nu Skin Enterprises, Inc. – Class A	5,662	232,029
		402,897
Energy (2.0%)
Energy Equipment & Services (0.5%)
Apergy Corp. (c)	7,936	268,078
Core Laboratories NV (b)	4,502	169,590
Patterson-UTI Energy, Inc.	19,971	209,695
Transocean, Ltd. (b) (c)	59,045	406,230
		1,053,593
Oil, Gas & Consumable Fuels (1.5%)
Antero Midstream Corp.	30,492	231,434
Chesapeake Energy Corp. (c)	120,370	99,378
CNX Resources Corp. (c)	19,155	169,522
EQT Corp.	26,244	286,060
Equitrans Midstream Corp.	20,921	279,505
Matador Resources Co. (c)	11,256	202,270
Murphy Oil Corp.	15,334	410,951
PBF Energy, Inc. – Class A	10,457	328,036
World Fuel Services Corp.	6,683	290,176
WPX Energy, Inc. (c)	42,783	587,838
		2,885,170
Financial (15.9%)
Capital Markets (2.5%)
Affiliated Managers Group, Inc.	5,058	428,615
Eaton Vance Corp.	11,615	542,304
Evercore, Inc. – Class A	4,012	299,937
Factset Research Systems, Inc.	3,969	1,064,883
Federated Investors, Inc. – Class B	9,863	321,435
Interactive Brokers Group, Inc. – Class A	7,862	366,527
Janus Henderson Group PLC (b)	15,975	390,589
Legg Mason, Inc.	8,359	300,172
SEI Investments Co.	12,957	848,424
Stifel Financial Corp.	7,019	425,702
		4,988,588
	Shares	Value(a)
Commercial Banks (6.9%)
Associated Banc-Corp.	16,358	$360,530
BancorpSouth Bank	9,850	309,389
Bank of Hawaii Corp.	4,114	391,488
Bank OZK	12,410	378,567
Cathay General Bancorp	7,766	295,496
Commerce Bancshares, Inc.	10,647	723,357
Cullen/Frost Bankers, Inc.	5,815	568,591
East West Bancorp, Inc.	14,950	728,065
First Financial Bankshares, Inc.	13,946	489,505
First Horizon National Corp.	31,946	529,026
FNB Corp.	33,357	423,634
Fulton Financial Corp.	16,849	293,678
Hancock Whitney Corp.	8,953	392,858
Home BancShares, Inc.	15,928	313,145
International Bancshares Corp.	5,889	253,639
PacWest Bancorp	12,263	469,305
Pinnacle Financial Partners, Inc.	7,388	472,832
Prosperity Bancshares, Inc.	9,691	696,686
Signature Bank	5,543	757,229
Sterling Bancorp	20,742	437,241
Synovus Financial Corp.	15,044	589,725
TCF Financial Corp.	15,749	737,053
Texas Capital Bancshares, Inc. (c)	5,118	290,549
Trustmark Corp.	6,581	227,110
UMB Financial Corp.	4,379	300,575
Umpqua Holdings Corp.	22,607	400,144
United Bankshares, Inc.	10,423	402,953
Valley National Bancorp	40,211	460,416
Webster Financial Corp.	9,448	504,145
Wintrust Financial Corp.	5,781	409,873
		13,606,804
Consumer Finance (0.6%)
FirstCash, Inc.	4,357	351,305
Green Dot Corp. – Class A (c)	4,846	112,912
Navient Corp.	19,968	273,162
SLM Corp.	43,340	386,159
		1,123,538
Diversified Financial Services (0.3%)
Jefferies Financial Group, Inc.	25,859	552,607
Diversified REITs (0.2%)
PS Business Parks, Inc.	2,077	342,435
Insurance (4.9%)
Alleghany Corp. (c) (d)	1,482	1,184,963
American Financial Group, Inc.	7,644	838,165
Brighthouse Financial, Inc. (c)	11,217	440,043
Brown & Brown, Inc.	24,007	947,796
CNO Financial Group, Inc.	15,516	281,305
First American Financial Corp.	11,529	672,371
Genworth Financial, Inc. – Class A (c)	51,670	227,348
Kemper Corp.	6,396	495,690
Mercury General Corp.	2,714	132,253
Old Republic International Corp.	29,295	655,329
Primerica, Inc.	4,245	554,227
Reinsurance Group of America, Inc.	6,411	1,045,378

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
RenaissanceRe Holdings, Ltd. (b)	4,581	$897,968
RLI Corp.	4,100	369,082
Selective Insurance Group, Inc.	6,059	394,986
The Hanover Insurance Group, Inc.	4,003	547,090
		9,683,994
Thrifts & Mortgage Finance (0.5%)
LendingTree, Inc. (c)	810	245,786
New York Community Bancorp, Inc.	47,978	576,696
Washington Federal, Inc.	8,043	294,776
		1,117,258
Health Care (9.2%)
Biotechnology (1.1%)
Arrowhead Pharmaceuticals, Inc. (c)	10,277	651,870
Exelixis, Inc. (c)	31,193	549,621
Ligand Pharmaceuticals, Inc. (c)	1,803	188,035
Repligen Corp. (c)	4,811	445,017
United Therapeutics Corp. (c)	4,449	391,868
		2,226,411
Health Care Equipment & Supplies (3.2%)
Avanos Medical, Inc. (c)	4,849	163,411
Cantel Medical Corp.	3,813	270,342
Globus Medical, Inc. – Class A (c)	7,851	462,267
Haemonetics Corp. (c)	5,167	593,688
Hill-Rom Holdings, Inc.	6,831	775,524
ICU Medical, Inc. (c)	1,993	372,930
Integra LifeSciences Holdings Corp. (c)	7,265	423,404
LivaNova PLC (b) (c)	4,920	371,116
Masimo Corp. (c)	5,089	804,367
NuVasive, Inc. (c)	5,299	409,825
Penumbra, Inc. (c)	3,320	545,376
West Pharmaceutical Services, Inc.	7,651	1,150,175
		6,342,425
Health Care Providers & Services (2.3%)
Acadia Healthcare Co., Inc. (c)	9,084	301,770
Amedisys, Inc. (c)	3,338	557,179
Chemed Corp.	1,652	725,658
Encompass Health Corp.	10,122	701,151
HealthEquity, Inc. (c)	7,226	535,230
Mednax, Inc. (c)	8,636	239,994
Molina Healthcare, Inc. (c)	6,406	869,230
Patterson Cos., Inc.	8,821	180,654
Tenet Healthcare Corp. (c)	10,632	404,335
		4,515,201
Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc. (c)	16,668	163,597
	Shares	Value(a)
Life Sciences Tools & Services (1.8%)
Bio-Rad Laboratories, Inc. – Class A (c)	2,230	$825,167
Bio-Techne Corp.	3,949	866,845
Charles River Laboratories International, Inc. (c)	5,063	773,424
PRA Health Sciences, Inc. (c)	6,514	724,031
Syneos Health, Inc. (c)	6,341	377,131
		3,566,598
Pharmaceuticals (0.7%)
Catalent, Inc. (c)	15,020	845,626
Nektar Therapeutics (c)	18,060	389,825
Prestige Consumer Healthcare, Inc. (c)	5,112	207,036
		1,442,487
Industrials (15.1%)
Aerospace & Defense (1.4%)
Axon Enterprise, Inc. (c)	6,047	443,124
Curtiss-Wright Corp.	4,433	624,565
Mercury Systems, Inc. (c)	5,650	390,472
Teledyne Technologies, Inc. (c)	3,774	1,307,842
		2,766,003
Air Freight & Logistics (0.4%)
XPO Logistics, Inc. (c)	9,463	754,201
Airlines (0.3%)
JetBlue Airways Corp. (c)	29,637	554,805
Building Products (1.1%)
Lennox International, Inc.	3,656	891,954
Owens Corning	11,168	727,260
Resideo Technologies, Inc. (c)	12,608	150,414
Trex Co., Inc. (c)	5,961	535,775
		2,305,403
Commercial Services & Supplies (1.8%)
Clean Harbors, Inc. (c)	5,231	448,558
Deluxe Corp.	4,322	215,754
Healthcare Services Group, Inc.	7,589	184,565
Herman Miller, Inc.	6,026	250,983
HNI Corp.	4,348	162,876
KAR Auction Services, Inc.	13,220	288,064
MSA Safety, Inc.	3,695	466,900
Stericycle, Inc. (c)	9,353	596,815
Tetra Tech, Inc.	5,569	479,825
The Brink's Co.	5,087	461,289
		3,555,629
Construction & Engineering (1.4%)
AECOM (c)	16,126	695,515
Dycom Industries, Inc. (c)	3,167	149,324
EMCOR Group, Inc.	5,723	493,895
Fluor Corp.	14,390	271,683
KBR, Inc.	14,548	443,714
MasTec, Inc. (c)	6,154	394,841
Valmont Industries, Inc.	2,244	336,106
		2,785,078
Electrical Equipment (1.7%)
Acuity Brands, Inc.	4,039	557,382
Belden, Inc.	3,908	214,940
EnerSys	4,307	322,293
Hubbell, Inc.	5,544	819,514

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
nVent Electric PLC (b)	15,975	$408,640
Regal Beloit Corp.	4,203	359,819
Woodward, Inc.	5,838	691,453
		3,374,041
Industrial Conglomerates (0.5%)
Carlisle Cos., Inc.	5,872	950,324
Machinery (3.9%)
AGCO Corp.	6,435	497,104
Colfax Corp. (c)	8,567	311,667
Crane Co.	5,186	447,967
Donaldson Co., Inc.	12,992	748,599
Graco, Inc.	17,121	890,292
ITT, Inc.	9,003	665,412
Kennametal, Inc.	8,455	311,905
Lincoln Electric Holdings, Inc.	6,278	607,271
Nordson Corp.	5,308	864,355
Oshkosh Corp.	6,987	661,320
Terex Corp.	6,695	199,377
The Timken Co.	6,959	391,861
The Toro Co.	10,944	871,908
Trinity Industries, Inc.	10,076	223,183
		7,692,221
Marine (0.3%)
Kirby Corp. (c)	6,114	547,386
Professional Services (0.8%)
ASGN, Inc. (c)	5,388	382,386
FTI Consulting, Inc. (c)	3,890	430,468
Insperity, Inc.	3,860	332,114
Manpowergroup, Inc.	6,053	587,746
		1,732,714
Road & Rail (0.8%)
Avis Budget Group, Inc. (c)	5,835	188,120
Knight-Swift Transportation Holdings, Inc.	12,613	452,050
Landstar System, Inc.	4,011	456,733
Ryder System, Inc.	5,433	295,066
Werner Enterprises, Inc.	4,494	163,537
		1,555,506
Trading Companies & Distributors (0.7%)
GATX Corp.	3,603	298,509
MSC Industrial Direct Co., Inc. – Class A	4,569	358,529
Now, Inc. (c)	11,169	125,540
Watsco, Inc.	3,383	609,447
		1,392,025
Information Technology (14.5%)
Communications Equipment (1.0%)
Ciena Corp. (c)	15,881	677,960
InterDigital, Inc.	3,129	170,499
Lumentum Holdings, Inc. (c)	7,878	624,726
NetScout Systems, Inc. (c)	6,761	162,737
ViaSat, Inc. (c)	5,877	430,167
		2,066,089
Computers & Peripherals (0.2%)
NCR Corp. (c)	13,099	460,561
	Shares	Value(a)
Electronic Equipment, Instruments & Components (3.5%)
Arrow Electronics, Inc. (c)	8,361	$708,511
Avnet, Inc.	10,364	439,848
Cognex Corp.	17,544	983,166
Coherent, Inc. (c)	2,488	413,879
II-VI, Inc. (c)	8,888	299,259
Jabil, Inc.	14,261	589,407
Littelfuse, Inc.	2,550	487,815
National Instruments Corp.	12,109	512,695
SYNNEX Corp.	4,239	545,983
Tech Data Corp. (c)	3,693	530,315
Trimble, Inc. (c)	25,576	1,066,263
Vishay Intertechnology, Inc.	13,587	289,267
		6,866,408
Interactive Media & Services (0.5%)
j2 Global, Inc.	4,721	442,405
LogMeIn, Inc.	5,011	429,643
Yelp, Inc. (c)	6,558	228,415
		1,100,463
IT Services (2.3%)
CACI International, Inc. – Class A (c)	2,581	645,224
CoreLogic, Inc. (c)	8,163	356,805
LiveRamp Holdings, Inc. (c)	6,917	332,500
MAXIMUS, Inc.	6,520	485,023
Perspecta, Inc.	14,116	373,227
Sabre Corp.	28,117	630,945
Science Applications International Corp.	4,988	434,056
Teradata Corp. (c)	11,549	309,167
WEX, Inc. (c)	4,489	940,266
		4,507,213
Semiconductors & Semiconductor Equipment (3.9%)
Cabot Microelectronics Corp.	2,988	431,228
Cirrus Logic, Inc. (c)	5,931	488,774
Cree, Inc. (c)	10,998	507,558
Cypress Semiconductor Corp.	37,914	884,534
First Solar, Inc. (c)	7,772	434,921
MKS Instruments, Inc.	5,552	610,775
Monolithic Power Systems, Inc.	4,172	742,699
Semtech Corp. (c)	6,800	359,720
Silicon Laboratories, Inc. (c)	4,496	521,446
SolarEdge Technologies, Inc. (c)	4,970	472,597
Synaptics, Inc. (c)	3,414	224,539
Teradyne, Inc.	17,203	1,173,073
Universal Display Corp.	4,398	906,296
		7,758,160
Software (3.1%)
ACI Worldwide, Inc. (c)	11,867	449,581
Blackbaud, Inc.	5,001	398,080
CDK Global, Inc.	12,462	681,422
Ceridian HCM Holding, Inc. (c)	10,280	697,806
CommVault Systems, Inc. (c)	4,312	192,488
Fair Isaac Corp. (c)	2,998	1,123,291
Manhattan Associates, Inc. (c)	6,560	523,160
PTC, Inc. (c)	10,654	797,878
Tyler Technologies, Inc. (c)	4,003	1,200,980
		6,064,686

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Leisure and Consumer Staples (0.2%)
Food & Staples Retailing (0.1%)
BJ's Wholesale Club Holdings, Inc. (c)	12,510	$284,477
Food Products (0.1%)
Pilgrim's Pride Corp. (c)	5,331	174,404
Materials (5.8%)
Chemicals (2.4%)
Ashland Global Holdings, Inc.	6,178	472,802
Cabot Corp.	5,849	277,944
Ingevity Corp. (c)	4,242	370,666
Minerals Technologies, Inc.	3,537	203,837
NewMarket Corp.	828	402,839
Olin Corp.	16,392	282,762
PolyOne Corp.	7,875	289,721
RPM International, Inc.	13,313	1,021,906
Sensient Technologies Corp.	4,290	283,526
The Chemours Co.	16,785	303,641
The Scotts Miracle-Gro Co.	4,087	433,958
Valvoline, Inc.	19,341	414,091
		4,757,693
Construction Materials (0.2%)
Eagle Materials, Inc.	4,259	386,121
Containers & Packaging (1.0%)
Aptargroup, Inc.	6,544	756,617
Greif, Inc. – Class A	2,624	115,981
O-I Glass, Inc.	15,977	190,605
Silgan Holdings, Inc.	7,960	247,397
Sonoco Products Co.	10,276	634,235
		1,944,835
Metals & Mining (1.9%)
Allegheny Technologies, Inc. (c)	12,944	267,423
Carpenter Technology Corp.	4,845	241,184
Commercial Metals Co.	12,134	270,224
Compass Minerals International, Inc.	3,415	208,178
Reliance Steel & Aluminum Co.	6,815	816,165
Royal Gold, Inc.	6,701	819,197
Steel Dynamics, Inc.	22,118	752,897
United States Steel Corp.	17,456	199,173
Worthington Industries, Inc.	3,744	157,922
		3,732,363
Paper & Forest Products (0.3%)
Domtar Corp.	5,852	223,781
Louisiana-Pacific Corp.	12,057	357,731
		581,512
Real Estate (10.5%)
Diversified REITs (0.1%)
Alexander & Baldwin, Inc.	6,945	145,567
Health Care REITs (1.4%)
Healthcare Realty Trust, Inc.	13,729	458,137
Medical Properties Trust, Inc.	53,121	1,121,384
Omega Healthcare Investors, Inc.	22,366	947,200
Senior Housing Properties Trust (c)	24,423	206,130
		2,732,851
	Shares	Value(a)
Hotels & Resort REITs (0.7%)
Park Hotels & Resorts, Inc.	24,575	$635,755
Pebblebrook Hotel Trust	13,411	359,549
Service Properties Trust	16,894	411,031
		1,406,335
Industrial REITs (1.0%)
EastGroup Properties, Inc.	3,996	530,150
First Industrial Realty Trust, Inc.	13,022	540,543
Liberty Property Trust	16,197	972,630
		2,043,323
Office REITs (1.9%)
Corporate Office Properties Trust	11,504	337,988
Cousins Properties, Inc.	15,066	620,719
Douglas Emmett, Inc.	16,921	742,832
Highwoods Properties, Inc.	10,650	520,891
JBG SMITH Properties	12,117	483,347
Kilroy Realty Corp.	10,012	840,007
Mack-Cali Realty Corp.	9,294	214,970
		3,760,754
Real Estate Management & Development (0.5%)
Jones Lang LaSalle, Inc.	5,345	930,511
Residential REITs (0.9%)
American Campus Communities, Inc.	14,106	663,406
Camden Property Trust	9,941	1,054,740
		1,718,146
Retail REITs (1.7%)
Brixmor Property Group, Inc.	30,577	660,769
National Retail Properties, Inc.	17,620	944,784
Spirit Realty Capital, Inc.	10,238	503,505
Tanger Factory Outlet Centers, Inc.	9,536	140,465
Taubman Centers, Inc.	6,250	194,313
The Macerich Co.	11,311	304,492
Urban Edge Properties	11,822	226,746
Weingarten Realty Investors	12,417	387,907
		3,362,981
Specialized REITs (2.3%)
CoreCivic, Inc.	12,226	212,488
CoreSite Realty Corp.	3,827	429,083
CyrusOne, Inc.	11,621	760,362
EPR Properties	8,046	568,369
Lamar Advertising Co. – Class A	8,817	787,005
Life Storage, Inc.	4,739	513,139
PotlatchDeltic Corp.	6,870	297,265
Rayonier, Inc.	13,275	434,889
Sabra Health Care REIT, Inc.	19,885	424,346
The GEO Group, Inc.	12,450	206,795
		4,633,741
Utilities (4.3%)
Electric Utilities (1.0%)
ALLETE, Inc.	5,259	426,873
Hawaiian Electric Industries, Inc.	11,187	524,223
IDACORP, Inc.	5,128	547,670
PNM Resources, Inc.	8,163	413,946
		1,912,712

See accompanying notes to financial statements.

SFT Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Gas Utilities (1.6%)
National Fuel Gas Co.	8,854	$412,065
New Jersey Resources Corp.	9,804	436,964
ONE Gas, Inc.	5,371	502,565
Southwest Gas Holdings, Inc.	5,535	420,494
Spire, Inc.	5,171	430,796
UGI Corp.	21,457	968,998
		3,171,882
Multi-Utilities (1.2%)
Black Hills Corp.	6,235	489,697
MDU Resources Group, Inc.	20,551	610,570
NorthWestern Corp.	5,133	367,882
OGE Energy Corp.	20,550	913,859
		2,382,008
Water Utilities (0.5%)
Aqua America, Inc.	22,158	1,040,096
Total common stocks (cost: $136,637,627)		187,416,922
Short-Term Securities (5.3%)
Investment Companies (5.3%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.530%	10,486,442	10,486,442
Total short-term securities (cost: $10,486,442)		10,486,442
Total investments in securities (cost: $147,124,069) (e)		197,903,364
Cash and other assets in excess of liabilities (0.1%)		292,513
Total net assets (100.0%)		$198,195,877

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 1.7% of net assets in foreign securities at December 31, 2019.

(c)  Non-income producing security.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2019, securities with an aggregate market value of $1,050,635 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P Mid 400® E-Mini Future	March 2020	51	Long	$10,367,517	$10,530,480	$162,963

(e)  At December 31, 2019 the cost of investments for federal income tax purposes was $147,705,706. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$60,921,887
Gross unrealized depreciation	(10,561,266)
Net unrealized appreciation	$50,360,621

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities

December 31, 2019

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.2%)
Communication Services (2.3%)
Diversified Telecommunication Services (2.0%)
AT&T, Inc.	245,156	$9,580,697
CenturyLink, Inc.	32,901	434,622
Verizon Communications, Inc.	138,797	8,522,136
		18,537,455
Media (0.2%)
Fox Corp. – Class A	11,814	437,945
Fox Corp. – Class B	5,358	195,031
ViacomCBS, Inc. – Class B	18,094	759,405
		1,392,381
Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc. (b)	10,527	825,527
Consumer Discretionary (12.2%)
Auto Components (0.1%)
Aptiv PLC (c)	8,512	808,385
BorgWarner, Inc.	6,842	296,806
		1,105,191
Automobiles (0.3%)
Ford Motor Co.	130,684	1,215,361
General Motors Co.	42,135	1,542,141
Harley-Davidson, Inc.	5,168	192,198
		2,949,700
Distributors (0.1%)
Genuine Parts Co.	4,810	510,966
LKQ Corp. (b)	10,260	366,282
		877,248
Diversified Consumer Services (0.0%)
H&R Block, Inc.	6,552	153,841
Hotels & Resort REITs (0.1%)
Hilton Worldwide Holdings, Inc.	9,469	1,050,207
Hotels, Restaurants & Leisure (1.7%)
Carnival Corp. (c)	13,360	679,089
Chipotle Mexican Grill, Inc. (b)	859	719,078
Darden Restaurants, Inc.	4,128	449,993
Las Vegas Sands Corp.	11,286	779,186
Marriott International, Inc. – Class A	9,089	1,376,347
McDonald's Corp.	25,274	4,994,395
MGM Resorts International	17,282	574,972
Norwegian Cruise Line Holdings, Ltd. (b) (c)	7,140	417,047
Royal Caribbean Cruises, Ltd. (c)	5,776	771,154
Starbucks Corp.	39,634	3,484,621
Wynn Resorts, Ltd.	3,255	452,022
Yum! Brands, Inc.	10,129	1,020,294
		15,718,198
	Shares	Value(a)
Household Durables (0.4%)
DR Horton, Inc.	11,213	$591,486
Garmin, Ltd. (c)	4,856	473,751
Leggett & Platt, Inc.	4,319	219,535
Lennar Corp. – Class A	9,392	523,980
Mohawk Industries, Inc. (b)	2,013	274,533
Newell Brands, Inc.	12,709	244,267
NVR, Inc. (b)	125	476,051
PulteGroup, Inc.	8,549	331,701
Whirlpool Corp.	2,135	314,976
		3,450,280
Internet & Catalog Retail (3.7%)
Amazon.com, Inc. (b)	13,978	25,829,108
Booking Holdings, Inc. (b)	1,430	2,936,834
Expedia Group, Inc.	4,701	508,366
Netflix, Inc. (b)	14,718	4,762,303
		34,036,611
Leisure Equipment & Products (0.1%)
Hasbro, Inc.	4,235	447,258
Media (2.3%)
Charter Communications, Inc. – Class A (b)	5,262	2,552,491
Comcast Corp. – Class A	152,356	6,851,449
Discovery, Inc. – Class A (b)	5,212	170,641
Discovery, Inc. – Class C (b)	11,256	343,195
DISH Network Corp. – Class A (b)	8,527	302,453
Live Nation Entertainment, Inc. (b)	4,729	337,982
News Corp. – Class A	12,964	183,311
News Corp. – Class B	3,993	57,938
Omnicom Group, Inc.	7,212	584,316
The Interpublic Group of Cos., Inc.	12,917	298,383
The Walt Disney Co.	60,456	8,743,751
		20,425,910
Multiline Retail (0.5%)
Dollar General Corp.	8,541	1,332,225
Dollar Tree, Inc. (b)	7,954	748,074
Kohl's Corp.	5,249	267,437
Macy's, Inc.	10,284	174,828
Nordstrom, Inc.	3,593	147,061
Target Corp.	17,006	2,180,339
		4,849,964
Specialty Retail (2.2%)
Advance Auto Parts, Inc.	2,299	368,208
AutoZone, Inc. (b)	825	982,831
Best Buy Co., Inc.	7,642	670,968
CarMax, Inc. (b)	5,466	479,204
L Brands, Inc.	7,704	139,596
Lowe's Cos., Inc.	25,723	3,080,587
O'Reilly Automotive, Inc. (b)	2,572	1,127,205
Ross Stores, Inc.	12,140	1,413,339
The Gap, Inc.	7,100	125,528
The Home Depot, Inc.	36,609	7,994,673
The TJX Cos., Inc.	40,640	2,481,478

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Tiffany & Co.	3,654	$488,357
Tractor Supply Co.	3,909	365,257
Ulta Salon Cosmetics & Fragrance, Inc. (b)	1,978	500,711
		20,217,942
Textiles, Apparel & Luxury Goods (0.7%)
Capri Holdings, Ltd. (b) (c)	4,995	190,559
Hanesbrands, Inc.	12,053	178,987
NIKE, Inc. – Class B	41,817	4,236,480
PVH Corp.	2,492	262,034
Ralph Lauren Corp.	1,633	191,420
Tapestry, Inc.	9,260	249,742
Under Armour, Inc. – Class A (b)	6,224	134,439
Under Armour, Inc. – Class C (b)	6,433	123,385
VF Corp.	10,975	1,093,769
		6,660,815
Consumer Staples (7.4%)
Beverages (1.8%)
Brown-Forman Corp. – Class B	6,018	406,817
Constellation Brands, Inc. – Class A	5,622	1,066,774
Molson Coors Brewing Co. – Class B	6,214	334,935
Monster Beverage Corp. (b)	12,811	814,139
PepsiCo, Inc.	46,797	6,395,746
The Coca-Cola Co.	129,370	7,160,629
		16,179,040
Food & Staples Retailing (1.8%)
Costco Wholesale Corp.	14,884	4,374,705
CVS Health Corp.	43,618	3,240,381
Sysco Corp.	17,123	1,464,701
The Kroger Co.	26,852	778,440
Walgreens Boots Alliance, Inc.	25,161	1,483,493
Walmart, Inc.	47,608	5,657,735
		16,999,455
Food Products (1.1%)
Archer-Daniels-Midland Co.	18,623	863,176
Campbell Soup Co.	5,669	280,162
Conagra Brands, Inc.	16,257	556,640
General Mills, Inc.	20,187	1,081,216
Hormel Foods Corp.	9,234	416,546
Kellogg Co.	8,259	571,192
Lamb Weston Holdings, Inc.	4,897	421,289
McCormick & Co., Inc.	4,136	702,003
Mondelez International, Inc. – Class A	48,320	2,661,466
The Hershey Co.	5,007	735,929
The JM Smucker Co.	3,833	399,130
The Kraft Heinz Co.	20,816	668,818
Tyson Foods, Inc. – Class A	9,906	901,842
		10,259,409
Household Products (1.7%)
Church & Dwight Co., Inc.	8,206	577,210
Colgate-Palmolive Co.	28,743	1,978,668
	Shares	Value(a)
Kimberly-Clark Corp.	11,470	$1,577,698
The Clorox Co.	4,227	649,014
The Procter & Gamble Co.	83,693	10,453,256
		15,235,846
Personal Care (0.2%)
The Estee Lauder Cos., Inc. – Class A	7,436	1,535,831
Personal Products (0.0%)
Coty, Inc. – Class A	9,887	111,229
Tobacco (0.8%)
Altria Group, Inc.	62,694	3,129,058
Philip Morris International, Inc.	52,201	4,441,783
		7,570,841
Energy (4.1%)
Energy Equipment & Services (0.4%)
Baker Hughes Co.	21,721	556,709
Halliburton Co.	29,445	720,519
Helmerich & Payne, Inc.	3,578	162,549
National Oilwell Varco, Inc.	12,872	322,444
Schlumberger, Ltd. (c)	46,391	1,864,918
TechnipFMC PLC (c)	14,008	300,331
		3,927,470
Oil, Gas & Consumable Fuels (3.7%)
Apache Corp.	12,538	320,847
Cabot Oil & Gas Corp.	13,690	238,343
Chevron Corp.	63,458	7,647,323
Cimarex Energy Co.	3,410	178,991
Concho Resources, Inc.	6,659	583,129
ConocoPhillips	36,824	2,394,665
Devon Energy Corp.	12,987	337,272
Diamondback Energy, Inc.	5,380	499,587
EOG Resources, Inc.	19,509	1,634,074
Exxon Mobil Corp.	141,996	9,908,481
Hess Corp.	8,600	574,566
HollyFrontier Corp.	4,982	252,637
Kinder Morgan, Inc.	65,347	1,383,396
Marathon Oil Corp.	26,845	364,555
Marathon Petroleum Corp.	21,791	1,312,908
Noble Energy, Inc.	15,977	396,869
Occidental Petroleum Corp.	29,969	1,235,022
Phillips 66	14,913	1,661,457
Pioneer Natural Resources Co.	5,518	835,260
The Williams Cos., Inc.	40,644	964,076
Valero Energy Corp.	13,781	1,290,591
		34,014,049
Financial (12.7%)
Capital Markets (2.6%)
Ameriprise Financial, Inc.	4,252	708,298
BlackRock, Inc.	3,949	1,985,162
CBOE Global Markets, Inc.	3,754	450,480
CME Group, Inc.	12,038	2,416,267
E*Trade Financial Corp.	7,541	342,135
Franklin Resources, Inc.	9,360	243,173
Intercontinental Exchange, Inc.	18,688	1,729,574

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Invesco, Ltd. (c)	12,490	$224,570
MarketAxess Holdings, Inc.	1,269	481,091
Moody's Corp.	5,469	1,298,395
Morgan Stanley	41,283	2,110,387
MSCI, Inc.	2,847	735,039
Nasdaq, Inc.	3,875	415,013
Northern Trust Corp.	7,111	755,473
Raymond James Financial, Inc.	4,154	371,617
S&P Global, Inc.	8,180	2,233,549
State Street Corp.	12,203	965,257
T Rowe Price Group, Inc.	7,818	952,545
The Bank of New York Mellon Corp.	28,163	1,417,444
The Charles Schwab Corp.	38,368	1,824,782
The Goldman Sachs Group, Inc.	10,695	2,459,101
		24,119,352
Commercial Banks (5.5%)
Bank of America Corp.	271,689	9,568,887
Citigroup, Inc.	73,268	5,853,381
Citizens Financial Group, Inc.	14,589	592,459
Comerica, Inc.	4,837	347,055
Fifth Third Bancorp	23,816	732,104
First Republic Bank	5,655	664,180
Huntington Bancshares, Inc.	34,659	522,658
JPMorgan Chase & Co.	105,261	14,673,383
KeyCorp	33,055	669,033
M&T Bank Corp.	4,393	745,712
People's United Financial, Inc.	14,824	250,526
Regions Financial Corp.	32,373	555,521
SVB Financial Group (b)	1,732	434,801
The PNC Financial Services Group, Inc.	14,705	2,347,359
Truist Financial Corp.	44,980	2,533,274
US Bancorp	47,698	2,828,014
Wells Fargo & Co.	129,163	6,948,969
Zions Bancorp NA	5,720	296,982
		50,564,298
Consumer Finance (0.7%)
American Express Co.	22,518	2,803,266
Capital One Financial Corp.	15,629	1,608,380
Discover Financial Services	10,520	892,306
Synchrony Financial	19,951	718,436
		6,022,388
Insurance (3.9%)
Aflac, Inc.	24,633	1,303,086
American International Group, Inc.	29,143	1,495,910
Aon PLC (c)	7,828	1,630,494
Arthur J Gallagher & Co.	6,255	595,664
Assurant, Inc.	2,055	269,369
Berkshire Hathaway, Inc. – Class B (b)	65,645	14,868,592
Chubb, Ltd. (c)	15,210	2,367,589
Cincinnati Financial Corp.	5,106	536,896
Everest Re Group, Ltd. (c)	1,352	374,288
Globe Life, Inc.	3,274	344,589
	Shares	Value(a)
Hartford Financial Services Group, Inc.	12,055	$732,582
Lincoln National Corp.	6,629	391,177
Loews Corp.	8,584	450,574
Marsh & McLennan Cos., Inc.	16,920	1,885,057
MetLife, Inc.	26,233	1,337,096
Principal Financial Group, Inc.	8,616	473,880
Prudential Financial, Inc.	13,413	1,257,335
The Allstate Corp.	10,872	1,222,556
The Progressive Corp.	19,553	1,415,442
The Travelers Cos., Inc.	8,653	1,185,028
Unum Group	6,913	201,583
Willis Towers Watson PLC (c)	4,336	875,612
WR Berkley Corp.	4,869	336,448
		35,550,847
Health Care (13.6%)
Biotechnology (2.0%)
AbbVie, Inc.	49,601	4,391,672
Alexion Pharmaceuticals, Inc. (b)	7,426	803,122
Amgen, Inc.	19,941	4,807,177
Biogen, Inc. (b)	6,056	1,796,997
Gilead Sciences, Inc.	42,458	2,758,921
Incyte Corp. (b)	6,000	523,920
Regeneron Pharmaceuticals, Inc. (b)	2,686	1,008,539
Vertex Pharmaceuticals, Inc. (b)	8,640	1,891,728
		17,982,076
Health Care Equipment & Supplies (3.5%)
Abbott Laboratories	59,313	5,151,927
ABIOMED, Inc. (b)	1,525	260,150
Align Technology, Inc. (b)	2,443	681,695
Baxter International, Inc.	17,063	1,426,808
Becton Dickinson and Co.	9,075	2,468,128
Boston Scientific Corp. (b)	46,726	2,112,950
Danaher Corp.	21,462	3,293,988
Dentsply Sirona, Inc.	7,436	420,803
Edwards Lifesciences Corp. (b)	6,991	1,630,930
Hologic, Inc. (b)	8,985	469,107
IDEXX Laboratories, Inc. (b)	2,894	755,710
Intuitive Surgical, Inc. (b)	3,875	2,290,706
Medtronic PLC (c)	44,983	5,103,321
ResMed, Inc.	4,829	748,350
STERIS PLC (c)	2,845	433,635
Stryker Corp.	10,786	2,264,413
Teleflex, Inc.	1,554	584,988
The Cooper Cos., Inc.	1,666	535,269
Varian Medical Systems, Inc. (b)	3,061	434,692
Zimmer Biomet Holdings, Inc.	6,901	1,032,942
		32,100,512
Health Care Providers & Services (2.5%)
AmerisourceBergen Corp.	5,012	426,120
Anthem, Inc.	8,499	2,566,953
Cardinal Health, Inc.	9,815	496,443

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Centene Corp. (b)	13,803	$867,795
Cigna Corp.	12,532	2,562,669
DaVita, Inc. (b)	2,955	221,714
HCA Healthcare, Inc.	8,840	1,306,640
Henry Schein, Inc. (b)	4,883	325,794
Humana, Inc.	4,441	1,627,715
Laboratory Corp. of America Holdings (b)	3,284	555,554
McKesson Corp.	6,047	836,421
Quest Diagnostics, Inc.	4,527	483,438
UnitedHealth Group, Inc.	31,857	9,365,321
Universal Health Services, Inc. – Class B	2,730	391,646
WellCare Health Plans, Inc. (b)	1,691	558,385
		22,592,608
Health Care Technology (0.1%)
Cerner Corp.	10,541	773,604
Life Sciences Tools & Services (1.0%)
Agilent Technologies, Inc.	10,303	878,949
Illumina, Inc. (b)	4,942	1,639,459
IQVIA Holdings, Inc. (b)	6,024	930,768
Mettler-Toledo International, Inc. (b)	827	656,043
PerkinElmer, Inc.	3,734	362,571
Thermo Fisher Scientific, Inc.	13,463	4,373,725
Waters Corp. (b)	2,144	500,946
		9,342,461
Pharmaceuticals (4.5%)
Allergan PLC (c)	11,027	2,108,032
Bristol-Myers Squibb Co.	78,671	5,049,891
Eli Lilly & Co.	28,355	3,726,698
Johnson & Johnson	88,326	12,884,114
Merck & Co., Inc.	85,443	7,771,041
Mylan NV (b) (c)	17,241	346,544
Perrigo Co. PLC (c)	4,473	231,075
Pfizer, Inc.	185,725	7,276,705
Zoetis, Inc.	15,953	2,111,379
		41,505,479
Industrials (8.9%)
Aerospace & Defense (2.4%)
Arconic, Inc.	12,921	397,579
General Dynamics Corp.	7,865	1,386,993
Huntington Ingalls Industries, Inc.	1,389	348,472
L3Harris Technologies, Inc.	7,406	1,465,425
Lockheed Martin Corp.	8,354	3,252,881
Northrop Grumman Corp.	5,290	1,819,601
Raytheon Co.	9,362	2,057,206
The Boeing Co.	17,971	5,854,233
TransDigm Group, Inc.	1,669	934,640
United Technologies Corp.	27,267	4,083,506
		21,600,536
Air Freight & Logistics (0.5%)
CH Robinson Worldwide, Inc.	4,450	347,990
Expeditors International of Washington, Inc.	5,639	439,955
	Shares	Value(a)
FedEx Corp.	8,067	$1,219,811
United Parcel Service, Inc. – Class B	23,475	2,747,983
		4,755,739
Airlines (0.3%)
Alaska Air Group, Inc.	4,043	273,913
American Airlines Group, Inc.	13,084	375,249
Delta Air Lines, Inc.	19,317	1,129,658
Southwest Airlines Co.	15,895	858,012
United Airlines Holdings, Inc. (b)	7,303	643,322
		3,280,154
Building Products (0.3%)
Allegion PLC (c)	3,138	390,806
AO Smith Corp.	4,550	216,762
Fortune Brands Home & Security, Inc.	4,602	300,695
Johnson Controls International PLC (c)	25,888	1,053,900
Masco Corp.	9,534	457,537
		2,419,700
Commercial Services & Supplies (0.4%)
Avery Dennison Corp.	2,830	370,221
Cintas Corp.	2,791	751,002
Copart, Inc. (b)	6,877	625,395
Republic Services, Inc.	7,016	628,844
Rollins, Inc.	4,633	153,630
Waste Management, Inc.	13,120	1,495,155
		4,024,247
Construction & Engineering (0.1%)
Jacobs Engineering Group, Inc.	4,554	409,086
Quanta Services, Inc.	4,679	190,482
		599,568
Electrical Equipment (0.5%)
AMETEK, Inc.	7,676	765,604
Eaton Corp. PLC (c)	13,873	1,314,051
Emerson Electric Co.	20,443	1,558,983
Rockwell Automation, Inc.	3,933	797,101
		4,435,739
Industrial Conglomerates (1.4%)
3M Co.	19,338	3,411,610
General Electric Co.	293,099	3,270,985
Honeywell International, Inc.	23,980	4,244,460
Roper Technologies, Inc.	3,496	1,238,388
Textron, Inc.	7,635	340,521
		12,505,964
Machinery (1.6%)
Caterpillar, Inc.	18,547	2,739,021
Cummins, Inc.	5,142	920,212
Deere & Co.	10,584	1,833,784
Dover Corp.	4,889	563,506
Flowserve Corp.	4,309	214,459
Fortive Corp.	9,825	750,532
IDEX Corp.	2,549	438,428

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Illinois Tool Works, Inc.	9,795	$1,759,476
Ingersoll-Rand PLC (c)	8,021	1,066,151
PACCAR, Inc.	11,543	913,051
Parker Hannifin Corp.	4,317	888,525
Pentair PLC (c)	5,549	254,533
Snap-On, Inc.	1,855	314,237
Stanley Black & Decker, Inc.	5,101	845,440
Wabtec Corp.	6,022	468,512
Xylem, Inc.	5,951	468,879
		14,438,746
Professional Services (0.3%)
Equifax, Inc.	4,063	569,307
IHS Markit, Ltd. (b) (c)	13,383	1,008,409
Nielsen Holdings PLC (c)	11,856	240,677
Robert Half International, Inc.	3,852	243,254
United Rentals, Inc. (b)	2,493	415,758
Verisk Analytics, Inc.	5,496	820,773
		3,298,178
Road & Rail (1.0%)
CSX Corp.	26,097	1,888,379
JB Hunt Transport Services, Inc.	2,871	335,275
Kansas City Southern	3,281	502,518
Norfolk Southern Corp.	8,751	1,698,832
Old Dominion Freight Line, Inc.	2,200	417,516
Union Pacific Corp.	23,298	4,212,045
		9,054,565
Trading Companies & Distributors (0.1%)
Fastenal Co.	19,176	708,553
WW Grainger, Inc.	1,486	503,041
		1,211,594
Information Technology (28.1%)
Communications Equipment (0.9%)
Arista Networks, Inc. (b)	1,829	372,019
Cisco Systems, Inc.	142,370	6,828,065
F5 Networks, Inc. (b)	2,021	282,233
Juniper Networks, Inc.	11,232	276,644
Motorola Solutions, Inc.	5,750	926,555
		8,685,516
Computers & Peripherals (4.6%)
Apple, Inc. (d)	140,170	41,160,920
NetApp, Inc.	7,659	476,773
Western Digital Corp.	9,950	631,527
		42,269,220
Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp. – Class A	9,899	1,071,369
CDW Corp.	4,864	694,774
Corning, Inc.	25,811	751,358
FLIR Systems, Inc.	4,458	232,128
IPG Photonics Corp. (b)	1,198	173,614
Keysight Technologies, Inc. (b)	6,305	647,082
Seagate Technology PLC (c)	7,758	461,601
TE Connectivity, Ltd. (c)	11,192	1,072,641
		5,104,567
	Shares	Value(a)
Interactive Media & Services (5.0%)
Akamai Technologies, Inc. (b)	5,423	$468,439
Alphabet, Inc. – Class A (b)	10,070	13,487,657
Alphabet, Inc. – Class C (b)	10,031	13,411,648
eBay, Inc.	25,663	926,691
Facebook, Inc. – Class A (b)	80,762	16,576,400
Twitter, Inc. (b)	25,986	832,851
		45,703,686
IT Services (5.2%)
Accenture PLC – Class A (c)	21,313	4,487,878
Alliance Data Systems Corp.	1,377	154,499
Automatic Data Processing, Inc.	14,487	2,470,034
Broadridge Financial Solutions, Inc.	3,841	474,517
Cognizant Technology Solutions Corp. – Class A	18,376	1,139,680
DXC Technology Co.	8,591	322,936
Fidelity National Information Services, Inc.	20,621	2,868,175
Fiserv, Inc. (b)	19,188	2,218,708
FleetCor Technologies, Inc. (b)	2,910	837,265
Gartner, Inc. (b)	3,030	466,923
Global Payments, Inc.	10,086	1,841,300
International Business Machines Corp.	29,680	3,978,307
Jack Henry & Associates, Inc.	2,588	376,994
Leidos Holdings, Inc.	4,444	435,023
Mastercard, Inc. – Class A	29,793	8,895,892
Paychex, Inc.	10,651	905,974
PayPal Holdings, Inc. (b)	39,406	4,262,547
The Western Union Co.	14,070	376,795
VeriSign, Inc. (b)	3,501	674,573
Visa, Inc. – Class A	57,450	10,794,855
		47,982,875
Office Electronics (0.1%)
Zebra Technologies Corp. – Class A (b)	1,810	462,347
Semiconductors & Semiconductor Equipment (4.2%)
Advanced Micro Devices, Inc. (b)	37,373	1,713,926
Analog Devices, Inc.	12,318	1,463,871
Applied Materials, Inc.	30,953	1,889,371
Broadcom, Inc.	13,382	4,228,980
Intel Corp.	145,986	8,737,262
KLA Corp.	5,253	935,927
Lam Research Corp.	4,858	1,420,479
Maxim Integrated Products, Inc.	9,019	554,759
Microchip Technology, Inc.	8,002	837,969
Micron Technology, Inc. (b)	37,106	1,995,561
NVIDIA Corp.	20,572	4,840,592
Qorvo, Inc. (b)	3,859	448,531
QUALCOMM, Inc.	38,316	3,380,621
Skyworks Solutions, Inc.	5,672	685,631
Texas Instruments, Inc.	31,385	4,026,382
Xilinx, Inc.	8,391	820,388
		37,980,250

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Software (7.3%)
Activision Blizzard, Inc.	25,684	$1,526,143
Adobe, Inc. (b)	16,319	5,382,169
ANSYS, Inc. (b)	2,927	753,439
Autodesk, Inc. (b)	7,381	1,354,118
Cadence Design Systems, Inc. (b)	9,317	646,227
Citrix Systems, Inc.	4,136	458,682
Electronic Arts, Inc. (b)	9,799	1,053,491
Fortinet, Inc. (b)	4,770	509,245
Intuit, Inc.	8,743	2,290,054
Microsoft Corp.	256,024	40,374,985
NortonLifeLock, Inc.	19,242	491,056
Oracle Corp.	72,706	3,851,964
Salesforce.com, Inc. (b)	29,768	4,841,468
ServiceNow, Inc. (b)	6,400	1,806,848
Synopsys, Inc. (b)	5,052	703,238
Take-Two Interactive Software, Inc. (b)	3,804	465,724
		66,508,851
Technology Hardware Storage & Peripherals (0.2%)
Hewlett Packard Enterprise Co.	43,426	688,736
HP, Inc.	49,716	1,021,664
Xerox Holdings Corp.	6,239	230,032
		1,940,432
Materials (2.6%)
Chemicals (1.9%)
Air Products & Chemicals, Inc.	7,407	1,740,571
Albemarle Corp.	3,462	252,865
Celanese Corp.	4,056	499,375
CF Industries Holdings, Inc.	7,239	345,590
Corteva, Inc.	25,075	741,217
Dow, Inc.	24,884	1,361,901
DuPont de Nemours, Inc.	24,861	1,596,076
Eastman Chemical Co.	4,505	357,066
Ecolab, Inc.	8,415	1,624,011
FMC Corp.	4,284	427,629
International Flavors & Fragrances, Inc.	3,589	463,053
Linde PLC (c)	18,028	3,838,161
LyondellBasell Industries NV – Class A (c)	8,577	810,355
PPG Industries, Inc.	7,943	1,060,311
The Mosaic Co.	11,734	253,924
The Sherwin-Williams Co.	2,760	1,610,570
		16,982,675
Construction Materials (0.1%)
Martin Marietta Materials, Inc.	2,099	586,964
Vulcan Materials Co.	4,447	640,324
		1,227,288
Containers & Packaging (0.3%)
Amcor PLC (c)	54,372	589,392
Ball Corp.	10,978	709,947
International Paper Co.	13,105	603,485
Packaging Corp. of America	3,182	356,352
	Shares	Value(a)
Sealed Air Corp.	5,094	$202,894
WestRock Co.	8,650	371,172
		2,833,242
Metals & Mining (0.3%)
Freeport-McMoRan, Inc.	48,673	638,590
Newmont Goldcorp Corp.	27,462	1,193,224
Nucor Corp.	10,091	567,921
		2,399,735
Real Estate (2.9%)
Health Care REITs (0.3%)
Healthpeak Properties, Inc.	16,610	572,547
Ventas, Inc.	12,425	717,419
Welltower, Inc.	13,523	1,105,911
		2,395,877
Hotels & Resort REITs (0.0%)
Host Hotels & Resorts, Inc.	24,068	446,461
Industrial REITs (0.3%)
Duke Realty Corp.	12,335	427,655
ProLogis, Inc.	21,116	1,882,280
		2,309,935
Office REITs (0.2%)
Alexandria Real Estate Equities, Inc.	3,912	632,101
Boston Properties, Inc.	4,832	666,139
SL Green Realty Corp.	2,670	245,320
Vornado Realty Trust	5,224	347,396
		1,890,956
Real Estate Services (0.1%)
CBRE Group, Inc. – Class A (b)	11,206	686,816
Residential REITs (0.4%)
Apartment Investment & Management Co. – Class A	4,904	253,292
AvalonBay Communities, Inc.	4,695	984,541
Equity Residential	11,718	948,220
Essex Property Trust, Inc.	2,210	664,901
Mid-America Apartment Communities, Inc.	3,833	505,419
UDR, Inc.	9,744	455,045
		3,811,418
Retail REITs (0.4%)
Federal Realty Investment Trust	2,343	301,615
Kimco Realty Corp.	14,089	291,783
Realty Income Corp.	10,937	805,291
Regency Centers Corp.	5,532	349,014
Simon Property Group, Inc.	10,254	1,527,436
		3,275,139
Specialized REITs (1.2%)
American Tower Corp.	14,881	3,419,952
Crown Castle International Corp.	13,976	1,986,689
Digital Realty Trust, Inc.	7,003	838,539

See accompanying notes to financial statements.

SFT Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Equinix, Inc.	2,852	$1,664,713
Extra Space Storage, Inc.	4,320	456,278
Iron Mountain, Inc.	9,551	304,390
Public Storage	5,047	1,074,809
SBA Communications Corp.	3,802	916,244
Weyerhaeuser Co.	24,941	753,218
		11,414,832
Utilities (3.4%)
Electric Utilities (2.0%)
Alliant Energy Corp.	7,984	436,884
American Electric Power Co., Inc.	16,499	1,559,321
Duke Energy Corp.	24,393	2,224,886
Edison International	11,937	900,169
Entergy Corp.	6,683	800,623
Evergy, Inc.	7,648	497,808
Eversource Energy	10,778	916,884
Exelon Corp.	32,561	1,484,456
FirstEnergy Corp.	18,052	877,327
NextEra Energy, Inc.	16,430	3,978,689
Pinnacle West Capital Corp.	3,775	339,486
PPL Corp.	24,179	867,543
The Southern Co.	35,137	2,238,227
Xcel Energy, Inc.	17,527	1,112,789
		18,235,092
Gas Utilities (0.2%)
Atmos Energy Corp.	3,973	444,420
ONEOK, Inc.	13,782	1,042,884
		1,487,304
Independent Power Producers & Energy Traders (0.1%)
AES Corp.	22,216	442,098
NRG Energy, Inc.	8,404	334,059
		776,157
	Shares	Value(a)
Multi-Utilities (1.0%)
Ameren Corp.	8,163	$626,918
CenterPoint Energy, Inc.	16,782	457,645
CMS Energy Corp.	9,439	593,147
Consolidated Edison, Inc.	11,165	1,010,097
Dominion Energy, Inc.	27,529	2,279,952
DTE Energy Co.	6,447	837,272
NiSource, Inc.	12,450	346,608
Public Service Enterprise Group, Inc.	16,897	997,768
Sempra Energy	9,460	1,433,001
WEC Energy Group, Inc.	10,503	968,692
		9,551,100
Water Utilities (0.1%)
American Water Works Co., Inc.	6,072	745,945
Total common stocks (cost: $324,752,055)		897,817,769
Short-Term Securities (1.8%)
Investment Companies (1.8%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.530%	16,354,388	16,354,388
Total short-term securities (cost: $16,354,388)		16,354,388
Total investments in securities (cost: $341,106,443) (e)		914,172,157
Cash and other assets in excess of liabilities (0.0%)		231,629
Total net assets (100.0%)		$914,403,786

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 3.9% of net assets in foreign securities at December 31, 2019.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2019, securities with an aggregate market value of $10,277,750 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P Mid 500® E-Mini Index Future	March 2020	95	Long	$15,010,592	$15,347,725	$337,133

(e)  At December 31, 2019 the cost of investments for federal income tax purposes was $343,992,072. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$580,470,075
Gross unrealized depreciation	(9,952,857)
Net unrealized appreciation	$570,517,218

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities

December 31, 2019

(Percentages of each investment category relate to total net assets)

	Principal(b)	Value(a)
Long-Term Debt Securities (80.5%)
Argentina (1.4%)
Government (1.4%)
Argentina POM Politica Monetaria (ARS) 56.590%, 06/21/20 (c)	945,620	$8,219
Argentina Treasury Bill (ARS) 3.539%, 04/28/20 (d)	11,126,400	168,887
3.594%, 07/29/20 (d)	9,988,300	140,973
3.649%, 05/28/20 (d)	678,400	9,033
3.755%, 03/30/20 (d)	28,716,100	340,293
3.781%, 08/27/20 (d)	2,015,890	22,815
3.839%, 10/29/20 (d)	4,101,240	43,140
Argentine Bonos del Tesoro (ARS)
15.500%, 10/17/26	59,411,000	253,163
16.000%, 10/17/23	29,346,000	132,361
18.200%, 10/03/21	28,501,000	142,002
Bonos de la Nacion Argentina con Ajuste por CER (ARS)
4.000%, 03/06/20	58,000	1,156
Bonos De La Nacion Argentina En Moneda Dua (USD)
4.500%, 02/13/20	369,000	189,666
		1,451,708
Brazil (10.5%)
Government (10.5%)
Brazil Letras do Tesouro Nacional (BRL) 1.202%, 04/01/21 (d)	340,000	79,816
1.232%, 01/01/22 (d)	3,100,000	695,300
Brazil Notas do Tesouro Nacional Serie F (BRL) 10.000%, 01/01/23	5,209,000	1,439,023
10.000%, 01/01/27	28,530,000	8,338,742
		10,552,881
Ghana (1.4%)
Government (1.4%)
Ghana Government Bond (GHS) 18.750%, 01/24/22	960,000	162,082
19.000%, 11/02/26	2,890,000	460,783
19.750%, 03/25/24	960,000	160,862
19.750%, 03/15/32	2,890,000	459,531
21.500%, 03/09/20	100,000	17,695
24.500%, 06/21/21	50,000	9,244
24.750%, 03/01/21	100,000	18,629
24.750%, 07/19/21	160,000	29,889
Republic of Ghana Government Bonds (GHS) 16.250%, 05/17/21	130,000	22,044
16.500%, 03/22/21	100,000	17,142
17.600%, 11/28/22	50,000	8,109
18.250%, 09/21/20	50,000	8,832
		1,374,842
	Principal(b)	Value(a)
Indonesia (8.9%)
Government (8.9%)
Indonesia Treasury Bond (IDR) 6.125%, 05/15/28	228,000,000	$15,471
7.000%, 05/15/27	44,554,000,000	3,196,777
8.375%, 03/15/24	21,929,000,000	1,692,310
8.375%, 09/15/26	25,590,000,000	1,982,379
9.000%, 03/15/29	2,228,000,000	178,988
9.500%, 07/15/23	18,680,000,000	1,472,106
10.000%, 09/15/24	1,959,000,000	159,894
10.000%, 02/15/28	76,000,000	6,443
10.250%, 07/15/22	2,658,000,000	209,559
		8,913,927
Mexico (9.4%)
Government (9.4%)
Mexican Bonos (MXN) 6.500%, 06/10/21	20,100,000	1,060,263
6.500%, 06/09/22	41,440,000	2,181,679
7.250%, 12/09/21	44,130,000	2,356,178
8.000%, 06/11/20	44,930,000	2,391,825
8.000%, 12/07/23	14,450,000	797,023
10.000%, 12/05/24	9,340,000	561,365
Mexican Udibonos (MXN)
2.500%, 12/10/20	1,766,129	92,544
		9,440,877
Norway (3.8%)
Government (3.8%)
Norway Government Bond (NOK) 1.750%, 03/13/25	3,215,000	372,308
2.000%, 05/24/23	10,130,000	1,175,026
3.000%, 03/14/24	8,492,000	1,028,921
3.750%, 05/25/21	10,567,000	1,242,455
		3,818,710
South Korea (11.3%)
Government (11.3%)
Korea Treasury Bond (KRW) 3.000%, 03/10/23	967,000,000	875,845
3.000%, 09/10/24	2,419,000,000	2,233,047
3.375%, 09/10/23	2,729,000,000	2,518,674
3.500%, 03/10/24	1,785,000,000	1,666,884
4.250%, 06/10/21	4,577,300,000	4,120,279
		11,414,729
United States (33.8%)
Government (33.8%)
U.S. Treasury Note (USD) 1.125%, 07/31/21	9,171,000	9,102,576
1.125%, 08/31/21	13,716,000	13,610,451
1.125%, 09/30/21	965,000	957,235
1.500%, 08/31/21	4,552,000	4,544,887
1.500%, 09/30/21	3,576,000	3,570,552

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities – continued

	Principal(b)	Value(a)
2.125%, 12/31/21	1,091,000	$1,102,464
2.625%, 07/15/21	1,049,000	1,065,309
		33,953,474
Total long-term debt securities (cost: $87,018,803)		80,921,148
Short-Term Securities (16.9%)
Argentina (0.1%)
Argentina Treasury Bill (ARS) 3.512%, 04/08/20 (d)	1,943,050	30,506
3.546%, 05/13/20 (d)	869,600	12,415
3.547%, 05/13/20 (d)	221,935	3,335
3.687%, 02/26/20 (d)	1,307,100	16,810
3.756%, 03/11/20 (d)	819,500	9,717
4.114%, 04/08/20 (d)	1,314,600	10,268
4.344%, 05/13/20 (d)	443,785	2,648
4.997%, 02/26/20 (d)	460,100	1,308
6.096%, 03/11/20 (d)	228,000	185
		87,192
Mexico (1.8%)
Mexico Cetes (MXN) 2.477%, 01/02/20 (d)	15,640,700	827,917
2.488%, 04/02/20 (d)	18,029,600	937,157
		1,765,074
	Shares/ Principal(b)	Value(a)
Norway (0.8%)
Norway Treasury Bill (NOK) 1.823%, 09/16/20 (d)	1,039,000	$117,179
1.824%, 06/17/20 (d)	1,736,000	196,418
1.825%, 03/18/20 (d)	4,420,000	501,729
		815,326
South Korea (4.2%)
Korea Monetary Stabilization Bond (KRW) 2.140%, 06/02/20	4,830,000,000	4,189,940
Investment Companies (10.0%)
United States (10.0%)
State Street Institutional U.S. Government Money Market Fund (USD), current rate 1.530%	10,067,135	10,067,135
Total short-term securities (cost: $16,735,731)		16,924,667
Total investments in securities (cost: $103,754,534) (e)		97,845,815
Cash and other assets in excess of liabilities (2.6%)		2,569,314
Total net assets (100.0%)		$100,415,129

Foreign Forward Currency Contracts

On December 31, 2019, SFT International Bond Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Settlement Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation(a)	Unrealized Depreciation(a)	Counterparty
01/03/20	217,989	USD	1,990,000	NOK	$8,474	$–	DBK
01/03/20	1,990,000	NOK	216,559	USD	–	(9,905)	DBK
01/14/20	1,680,000	AUD	123,226,303	JPY	–	(14,201)	JPM
01/14/20	1,680,000	AUD	123,226,303	JPY	–	(32,684)	JPM
01/15/20	998,750	AUD	699,739	USD	–	(2,537)	JPM
01/15/20	681,184	USD	998,750	AUD	21,092	–	JPM
01/17/20	178,211	USD	160,000	EUR	1,542	–	SCB
01/17/20	160,000	EUR	177,778	USD	–	(1,975)	SCB
01/29/20	514,234,382	KRW	438,505	USD	–	(6,600)	CIT
02/03/20	409,635	USD	366,500	EUR	2,545	–	JPM
02/03/20	366,500	EUR	414,233	USD	2,053	–	JPM
02/04/20	2,186,700	BRL	531,178	USD	–	(11,876)	JPM
02/10/20	610,000,000	KRW	505,553	USD	–	(22,666)	DBK
02/10/20	578,963	EUR	636,165	CHF	17,502	–	UBS
02/10/20	578,963	EUR	636,165	CHF	–	(10,308)	UBS
02/12/20	568,383	EUR	624,335	CHF	17,267	–	GSC
02/12/20	568,383	EUR	624,335	CHF	–	(10,408)	GSC
02/12/20	2,133,000,000	KRW	1,832,947	USD	–	(14,237)	HSB
02/13/20	703,797	EUR	7,513,600	SEK	28,721	–	DBK
02/13/20	703,797	EUR	7,513,600	SEK	–	(16,430)	DBK
02/21/20	1,071,500,000	KRW	920,454	USD	–	(7,805)	CIT
02/21/20	2,070,688	AUD	148,181,504	JPY	–	(24,482)	JPM
02/21/20	2,070,688	AUD	148,181,504	JPY	–	(65,889)	JPM
02/24/20	353,923	USD	317,000	EUR	3,058	–	SCB
02/24/20	317,000	EUR	355,785	USD	–	(1,196)	SCB
02/25/20	1,300,431	AUD	92,969,461	JPY	–	(16,646)	CIT
02/25/20	1,300,431	AUD	92,969,461	JPY	–	(40,849)	CIT
02/25/20	917,461	EUR	108,263,728	JPY	–	(19,385)	HSB

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities – continued

Settlement Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation(a)	Unrealized Depreciation(a)	Counterparty
02/25/20	917,461	EUR	108,263,728	JPY	$–	$(14,910)	HSB
02/26/20	1,178,873	USD	123,816,900	JPY	–	(36,356)	CIT
02/26/20	435,531,237	KRW	362,505	USD	–	(14,879)	CIT
02/26/20	123,816,900	JPY	1,179,164	USD	36,646	–	CIT
02/26/20	544,686	USD	4,877,500	NOK	10,524	–	DBK
02/26/20	4,877,500	NOK	530,798	USD	–	(24,413)	DBK
02/27/20	803,047	USD	84,427,200	JPY	–	(23,953)	CIT
02/27/20	84,427,200	JPY	792,477	USD	13,384	–	CIT
02/27/20	793,674	USD	83,444,600	JPY	–	(23,649)	JPM
02/28/20	773,049	USD	690,867	EUR	5,148	–	BCB
02/28/20	690,867	EUR	776,358	USD	–	(1,839)	BCB
02/28/20	1,553,029	USD	162,134,000	JPY	–	(56,775)	CIT
02/28/20	514,234,381	KRW	428,011	USD	–	(17,604)	CIT
02/28/20	616,157	EUR	693,346	USD	–	(697)	CIT
02/28/20	681,488	USD	616,157	EUR	12,555	–	CIT
02/28/20	162,134,000	JPY	1,521,961	USD	25,706	–	CIT
03/03/20	2,741,800	BRL	663,964	USD	–	(16,113)	JPM
03/06/20	1,710,250	AUD	122,483,887	JPY	–	(22,601)	CIT
03/06/20	1,710,250	AUD	122,483,887	JPY	–	(50,680)	CIT
03/06/20	607,000,000	KRW	504,866	USD	–	(21,284)	DBK
03/06/20	357,096	USD	37,884,840	JPY	–	(7,338)	HSB
03/06/20	37,884,840	JPY	361,348	USD	11,591	–	HSB
03/06/20	339,518	USD	35,981,110	JPY	–	(7,337)	JPM
03/06/20	35,981,110	JPY	342,014	USD	9,832	–	JPM
03/09/20	725,882	EUR	808,887	USD	–	(9,264)	DBK
03/09/20	810,092	USD	725,882	EUR	8,059	–	DBK
03/10/20	371,660	EUR	414,141	USD	–	(4,788)	BOA
03/10/20	415,496	USD	371,660	EUR	3,433	–	BOA
03/10/20	9,800,000,000	KRW	8,228,380	USD	–	(267,621)	HSB
03/12/20	1,285,000	AUD	94,641,535	JPY	3,458	–	HSB
03/12/20	1,285,000	AUD	94,641,535	JPY	–	(34,218)	HSB
03/12/20	1,520,000	AUD	113,430,851	JPY	2,221	–	JPM
03/12/20	1,520,000	AUD	113,430,851	JPY	–	(24,925)	JPM
03/13/20	703,543	EUR	7,513,700	SEK	29,864	–	DBK
03/13/20	703,543	EUR	7,513,700	SEK	–	(17,575)	DBK
03/13/20	650,000	AUD	48,327,825	JPY	973	–	HSB
03/13/20	650,000	AUD	48,327,825	JPY	–	(12,317)	HSB
03/20/20	508,500,000	KRW	431,976	USD	–	(9,036)	CIT
03/23/20	445,547	USD	3,983,500	NOK	7,920	–	DBK
03/23/20	3,983,500	NOK	436,806	USD	–	(16,660)	DBK
03/23/20	91,792	USD	82,147	EUR	878	–	GSC
03/23/20	82,147	EUR	92,068	USD	–	(601)	GSC
03/23/20	1,072,855	USD	113,905,000	JPY	–	(20,213)	HSB
03/23/20	999,174	USD	106,255,510	JPY	–	(17,224)	HSB
03/23/20	220,160,510	JPY	2,101,841	USD	67,249	–	HSB
03/23/20	701,364	USD	74,598,450	JPY	–	(11,970)	JPM
03/23/20	700,162	USD	74,438,000	JPY	–	(12,251)	JPM
03/23/20	149,036,450	JPY	1,417,974	USD	40,667	–	JPM
03/24/20	333,181	USD	2,996,000	NOK	7,872	–	DBK
03/24/20	2,996,000	NOK	326,038	USD	–	(15,015)	DBK
03/24/20	367,214	USD	38,681,250	JPY	–	(9,723)	JPM
03/24/20	38,681,250	JPY	368,044	USD	10,553	–	JPM
03/25/20	917,485	EUR	108,465,086	JPY	–	(2,840)	HSB
03/25/20	917,485	EUR	108,465,086	JPY	–	(29,816)	HSB
03/31/20	386,058	USD	345,433	EUR	3,821	–	BCB
03/31/20	345,433	EUR	382,738	USD	–	(7,141)	BCB
03/31/20	764,780	EUR	90,121,510	JPY	–	(3,728)	CIT
03/31/20	764,780	EUR	90,121,510	JPY	–	(26,205)	CIT
03/31/20	721,491	USD	645,663	EUR	7,248	–	SCB
03/31/20	645,663	EUR	715,744	USD	–	(12,995)	SCB
04/06/20	57,690,000	MXN	2,832,392	USD	–	(180,640)	HSB
04/08/20	415,330	USD	371,425	EUR	4,089	–	BOA
04/08/20	371,425	EUR	412,716	USD	–	(6,703)	BOA
04/08/20	4,213,000	MXN	209,776	USD	–	(10,196)	CIT
04/08/20	811,432	USD	725,882	EUR	8,246	–	DBK
04/08/20	725,882	EUR	807,326	USD	–	(12,352)	DBK
04/08/20	51,000	EUR	56,684	USD	–	(906)	GSC
04/08/20	57,046	USD	51,000	EUR	544	–	GSC
See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities – continued

Settlement Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation(a)	Unrealized Depreciation(a)	Counterparty
04/09/20	228,417	EUR	254,136	USD	$–	$(3,811)	UBS
04/09/20	255,840	USD	228,417	EUR	2,107	–	UBS
04/14/20	374,704	USD	335,000	EUR	3,720	–	BCB
04/14/20	335,000	EUR	372,433	USD	–	(5,990)	BCB
04/15/20	133,832	USD	119,438	EUR	1,096	–	BOA
04/15/20	119,438	EUR	133,253	USD	–	(1,674)	BOA
04/15/20	691,290	EUR	7,513,700	SEK	41,046	–	DBK
04/15/20	691,290	EUR	7,513,700	SEK	–	(15,313)	DBK
04/15/20	78,270	EUR	87,316	USD	–	(1,104)	GSC
04/15/20	107,000	EUR	119,717	USD	–	(1,160)	GSC
04/15/20	207,323	USD	185,270	EUR	1,975	–	GSC
04/23/20	82,167	EUR	92,774	USD	–	(93)	GSC
04/23/20	91,991	USD	82,167	EUR	877	–	GSC
04/27/20	1,281,031	USD	1,144,253	EUR	12,547	–	HSB
04/27/20	1,514,253	EUR	1,704,958	USD	–	(6,905)	HSB
04/29/20	1,416,728	EUR	1,590,815	USD	–	(10,987)	BOA
04/29/20	1,267,317	USD	1,131,434	EUR	11,922	–	BOA
04/29/20	104,034	EUR	116,905	USD	–	(719)	GSC
04/29/20	116,515	USD	104,034	EUR	1,110	–	GSC
04/29/20	633,107	EUR	711,368	USD	–	(4,445)	SCB
04/30/20	1,416,728	EUR	1,591,197	USD	–	(10,701)	BOA
04/30/20	764,780	EUR	92,515,436	JPY	6,802	–	CIT
04/30/20	764,780	EUR	92,515,436	JPY	–	(14,687)	CIT
04/30/20	130,740	EUR	146,808	USD	–	(1,020)	DBK
04/30/20	37,500	EUR	42,108	USD	–	(294)	GSC
04/30/20	42,002	USD	37,500	EUR	399	–	GSC
05/05/20	2,480,100	BRL	598,322	USD	–	(14,918)	JPM
05/08/20	579,454	EUR	636,165	CHF	21,617	–	UBS
05/08/20	579,454	EUR	636,165	CHF	–	(14,403)	UBS
05/12/20	568,870	EUR	624,335	CHF	21,396	–	GSC
05/12/20	568,870	EUR	624,335	CHF	–	(14,506)	GSC
05/13/20	705,850	EUR	7,513,700	SEK	26,073	–	DBK
05/13/20	705,850	EUR	7,513,700	SEK	–	(17,056)	DBK
05/14/20	158,000	EUR	176,082	USD	–	(2,719)	HSB
05/15/20	250,000,000	KRW	216,385	USD	–	(845)	CIT
05/21/20	2,070,688	AUD	147,680,397	JPY	–	(17,332)	JPM
05/21/20	2,070,688	AUD	147,680,397	JPY	–	(73,506)	JPM
05/21/20	2,070,688	AUD	152,662,761	JPY	8,509	–	JPM
05/21/20	2,070,688	AUD	152,662,761	JPY	–	(53,146)	JPM
05/21/20	186,735	EUR	209,250	USD	–	(2,158)	JPM
05/22/20	917,461	EUR	108,332,262	JPY	–	(14,379)	HSB
05/22/20	917,461	EUR	108,332,262	JPY	–	(19,769)	HSB
05/22/20	917,461	EUR	110,198,103	JPY	7,556	–	HSB
05/22/20	917,461	EUR	110,198,103	JPY	–	(24,402)	HSB
05/22/20	626,305	EUR	700,875	USD	–	(8,222)	JPM
05/26/20	130,792	EUR	146,304	USD	–	(1,813)	DBK
05/26/20	777,081	USD	83,443,000	JPY	–	(3,116)	JPM
05/27/20	524,000	EUR	583,784	USD	–	(9,663)	BNP
05/27/20	599,000	EUR	668,005	USD	–	(10,382)	MSC
05/29/20	345,433	EUR	386,533	USD	–	(4,728)	BCB
05/29/20	1,494,000,000	KRW	1,281,523	USD	–	(17,225)	DBK
06/04/20	35,002	EUR	39,225	USD	–	(435)	JPM
06/05/20	3,236,680	EUR	3,627,836	USD	–	(39,788)	SCB
06/08/20	359,168	USD	37,884,850	JPY	–	(7,513)	HSB
06/08/20	37,884,850	JPY	363,247	USD	11,592	–	HSB
06/08/20	341,516	USD	35,981,110	JPY	–	(7,532)	JPM
06/08/20	35,981,110	JPY	343,818	USD	9,834	–	JPM
06/12/20	1,285,000	AUD	94,357,550	JPY	8,070	–	HSB
06/12/20	1,285,000	AUD	94,357,550	JPY	–	(38,619)	HSB
06/12/20	660,000	AUD	48,934,710	JPY	3,355	–	HSB
06/12/20	660,000	AUD	48,934,710	JPY	–	(14,674)	HSB
06/12/20	1,160,000	AUD	85,201,420	JPY	7,287	–	JPM
06/12/20	1,160,000	AUD	85,201,420	JPY	–	(34,654)	JPM
06/12/20	1,170,000	AUD	86,849,802	JPY	5,955	–	JPM
06/12/20	1,170,000	AUD	86,849,802	JPY	–	(25,074)	JPM
06/12/20	650,000	AUD	48,145,435	JPY	3,301	–	JPM
06/12/20	650,000	AUD	48,145,435	JPY	–	(14,892)	JPM
06/15/20	716,000	EUR	7,513,700	SEK	13,011	–	DBK

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities – continued

Settlement Date	Currency to be delivered – SELL		Currency to be received – BUY			Unrealized Appreciation(a)	Unrealized Depreciation(a)	Counterparty
06/15/20	716,000	EUR	7,513,700	SEK	$	–	$(15,820)	DBK
06/15/20	702,639	EUR	7,513,600	SEK		33,412	–	DBK
06/15/20	702,639	EUR	7,513,600	SEK		–	(21,084)	DBK
06/15/20	816,451	USD	7,471,300	NOK		34,204	–	JPM
06/15/20	35,002	EUR	40,677	USD		990	–	JPM
06/16/20	816,447	USD	7,425,800	NOK		29,029	–	JPM
06/17/20	3,195,000	MXN	157,304	USD		–	(7,841)	CIT
06/17/20	4,238,000	MXN	208,180	USD		–	(10,877)	CIT
06/17/20	7,012,000	MXN	345,024	USD		–	(17,416)	CIT
06/19/20	844,042	USD	7,607,100	NOK		22,082	–	JPM
06/22/20	705,410	USD	74,598,450	JPY		–	(12,422)	JPM
06/22/20	74,598,450	JPY	713,347	USD		20,359	–	JPM
06/24/20	1,800,566	USD	188,517,750	JPY		–	(49,118)	BNP
06/30/20	764,780	EUR	90,106,214	JPY		593	–	CIT
06/30/20	764,780	EUR	90,106,214	JPY		–	(31,072)	CIT
07/23/20	20,675	EUR	23,475	USD		–	(20)	UBS
07/23/20	23,304	USD	20,675	EUR		191	–	UBS
08/10/20	579,913	EUR	636,165	CHF		25,948	–	UBS
08/10/20	579,913	EUR	636,165	CHF		–	(18,650)	UBS
08/12/20	569,337	EUR	624,335	CHF		25,555	–	GSC
08/12/20	569,337	EUR	624,335	CHF		–	(18,618)	GSC
08/21/20	2,070,687	AUD	147,163,551	JPY		–	(10,204)	JPM
08/21/20	2,070,687	AUD	147,163,551	JPY		–	(81,091)	JPM
08/24/20	1,296,969	AUD	92,057,085	JPY		–	(7,703)	CIT
08/24/20	1,296,969	AUD	92,057,085	JPY		–	(50,493)	CIT
08/24/20	917,461	EUR	108,413,824	JPY		–	(9,072)	HSB
08/24/20	917,461	EUR	108,413,824	JPY		–	(24,918)	HSB
08/31/20	982,926	USD	101,585,000	JPY		–	(35,548)	CIT
08/31/20	30,820,000	JPY	292,500	USD		5,074	–	CIT
09/21/20	738,811	USD	6,665,800	NOK		20,039	–	JPM
09/30/20	764,780	EUR	92,785,786	JPY		19,058	–	CIT
09/30/20	764,780	EUR	92,785,786	JPY		–	(25,068)	CIT
09/30/20	764,780	EUR	90,136,805	JPY		4,901	–	CIT
09/30/20	764,780	EUR	90,136,805	JPY		–	(35,656)	CIT
10/05/20	18,750	EUR	20,980	USD		–	(424)	GSC
10/05/20	21,203	USD	18,750	EUR		202	–	GSC
10/07/20	43,020,000	MXN	2,061,601	USD		–	(127,968)	HSB
10/08/20	4,323,000	MXN	209,785	USD		–	(10,213)	CIT
10/09/20	3,247,000	MXN	157,343	USD		–	(7,876)	CIT
10/13/20	3,694,000	MXN	178,442	USD		–	(9,426)	CIT
10/13/20	7,130,000	MXN	345,008	USD		–	(17,607)	CIT
10/13/20	1,578,954	EUR	1,774,334	USD		–	(29,026)	HSB
10/15/20	15,933,000	MXN	773,304	USD		–	(36,805)	CIT
10/15/20	347,550	EUR	392,043	USD		–	(4,950)	DBK
10/16/20	294,825	EUR	333,683	USD		–	(3,106)	BOA
10/16/20	14,589,000	MXN	714,597	USD		–	(27,082)	CIT
10/16/20	602,000	EUR	681,028	USD		–	(6,658)	HSB
10/26/20	815,540	EUR	928,427	USD		–	(3,767)	DBK
11/09/20	580,358	EUR	636,165	CHF		30,199	–	UBS
11/09/20	580,358	EUR	636,165	CHF		–	(22,844)	UBS
11/12/20	569,752	EUR	624,335	CHF		29,779	–	GSC
11/12/20	569,752	EUR	624,335	CHF		–	(22,754)	GSC
						$967,507	$(2,846,999)

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities – continued

At December 31, 2019, the Fund had the following interest rate swap contracts outstanding.

Interest Rate Swap Contracts

Description	Counter-party	Payment Frequency (Pay/Rec)	Maturity Date	Notional Amount	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)(a)
Centrally Cleared Swaps
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.378%	CIT	Quarterly/ Semi-Annually	11/18/46	$3,200,000	$(197,029)	$–	$(197,029)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.537%	GSC	Quarterly/ Semi-Annually	04/13/47	1,700,000	(164,613)	–	(164,613)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.793%	CIT	Quarterly/ Semi-Annually	03/13/47	2,000,000	(316,121)	–	(316,121)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.979%	CIT	Quarterly/ Semi-Annually	02/20/48	1,514,000	(308,618)	–	(308,618)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 3.002%	HSB	Quarterly/ Semi-Annually	02/22/48	1,514,000	(316,139)	–	(316,139)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 3.019%	HSB	Quarterly/ Semi-Annually	02/23/48	1,514,000	(321,384)	–	(321,384)
Net unrealized appreciation (depreciation)					$(1,623,904)	$–	$(1,623,904)

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Investments in Securities.

(b)  Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.

(c)  Variable rate security.

(d)  Rate represents annualized yield at date of purchase.

(e)  At December 31, 2019 the cost of investments for federal income tax purposes was $101,882,994. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$2,714,859
Gross unrealized depreciation	(10,255,434)
Net unrealized depreciation	$(7,540,575)

See accompanying notes to financial statements.

SFT International Bond Fund
Investments in Securities – continued

Currency Legend

ARS  Argentine Peso

AUD  Australian Dollar

BRL  Brazilian Real

CHF  Swiss Franc

EUR  Euro

GHS  Ghanaian Cedi

IDR  Indonesian Rupiah

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

SEK  Swedish Krona

USD  United States Dollar

Counterparty Legend

BCB  Barclays Bank PLC

BNP  BNP Paribas SA

BOA  Bank of America Merrill Lynch

CIT  Citibank NA

DBK  Deutsche Bank AG

GSC  Goldman Sachs

HSB  HSBC Bank PLC

JPM  JPMorgan Chase Bank NA

MSC  Morgan Stanley and Co., Inc.

SCB  Standard Chartered Bank

UBS  UBS AG

See accompanying notes to financial statements.

SFT IvySM Growth Fund
Investments in Securities

December 31, 2019

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.1%)
Consumer Discretionary (17.0%)
Automobiles (1.9%)
Ferrari NV (b)	61,787	$10,228,220
Internet & Catalog Retail (7.3%)
Amazon.com, Inc. (c)	13,170	24,336,053
Booking Holdings, Inc. (c)	7,504	15,411,190
		39,747,243
Media (1.3%)
The Walt Disney Co.	51,356	7,427,618
Specialty Retail (2.2%)
Home Depot, Inc. (The)	54,522	11,906,514
Textiles, Apparel & Luxury Goods (4.3%)
NIKE, Inc. – Class B	132,384	13,411,823
VF Corp.	100,939	10,059,581
		23,471,404
Consumer Staples (4.2%)
Beverages (3.0%)
The Coca-Cola Co.	296,157	16,392,290
Personal Care (1.2%)
The Estee Lauder Cos., Inc. – Class A	30,597	6,319,504
Financial (3.5%)
Capital Markets (3.5%)
CME Group, Inc.	51,572	10,351,532
S&P Global, Inc.	31,607	8,630,291
		18,981,823
Health Care (12.3%)
Biotechnology (1.5%)
Vertex Pharmaceuticals, Inc. (c)	36,789	8,054,952
Health Care Equipment & Supplies (3.5%)
Danaher Corp.	71,001	10,897,233
Intuitive Surgical, Inc. (c)	13,550	8,010,083
		18,907,316
Health Care Providers & Services (1.8%)
UnitedHealth Group, Inc.	34,196	10,052,940
Health Care Technology (2.8%)
Cerner Corp.	208,337	15,289,852
Life Sciences Tools & Services (1.2%)
Illumina, Inc. (c)	20,149	6,684,229
Pharmaceuticals (1.5%)
Zoetis, Inc.	61,534	8,144,025
Industrials (11.8%)
Aerospace & Defense (2.6%)
Northrop Grumman Corp.	23,137	7,958,434
The Boeing Co.	19,085	6,217,130
		14,175,564
	Shares	Value(a)
Machinery (4.0%)
Caterpillar, Inc.	63,752	$9,414,895
Stanley Black & Decker, Inc.	74,513	12,349,785
		21,764,680
Professional Services (2.6%)
CoStar Group, Inc. (c)	11,100	6,641,130
Verisk Analytics, Inc.	52,269	7,805,852
		14,446,982
Road & Rail (2.6%)
JB Hunt Transport Services, Inc.	63,516	7,417,398
Union Pacific Corp.	35,892	6,488,915
		13,906,313
Information Technology (48.2%)
Communications Equipment (2.8%)
Motorola Solutions, Inc.	93,307	15,035,490
Computers & Peripherals (6.2%)
Apple, Inc.	114,367	33,583,870
Interactive Media & Services (9.1%)
Alphabet, Inc. – Class A (c)	20,291	27,177,562
Alphabet, Inc. – Class C (c)	4,434	5,928,347
Facebook, Inc. – Class A (c)	81,161	16,658,295
		49,764,204
IT Services (12.3%)
Broadridge Financial Solutions, Inc.	59,099	7,301,091
FleetCor Technologies, Inc. (c)	23,938	6,887,441
Gartner, Inc. (c)	21,427	3,301,901
Mastercard, Inc. – Class A	24,374	7,277,833
PayPal Holdings, Inc. (c)	94,436	10,215,142
VeriSign, Inc. (c)	31,146	6,001,211
Visa, Inc. – Class A	137,390	25,815,581
		66,800,200
Semiconductors & Semiconductor Equipment (2.2%)
NVIDIA Corp.	51,127	12,030,183
Software (15.6%)
Adobe, Inc. (c)	44,555	14,694,685
Electronic Arts, Inc. (c)	94,041	10,110,348
Intuit, Inc.	41,097	10,764,537
Microsoft Corp.	315,112	49,693,162
		85,262,732
Real Estate (2.1%)
Specialized REITs (2.1%)
American Tower Corp.	18,987	4,363,592
Equinix, Inc.	12,502	7,297,418
		11,661,010
Total common stocks (cost: $371,062,482)		540,039,158

See accompanying notes to financial statements.

SFT IvySM Growth Fund
Investments in Securities – continued

	Shares	Value(a)
Short-Term Securities (1.0%)
Investment Companies (1.0%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.530%	5,205,439	$5,205,439
Total short-term securities (cost: $5,205,439)		5,205,439
Total investments in securities (cost: $376,267,921) (d)		545,244,597
Liabilities in excess of cash and other assets (-0.1%)		(401,903)
Total net assets (100.0%)		$544,842,694

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 1.9% of net assets in foreign securities at December 31, 2019.

(c)  Non-income producing security.

(d)  At December 31, 2019 the cost of investments for federal income tax purposes was $376,419,354. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$171,133,800
Gross unrealized depreciation	(2,308,557)
Net unrealized appreciation	$168,825,243

See accompanying notes to financial statements.

SFT IvySM Small Cap Growth Fund
Investments in Securities

December 31, 2019

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (97.2%)
Communication Services (0.3%)
Media (0.3%)
Gray Television, Inc. (b)	23,522	$504,312
Consumer Discretionary (16.4%)
Auto Components (0.9%)
Fox Factory Holding Corp. (b)	23,667	1,646,513
Distributors (1.0%)
Pool Corp.	8,587	1,823,707
Diversified Consumer Services (1.7%)
Grand Canyon Education, Inc. (b)	32,063	3,071,315
Hotels, Restaurants & Leisure (4.5%)
Churchill Downs, Inc.	14,590	2,001,748
Hilton Grand Vacations, Inc. (b)	60,003	2,063,503
PlayAGS, Inc. (b)	69,093	838,098
Wingstop, Inc.	35,269	3,041,246
		7,944,595
Household Durables (2.5%)
Installed Building Products, Inc. (b)	43,671	3,007,622
TopBuild Corp. (b)	12,941	1,333,958
		4,341,580
Leisure Equipment & Products (2.2%)
Malibu Boats, Inc. – Class A (b)	31,934	1,307,697
SeaWorld Entertainment, Inc. (b)	78,555	2,490,979
		3,798,676
Media (2.5%)
Nexstar Media Group, Inc. – Class A	37,270	4,369,908
Multiline Retail (0.5%)
Ollie's Bargain Outlet Holdings, Inc. (b)	14,749	963,257
Specialty Retail (0.6%)
Boot Barn Holdings, Inc. (b)	22,863	1,018,090
Energy (1.6%)
Energy Equipment & Services (0.9%)
Cactus, Inc. – Class A	25,277	867,507
Dril-Quip, Inc. (b)	16,464	772,326
		1,639,833
Oil, Gas & Consumable Fuels (0.7%)
Matador Resources Co. (b)	71,180	1,279,104
Financial (6.4%)
Capital Markets (2.9%)
Hamilton Lane, Inc. – Class A	21,972	1,309,531
Houlihan Lokey, Inc.	16,354	799,220
LPL Financial Holdings, Inc.	32,704	3,016,944
		5,125,695
	Shares	Value(a)
Commercial Banks (1.2%)
Seacoast Banking Corp. of Florida (b)	67,070	$2,050,330
Insurance (1.2%)
eHealth, Inc. (b)	22,497	2,161,512
Thrifts & Mortgage Finance (1.1%)
Essent Group, Ltd. (c)	36,651	1,905,485
Health Care (22.6%)
Biotechnology (3.6%)
CareDx, Inc. (b)	141,698	3,056,426
Veracyte, Inc. (b)	35,061	978,903
Vericel Corp. (b)	136,414	2,373,603
		6,408,932
Health Care Equipment & Supplies (7.6%)
Insulet Corp. (b)	21,024	3,599,309
iRhythm Technologies, Inc. (b)	13,663	930,314
Novocure, Ltd. (b) (c)	15,166	1,278,039
Penumbra, Inc. (b)	13,441	2,207,953
STAAR Surgical Co. (b)	60,615	2,131,829
Tactile Systems Technology, Inc. (b)	47,133	3,181,949
		13,329,393
Health Care Providers & Services (10.1%)
AMN Healthcare Services, Inc. (b)	41,497	2,585,678
HealthEquity, Inc. (b)	28,988	2,147,141
HMS Holdings Corp. (b)	75,114	2,223,374
LHC Group, Inc. (b)	19,238	2,650,227
PetIQ, Inc. (b)	92,113	2,307,431
Teladoc Health, Inc. (b)	71,191	5,960,111
		17,873,962
Health Care Technology (1.3%)
Omnicell, Inc. (b)	27,566	2,252,693
Industrials (20.5%)
Aerospace & Defense (3.5%)
Hexcel Corp.	31,742	2,327,006
Mercury Systems, Inc. (b)	55,380	3,827,312
		6,154,318
Air Freight & Logistics (1.4%)
Air Transport Services Group, Inc. (b)	104,814	2,458,937
Building Products (1.2%)
PGT Innovations, Inc. (b)	90,022	1,342,228
Trex Co., Inc. (b)	9,940	893,407
		2,235,635
Commercial Services & Supplies (3.7%)
Clean Harbors, Inc. (b)	38,796	3,326,757
The Brink's Co.	34,949	3,169,175
		6,495,932

See accompanying notes to financial statements.

SFT IvySM Small Cap Growth Fund
Investments in Securities – continued

	Shares	Value(a)
Electrical Equipment (3.1%)
EnerSys	30,344	$2,270,642
Woodward, Inc.	26,933	3,189,944
		5,460,586
Machinery (5.8%)
Crane Co.	25,239	2,180,145
John Bean Technologies Corp.	28,184	3,175,209
RBC Bearings, Inc. (b)	13,108	2,075,521
The Timken Co.	49,881	2,808,799
		10,239,674
Road & Rail (1.3%)
Knight-Swift Transportation Holdings, Inc.	64,960	2,328,167
Trading Companies & Distributors (0.5%)
GMS, Inc. (b)	35,116	950,941
Information Technology (26.9%)
Communications Equipment (1.2%)
Viavi Solutions, Inc. (b)	140,975	2,114,625
Electronic Equipment, Instruments & Components (1.2%)
Coherent, Inc. (b)	12,957	2,155,397
Interactive Media & Services (6.7%)
Envestnet, Inc. (b)	30,460	2,120,930
Five9, Inc. (b)	55,627	3,648,018
Mimecast, Ltd. (b) (c)	69,544	3,016,819
Q2 Holdings, Inc. (b)	36,873	2,989,663
		11,775,430
IT Services (3.9%)
Booz Allen Hamilton Holding Corp.	27,709	1,970,941
Evo Payments, Inc. – Class A (b)	67,442	1,781,143
InterXion Holding NV (b) (c)	37,828	3,170,365
		6,922,449
Semiconductors & Semiconductor Equipment (2.8%)
Enphase Energy, Inc. (b)	55,442	1,448,699
Monolithic Power Systems, Inc.	19,386	3,451,096
		4,899,795
Software (11.1%)
8x8, Inc. (b)	100,281	1,835,142
Globant SA (b) (c)	32,063	3,400,281
HubSpot, Inc. (b)	14,104	2,235,484
Paycom Software, Inc. (b)	6,822	1,806,193
Pluralsight, Inc. – Class A (b)	102,019	1,755,747
Proofpoint, Inc. (b)	31,178	3,578,611
Smartsheet, Inc. – Class A (b)	37,959	1,705,118
Varonis Systems, Inc. (b)	42,505	3,303,064
		19,619,640
	Shares	Value(a)
Leisure and Consumer Staples (2.5%)
Food Products (2.5%)
J&J Snack Foods Corp.	11,497	$2,118,552
Nomad Foods, Ltd. (b) (c)	99,926	2,235,345
		4,353,897
Total common stocks (cost: $130,881,543)		171,674,315
Short-Term Securities (2.9%)
Investment Companies (2.9%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.530%	5,175,411	5,175,411
Total short-term securities (cost: $5,175,411)		5,175,411
Total investments in securities (cost: $136,056,954) (d)		176,849,726
Liabilities in excess of cash and other assets (-0.1%)		(128,550)
Total net assets (100.0%)		$176,721,176

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 8.5% of net assets in foreign securities at December 31, 2019.

(d)  At December 31, 2019 the cost of investments for federal income tax purposes was $136,394,998. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$45,635,830
Gross unrealized depreciation	(5,181,102)
Net unrealized appreciation	$40,454,728

See accompanying notes to financial statements.

SFT Managed Volatility Equity Fund
Investments in Securities

December 31, 2019

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Mutual Funds (90.1%)
Investment Companies (90.1%)
iShares Core High Dividend ETF	721,757	$70,782,709
iShares Edge MSCI Minimum Volatility EAFE ETF	1,305,113	97,283,123
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	386,405	22,666,517
iShares Edge MSCI Minimum Volatility USA ETF	1,918,732	125,868,819
iShares MSCI Germany ETF	529,532	15,568,241
iShares Short Maturity Bond ETF	387,945	19,494,236
Total mutual funds (cost: $293,842,783)		351,663,645
Short-Term Securities (9.6%)
Investment Companies (8.7%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.530%	34,104,177	34,104,177
	Principal	Value(a)
U.S. Government Obligations (0.9%)
U.S. Treasury Note, 2.000%, 01/31/20 (b)	$3,500,000	$3,500,926
Total short-term securities (cost: $37,602,712)		37,605,103
Total investments excluding purchased options (cost: $331,445,495)		389,268,748
Total purchased options outstanding (0.1%) (cost: $361,530)		340,380
Total investments in securities (cost: $331,807,025) (c)		389,609,128
Cash and other assets in excess of liabilities (0.2%)		868,858
Total net assets (100.0%)		$390,477,986

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2019, securities with an aggregate market value of $2,750,727 have been pledged to cover margin requirements for the following open futures contracts:

Description	Expiration Date	Number of Contracts	Position Type	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)(a)
S&P Mid 500® E-Mini Index Future	March 2020	337	Long	$53,008,695	$54,444,035	$1,435,340

(c)  At December 31, 2019 the cost of investments for federal income tax purposes was $333,240,382. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$57,804,086
Gross unrealized depreciation	—
Net unrealized appreciation	$57,804,086

Put Options Purchased:

The Fund had the following put options purchased open at December 31, 2019:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value(a)
S&P 500 Index	$3,095	January 2020	61	$6,100	$121,085
S&P 500 Index	3,085	January 2020	61	6,100	113,155
S&P 500 Index	3,105	January 2020	61	6,100	106,140
					$340,380

See accompanying notes to financial statements.

SFT Real Estate Securities Fund
Investments in Securities

December 31, 2019

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.9%)
Consumer Discretionary (1.2%)
Marriott International, Inc. – Class A	10,900	$1,650,587
Real Estate (97.7%)
Health Care REITs (10.3%)
Healthcare Trust of America, Inc. – Class A	52,700	1,595,756
Healthpeak Properties, Inc.	115,100	3,967,497
Omega Healthcare Investors, Inc.	50,100	2,121,735
Physicians Realty Trust	65,900	1,248,146
Ventas, Inc.	22,796	1,316,241
Welltower, Inc.	44,000	3,598,320
		13,847,695
Hotels & Resort REITs (4.7%)
Host Hotels & Resorts, Inc.	203,546	3,775,778
Park Hotels & Resorts, Inc.	88,100	2,279,147
Pebblebrook Hotel Trust	10,700	286,867
		6,341,792
Industrial REITs (11.6%)
Duke Realty Corp.	148,100	5,134,627
First Industrial Realty Trust, Inc.	47,500	1,971,725
ProLogis, Inc.	94,681	8,439,864
		15,546,216
Office REITs (13.2%)
Alexandria Real Estate Equities, Inc.	39,422	6,369,807
Boston Properties, Inc.	21,683	2,989,218
Cousins Properties, Inc.	70,350	2,898,420
Douglas Emmett, Inc.	60,300	2,647,170
Kilroy Realty Corp.	29,636	2,486,461
Vornado Realty Trust	4,100	272,650
		17,663,726
Residential REITs (21.9%)
American Homes 4 Rent – Class A	139,800	3,664,158
Apartment Investment & Management Co. – Class A	32,300	1,668,295
AvalonBay Communities, Inc.	21,926	4,597,882
Camden Property Trust	24,600	2,610,060
Equity Lifestyle Properties, Inc.	9,400	661,666
Equity Residential	27,700	2,241,484
Essex Property Trust, Inc.	8,716	2,622,296
Invitation Homes, Inc.	167,000	5,004,990
Sun Communities, Inc.	24,600	3,692,460
UDR, Inc.	56,900	2,657,230
		29,420,521
	Shares	Value(a)
Retail REITs (9.1%)
Agree Realty Corp.	22,400	$1,571,808
Brixmor Property Group, Inc.	21,400	462,454
Realty Income Corp.	10,200	751,026
Regency Centers Corp.	15,214	959,851
Simon Property Group, Inc.	27,079	4,033,688
Spirit Realty Capital, Inc.	35,900	1,765,562
The Macerich Co.	44,700	1,203,324
Weingarten Realty Investors	48,400	1,512,016
		12,259,729
Specialized REITs (26.9%)
Crown Castle International Corp.	14,900	2,118,035
CubeSmart	30,400	956,992
Digital Realty Trust, Inc.	42,900	5,136,846
EPR Properties	18,200	1,285,648
Equinix, Inc.	13,034	7,607,946
Extra Space Storage, Inc.	18,900	1,996,218
Four Corners Property Trust, Inc.	48,900	1,378,491
Gaming and Leisure Properties, Inc.	31,300	1,347,465
Public Storage	12,100	2,576,816
QTS Realty Trust, Inc. – Class A	49,300	2,675,511
STORE Capital Corp.	53,900	2,007,236
VEREIT, Inc.	271,800	2,511,432
VICI Properties, Inc.	174,500	4,458,475
		36,057,111
Total common stocks (cost: $117,007,115)		132,787,377
Short-Term Securities (0.8%)
Investment Companies (0.8%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.530%	1,013,055	1,013,055
Total short-term securities (cost: $1,013,055)		1,013,055
Total investments in securities (cost: $118,020,170) (b)		133,800,432
Cash and other assets in excess of liabilities (0.3%)		407,629
Total net assets (100.0%)		$134,208,061

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  At December 31, 2019 the cost of investments for federal income tax purposes was $118,553,158. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$17,371,160
Gross unrealized depreciation	(2,123,886)
Net unrealized appreciation	$15,247,274

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities

December 31, 2019

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.0%)
Communication Services (0.0%)
Diversified Telecommunication Services (0.0%)
AT&T, Inc.	326	$12,740
Consumer Discretionary (4.0%)
Hotels, Restaurants & Leisure (1.3%)
Las Vegas Sands Corp.	10,498	724,782
Royal Caribbean Cruises, Ltd. (b)	9,718	1,297,450
Wynn Resorts, Ltd.	4,500	624,915
		2,647,147
Media (1.4%)
The Walt Disney Co.	19,868	2,873,509
Multiline Retail (1.2%)
Dollar Tree, Inc. (c)	25,700	2,417,085
Specialty Retail (0.0%)
Ross Stores, Inc.	150	17,463
Textiles, Apparel & Luxury Goods (0.1%)
VF Corp.	1,600	159,456
Consumer Staples (2.6%)
Food Products (2.6%)
Conagra Brands, Inc.	15,580	533,459
Tyson Foods, Inc. – Class A	51,761	4,712,322
		5,245,781
Energy (6.8%)
Energy Equipment & Services (1.4%)
Halliburton Co.	51,100	1,250,417
Schlumberger, Ltd. (b)	39,899	1,603,940
		2,854,357
Oil, Gas & Consumable Fuels (5.4%)
BP PLC ADR (b)	14,028	529,417
ConocoPhillips	18,913	1,229,912
Continental Resources, Inc.	9,319	319,642
Devon Energy Corp.	19,223	499,221
EOG Resources, Inc.	30,489	2,553,759
Marathon Petroleum Corp.	8,100	488,025
Noble Energy, Inc.	20,929	519,876
Occidental Petroleum Corp.	34,903	1,438,353
Pioneer Natural Resources Co.	5,700	862,809
TC Energy Corp. (b)	44,395	2,366,697
TOTAL SA ADR (b)	904	49,991
		10,857,702
Financial (22.3%)
Capital Markets (4.0%)
CME Group, Inc.	616	123,643
Intercontinental Exchange, Inc.	9,158	847,573
Morgan Stanley	83,700	4,278,744
State Street Corp.	16,300	1,289,330
The Charles Schwab Corp.	32,130	1,528,103
		8,067,393
	Shares	Value(a)
Commercial Banks (8.0%)
Citigroup, Inc.	13,819	$1,104,000
Fifth Third Bancorp	41,709	1,282,135
JPMorgan Chase & Co.	64,912	9,048,733
Wells Fargo & Co.	87,664	4,716,323
		16,151,191
Consumer Finance (1.4%)
Ally Financial, Inc.	16,000	488,960
American Express Co.	10,391	1,293,575
Capital One Financial Corp.	10,092	1,038,568
		2,821,103
Diversified Financial Services (1.1%)
AXA Equitable Holdings, Inc.	83,499	2,069,105
Insurance (7.8%)
American International Group, Inc.	141,163	7,245,897
Chubb, Ltd. (b)	22,715	3,535,817
Marsh & McLennan Cos., Inc.	17,541	1,954,243
MetLife, Inc.	17,700	902,169
Willis Towers Watson PLC (b)	10,408	2,101,791
		15,739,917
Health Care (14.0%)
Biotechnology (2.0%)
AbbVie, Inc.	35,073	3,105,363
Biogen, Inc. (c)	3,200	949,536
		4,054,899
Health Care Equipment & Supplies (7.2%)
Becton Dickinson and Co.	5,166	1,404,997
Boston Scientific Corp. (c)	42,023	1,900,280
Danaher Corp.	43,959	6,746,828
Envista Holdings Corp. (b) (c)	23,505	696,681
Medtronic PLC (b)	16,828	1,909,137
Stryker Corp.	3,713	779,507
Zimmer Biomet Holdings, Inc.	6,518	975,614
		14,413,044
Health Care Providers & Services (1.1%)
Anthem, Inc.	4,083	1,233,189
UnitedHealth Group, Inc.	3,031	891,053
		2,124,242
Life Sciences Tools & Services (1.9%)
Thermo Fisher Scientific, Inc.	12,070	3,921,181
Pharmaceuticals (1.8%)
Elanco Animal Health, Inc. (c)	27,417	807,431
Johnson & Johnson	3,903	569,331
Merck & Co., Inc.	12,230	1,112,318
Pfizer, Inc.	27,100	1,061,778
		3,550,858

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Industrials (10.1%)
Aerospace & Defense (0.3%)
The Boeing Co.	2,150	$700,384
Air Freight & Logistics (1.0%)
United Parcel Service, Inc. – Class B	16,958	1,985,103
Construction & Engineering (0.6%)
Jacobs Engineering Group, Inc.	13,897	1,248,368
Industrial Conglomerates (4.5%)
3M Co.	2,300	405,766
General Electric Co.	612,381	6,834,172
Honeywell International, Inc.	2,874	508,698
Roper Technologies, Inc.	3,502	1,240,513
		8,989,149
Machinery (2.0%)
Caterpillar, Inc.	8,049	1,188,676
Cummins, Inc.	2,300	411,608
Deere & Co.	11,400	1,975,164
Dover Corp.	2,700	311,202
Stanley Black & Decker, Inc.	1,200	198,888
		4,085,538
Professional Services (0.6%)
United Rentals, Inc. (c)	6,900	1,150,713
Road & Rail (1.1%)
Norfolk Southern Corp.	4,599	892,804
Union Pacific Corp.	6,900	1,247,451
		2,140,255
Information Technology (17.7%)
Communications Equipment (1.2%)
Cisco Systems, Inc.	6,400	306,944
Motorola Solutions, Inc.	13,243	2,133,977
		2,440,921
Electronic Equipment, Instruments & Components (1.1%)
Keysight Technologies, Inc. (c)	19,863	2,038,540
TE Connectivity, Ltd. (b)	1,596	152,960
		2,191,500
Interactive Media & Services (0.7%)
Alphabet, Inc. – Class C (c)	1,038	1,387,827
IT Services (0.1%)
Fidelity National Information Services, Inc.	2,087	290,281
Semiconductors & Semiconductor Equipment (9.7%)
Applied Materials, Inc.	45,700	2,789,528
ASML Holding NV (b)	1,603	474,392
Broadcom, Inc.	9,970	3,150,719
Micron Technology, Inc. (c)	38,639	2,078,005
NVIDIA Corp.	400	94,120
NXP Semiconductors NV (b)	30,029	3,821,491
QUALCOMM, Inc.	45,949	4,054,080
Skyworks Solutions, Inc.	3,500	423,080
Texas Instruments, Inc.	13,612	1,746,284
Xilinx, Inc.	8,300	811,491
		19,443,190
	Shares	Value(a)
Software (4.9%)
Microsoft Corp.	49,874	$7,865,130
Synopsys, Inc. (c)	8,541	1,188,907
VMware, Inc. – Class A (c)	5,600	850,024
		9,904,061
Materials (6.4%)
Chemicals (4.0%)
Air Products & Chemicals, Inc.	100	23,499
CF Industries Holdings, Inc.	32,546	1,553,746
Eastman Chemical Co.	8,460	670,540
Linde PLC (b)	20,100	4,279,290
PPG Industries, Inc.	11,300	1,508,437
		8,035,512
Containers & Packaging (1.4%)
International Paper Co.	13,377	616,011
Packaging Corp. of America	20,410	2,285,716
		2,901,727
Metals & Mining (1.0%)
Freeport-McMoRan, Inc.	146,861	1,926,816
Real Estate (2.2%)
Industrial REITs (2.2%)
ProLogis, Inc.	49,337	4,397,900
Utilities (11.9%)
Electric Utilities (8.8%)
American Electric Power Co., Inc.	7,776	734,910
Edison International	54,699	4,124,851
Entergy Corp.	23,016	2,757,317
NextEra Energy, Inc.	31,212	7,558,298
The Southern Co.	39,500	2,516,150
		17,691,526
Multi-Utilities (3.1%)
Ameren Corp.	2,473	189,926
CenterPoint Energy, Inc.	40,800	1,112,616
NiSource, Inc.	23,078	642,492
Sempra Energy	28,871	4,373,379
		6,318,413
Total common stocks (cost: $174,405,686)		197,227,357
Preferred Stocks (1.5%)
Health Care (0.2%)
Becton Dickinson and Co. Series A, 6.125%	7,299	477,793
Industrials (0.2%)
Fortive Corp. Series A, 5.000%	316	307,392
Information Technology (0.3%)
Broadcom, Inc. Series A, 8.000%	466	548,934
Utilities (0.8%)
Sempra Energy Series A, 6.000%	4,348	521,847

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Sempra Energy Series B, 6.750%	2,130	$253,619
The Southern Co. Series 2019, 6.750%	16,130	869,407
		1,644,873
Total Preferred Stocks (cost: $2,610,132)		2,978,992
Short-Term Securities (0.5%)
Investment Companies (0.5%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.530%	516,047	516,047
T. Rowe Price Reserve Investment Fund, current rate 1.600%	464,225	464,225
Total short-term securities (cost: $980,272)		980,272
Total investments in securities (cost: $177,996,090) (d)		201,186,621
Liabilities in excess of cash and other assets (0.0%)		(8,873)
Total net assets (100.0%)		$201,177,748

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 11.3% of net assets in foreign securities at December 31, 2019.

(c)  Non-income producing security.

(d)  At December 31, 2019 the cost of investments for federal income tax purposes was $179,884,141. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$22,034,744
Gross unrealized depreciation	(732,264)
Net unrealized appreciation	$21,302,480

See accompanying notes to financial statements.

SFT Wellington Core Equity Fund
Investments in Securities

December 31, 2019

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.6%)
Communication Services (1.7%)
Diversified Telecommunication Services (1.7%)
Verizon Communications, Inc.	35,023	$2,150,412
Consumer Discretionary (10.9%)
Hotels & Resort REITs (1.2%)
Hilton Worldwide Holdings, Inc.	13,619	1,510,483
Hotels, Restaurants & Leisure (1.7%)
McDonald's Corp.	10,637	2,101,978
Internet & Catalog Retail (1.3%)
Amazon.com, Inc. (b)	850	1,570,664
Media (1.7%)
The Walt Disney Co.	14,790	2,139,078
Specialty Retail (1.2%)
The TJX Cos., Inc.	25,572	1,561,426
Textiles, Apparel & Luxury Goods (3.8%)
NIKE, Inc. – Class B	17,176	1,740,101
PVH Corp.	13,522	1,421,838
VF Corp.	15,268	1,521,609
		4,683,548
Consumer Staples (10.4%)
Beverages (2.1%)
Constellation Brands, Inc. – Class A	7,471	1,417,623
Monster Beverage Corp. (b)	19,353	1,229,883
		2,647,506
Food & Staples Retailing (3.0%)
Costco Wholesale Corp.	5,589	1,642,719
Walmart, Inc.	18,004	2,139,595
		3,782,314
Food Products (1.4%)
Kellogg Co.	24,912	1,722,914
Household Products (3.9%)
Colgate-Palmolive Co.	26,184	1,802,507
The Procter & Gamble Co.	24,415	3,049,433
		4,851,940
Energy (1.5%)
Oil, Gas & Consumable Fuels (1.5%)
Continental Resources, Inc.	19,700	675,710
EOG Resources, Inc.	14,886	1,246,851
		1,922,561
Financial (13.7%)
Commercial Banks (8.1%)
Bank of America Corp.	93,721	3,300,854
Fifth Third Bancorp	35,078	1,078,298
JPMorgan Chase & Co.	25,500	3,554,700
	Shares	Value(a)
The PNC Financial Services Group, Inc.	13,846	$2,210,237
		10,144,089
Consumer Finance (2.2%)
American Express Co.	10,718	1,334,284
Capital One Financial Corp.	13,918	1,432,301
		2,766,585
Insurance (3.4%)
Athene Holding, Ltd. – Class A (b) (c)	16,743	787,423
Chubb, Ltd. (c)	12,986	2,021,401
The Allstate Corp.	12,671	1,424,854
		4,233,678
Health Care (17.7%)
Health Care Equipment & Supplies (7.6%)
Abbott Laboratories	19,050	1,654,683
Baxter International, Inc.	24,018	2,008,385
Becton Dickinson and Co.	3,778	1,027,503
Danaher Corp.	8,461	1,298,594
Hologic, Inc. (b)	25,552	1,334,070
Medtronic PLC (c)	18,933	2,147,949
		9,471,184
Health Care Providers & Services (4.3%)
Anthem, Inc.	5,633	1,701,335
Laboratory Corp. of America Holdings (b)	7,947	1,344,394
UnitedHealth Group, Inc.	7,951	2,337,435
		5,383,164
Life Sciences Tools & Services (1.6%)
Thermo Fisher Scientific, Inc.	5,976	1,941,423
Pharmaceuticals (4.2%)
Allergan PLC (c)	6,302	1,204,753
Eli Lilly & Co.	16,191	2,127,983
Merck & Co., Inc.	21,304	1,937,599
		5,270,335
Industrials (10.4%)
Aerospace & Defense (1.5%)
Raytheon Co.	8,758	1,924,483
Building Products (1.3%)
Fortune Brands Home & Security, Inc.	25,382	1,658,460
Commercial Services & Supplies (1.1%)
Republic Services, Inc.	15,489	1,388,279
Electrical Equipment (1.2%)
AMETEK, Inc.	14,908	1,486,924
Machinery (2.2%)
Illinois Tool Works, Inc.	9,182	1,649,363
Snap-On, Inc.	6,252	1,059,089
		2,708,452

See accompanying notes to financial statements.

SFT Wellington Core Equity Fund
Investments in Securities – continued

	Shares	Value(a)
Professional Services (1.6%)
Equifax, Inc.	6,660	$933,199
IHS Markit, Ltd. (b) (c)	14,702	1,107,796
		2,040,995
Road & Rail (1.5%)
Norfolk Southern Corp.	6,560	1,273,493
Uber Technologies, Inc. (b)	18,559	551,944
		1,825,437
Information Technology (24.4%)
Communications Equipment (1.4%)
Motorola Solutions, Inc.	10,534	1,697,449
Computers & Peripherals (3.6%)
Apple, Inc.	15,461	4,540,123
Electronic Equipment, Instruments & Components (1.1%)
CDW Corp.	9,388	1,340,982
Interactive Media & Services (4.5%)
Alphabet, Inc. – Class A (b)	2,476	3,316,330
Facebook, Inc. – Class A (b)	6,158	1,263,929
GoDaddy, Inc. – Class A (b)	15,675	1,064,646
		5,644,905
IT Services (4.9%)
Global Payments, Inc.	9,279	1,693,974
Leidos Holdings, Inc.	19,136	1,873,223
Mastercard, Inc. – Class A	8,367	2,498,303
		6,065,500
Semiconductors & Semiconductor Equipment (3.2%)
Micron Technology, Inc. (b)	19,143	1,029,511
ON Semiconductor Corp. (b)	32,661	796,275
QUALCOMM, Inc.	8,554	754,719
Teradyne, Inc.	20,950	1,428,580
		4,009,085
Software (5.7%)
Microsoft Corp.	25,777	4,065,033
Salesforce.com, Inc. (b)	8,725	1,419,034
SS&C Technologies Holdings, Inc.	16,227	996,338
Workday, Inc. – Class A (b)	3,763	618,825
		7,099,230
Materials (1.9%)
Chemicals (1.9%)
Ecolab, Inc.	5,620	1,084,604
PPG Industries, Inc.	9,630	1,285,508
		2,370,112
Real Estate (2.4%)
Office REITs (1.2%)
Boston Properties, Inc.	10,665	1,470,277
Specialized REITs (1.2%)
American Tower Corp.	6,541	1,503,253
	Shares	Value(a)
Utilities (4.6%)
Electric Utilities (4.6%)
American Electric Power Co., Inc.	21,945	$2,074,022
NextEra Energy, Inc.	9,750	2,361,060
Pinnacle West Capital Corp.	14,564	1,309,740
		5,744,822
Total common stocks (cost: $92,839,747)		124,374,050
Short-Term Securities (0.4%)
Investment Companies (0.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 1.530%	561,232	561,232
Total short-term securities (cost: $561,232)		561,232
Total investments in securities (cost: $93,400,979) (d)		124,935,282
Liabilities in excess of cash and other assets (0.0%)		(54,010)
Total net assets (100.0%)		$124,881,272

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 5.8% of net assets in foreign securities at December 31, 2019.

(d)  At December 31, 2019 the cost of investments for federal income tax purposes was $93,441,376. The aggregate unrealized appreciation and depreciation of investments based on this cost were:

Gross unrealized appreciation	$32,527,371
Gross unrealized depreciation	(1,033,465)
Net unrealized appreciation	$31,493,906

See accompanying notes to financial statements.

Securian Funds Trust

Statements of Assets and Liabilities

December 31, 2019

	SFT Core Bond Fund	SFT Dynamic Managed Volatility Fund		SFT Government Money Market Fund		SFT Index 400 Mid-Cap Fund	SFT Index 500 Fund	SFT International Bond Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers	$494,191,662		$381,487,954		$189,162,707	$197,903,364	$914,172,157	$97,845,815
Affiliated issuers (note 8)	–		189,313,819		–	–	–	–
Cash on demand deposit	120		–		–	504,366	–	–
Due from broker[1]	–		5,000,000		–	153,410	300,815	3,217,351
Foreign currency on deposit[2]	–		–		–	–	–	343,363
Receivable:
Fund shares sold	2,413		66,591		–	1,840	7,442	50
Investment securities sold (including paydowns)	16,635		–		–	–	–	–
Dividends and accrued interest	2,831,656		1,810,000		51,294	222,574	929,150	1,040,386
Refundable foreign income taxes withheld	–		–		–	–	–	52,691
Adviser (note 4)	–		21,882		–	–	–	–
Variation margin on swap contracts	–		–		–	–	–	112,844
Variation margin on futures contracts	729		578,193		–	9,690	36,575	–
Unrealized appreciation on forward foreign currency contracts	–		–		–	–	–	967,507
Prepaid expenses	17,644		7,744		9,205	12,312	27,130	10,066
Total assets	497,060,859		578,286,183		189,223,206	198,807,556	915,473,269	103,590,073
Liabilities
Due to custodian	–		–		–	–	300,815	–
Payable:
Fund shares repurchased	314,417		–		709,192	109,876	384,033	42,595
Investment securities purchased	–		–		–	358,270	–	–
Investment securities purchased on a when-issued or forward – commitment basis (note 2)	8,457,725		–		–	–	–	–
Adviser	283,474		396,754		99,140	71,010	265,943	91,684
Variation margin on futures contracts	–		–		–	–	–	–
Accrued expenses	127,546		84,705		63,928	72,523	118,692	193,666
Unrealized depreciation on forward foreign currency contracts	–		–		–	–	–	2,846,999
Total liabilities	9,183,162		481,459		872,260	611,679	1,069,483	3,174,944
Net assets applicable to outstanding capital stock	$487,877,697		$577,804,724		$188,350,946	$198,195,877	$914,403,786	$100,415,129
Net Assets Consist of:
Paid in capital**	$394,295,762		$422,156,370		$188,348,880	$(12,187,460)	$(3,389,294)	$103,611,397
Total distributable earnings	93,581,935		155,648,354		2,066	210,383,337	917,793,080	(3,196,268)
Net assets	$487,877,697		$577,804,724		$188,350,946	$198,195,877	$914,403,786	$100,415,129
Net assets by class:
Class 1	$5,060,380	$	N/A	$	N/A	$12,088,473	$224,410,060	$1,395,680
Class 2	482,817,317		577,804,724		188,350,946	186,107,404	689,993,726	99,019,449
Net asset value per share of outstanding capital stock by class:
Class 1	2.571		N/A		N/A	5.527	13.309	2.620
Class 2	2.501		16.892		1.000	5.377	12.949	2.549
* Identified cost:
Unaffiliated issuers	$480,535,644		$362,445,852		$189,162,707	$147,124,069	$341,106,443	$103,754,534
Affiliated issuers	–		107,000,000		–	–	–	–
** Shares outstanding by class:
Class 1	1,968,425		N/A		N/A	2,187,273	16,861,672	532,676
Class 2	193,035,278		34,205,082		188,350,946	34,610,288	53,285,285	38,843,944
[1] Collateral for the initial margin on open swaps and foreign currency contracts	$–		$–		$–	$–	$–	$3,217,350
[2] Foreign currency on deposit (cost)	$–		$–		$–	$–	$–	$444,036

See accompanying notes to financial statements.

	SFT IvySM Growth Fund		SFT IvySM Small Cap Growth Fund		SFT Managed Volatility Equity Fund		SFT Real Estate Securities Fund	SFT T. Rowe Price Value Fund		SFT Wellington Core Equity Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers		$545,244,597		$176,849,726		$389,609,128	$133,800,432		$201,186,621	$124,935,282
Affiliated issuers (note 8)		–		–		–	–		–	–
Cash on demand deposit		–		–		–	–		–	–
Due from broker[1]		–		–		1,650,000	–		–	–
Foreign currency on deposit[2]		–		–		–	–		–	–
Receivable:
Fund shares sold		–		–		–	724		–	–
Investment securities sold (including paydowns)		–		305,673		–	–		1,304,711	–
Dividends and accrued interest		357,964		34,853		72,551	597,186		302,388	124,062
Refundable foreign income taxes withheld		–		–		–	–		4,236	–
Adviser (note 4)		–		–		18,954	–		–	–
Variation margin on swap contracts		–		–		–	–		–	–
Variation margin on futures contracts		–		–		129,745	–		–	–
Unrealized appreciation on forward foreign currency contracts		–		–		–	–		–	–
Prepaid expenses		18,904		11,899		15,175	10,527		11,947	10,161
Total assets		545,621,465		177,202,151		391,495,553	134,408,869		202,809,903	125,069,505
Liabilities
Due to custodian		–		–		–	–		–	–
Payable:
Fund shares repurchased		275,292		156,251		18,253	31,040		18,894	31,967
Investment securities purchased		–		102,661		683,356	–		1,371,515	–
Investment securities purchased on a when-issued or forward – commitment basis (note 2)		–		–		–	–		–	–
Adviser		425,810		171,526		269,103	112,826		162,318	100,879
Variation margin on futures contracts		–		–		–	–		–	–
Accrued expenses		77,669		50,537		46,855	56,942		79,428	55,387
Unrealized depreciation on forward foreign currency contracts		–		–		–	–		–	–
Total liabilities		778,771		480,975		1,017,567	200,808		1,632,155	188,233
Net assets applicable to outstanding capital stock		$544,842,694		$176,721,176		$390,477,986	$134,208,061		$201,177,748	$124,881,272
Net Assets Consist of:
Paid in capital**		$154,812,874		$68,076,069		$317,136,695	$18,656,454		$103,777,254	$48,468,461
Total distributable earnings		390,029,820		108,645,107		73,341,291	115,551,607		97,400,494	76,412,811
Net assets		$544,842,694		$176,721,176		$390,477,986	$134,208,061		$201,177,748	$124,881,272
Net assets by class:
Class 1	$	N/A	$	N/A	$	N/A	$5,858,425	$	N/A	$1,250,802
Class 2		544,842,694		176,721,176		390,477,986	128,349,636		201,177,748	123,630,470
Net asset value per share of outstanding capital stock by class:
Class 1		N/A		N/A		N/A	5.661		N/A	18.861
Class 2		21.848		18.772		13.527	5.508		15.818	18.596
* Identified cost:
Unaffiliated issuers		$376,267,921		$136,056,954		$331,807,025	$118,020,170		$177,996,090	$93,400,979
Affiliated issuers		–		–		–	–		–	–
** Shares outstanding by class:
Class 1		N/A		N/A		N/A	1,034,854		N/A	66,316
Class 2		24,937,896		9,413,973		28,865,973	23,304,176		12,718,068	6,648,220
[1] Collateral for the initial margin on open swaps and foreign currency contracts		$–		$–		$–	$–		$–	$–
[2] Foreign currency on deposit (cost)		$–		$–		$–	$–		$–	$–

Securian Funds Trust

Statements of Operations

Year ended December 31, 2019

	SFT Core Bond Fund	SFT Dynamic Managed Volatility Fund	SFT Government Money Market Fund	SFT Index 400 Mid-Cap Fund	SFT Index 500 Fund	SFT International Bond Fund
Income:
Interest[1]	$16,423,358	$6,869,967	$1,580,866	$–	$29	$5,795,098
Dividends[1]	515,875	2,990,227	366,121	3,359,744	17,935,163	75,189
Foreign tax withholding	–	–	–	(3,745)	(2)	(186,302)
Total investment income	16,939,233	9,860,194	1,946,987	3,355,999	17,935,190	5,683,985
Expenses (note 4):
Investment advisory fee	1,877,359	2,886,762	283,946	309,054	1,335,749	623,751
Rule 12b-1 fees	1,162,596	1,244,852	236,621	490,135	1,735,074	256,589
Audit and accounting services	261,219	200,723	139,126	139,827	239,924	152,289
Administrative services fee	65,306	41,557	53,445	31,565	31,565	82,241
Legal fees	15,514	22,000	22,499	22,499	36,701	30,912
Custodian fees	21,742	15,130	9,910	17,434	20,565	106,239
Printing and shareholder reports	11,286	10,834	10,834	10,834	10,834	10,834
Trustee's fees	20,400	20,400	20,400	20,400	20,400	20,400
S&P Licensing fee	–	–	–	22,499	60,499	–
Insurance	9,074	9,074	9,074	9,074	9,074	9,074
Other	16,594	13,019	5,414	10,946	29,882	17,773
Total expenses before fees waived	3,461,090	4,464,351	791,269	1,084,267	3,530,267	1,310,102
Less fees waived (note 4)	–	(471,221)	(128,729)	–	–	–
Total expenses net of fees waived	3,461,090	3,993,130	662,540	1,084,267	3,530,267	1,310,102
Net investment income	13,478,143	5,867,064	1,284,447	2,271,732	14,404,923	4,373,883
Realized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	6,925,663	7,658,454	–	18,410,002	88,073,868	(247,293)
Written options contracts	–	(433,395)	–	–	–	–
Swap contracts	–	–	–	–	–	(1,056,250)
Foreign forward currency contracts	–	–	–	–	–	4,095,973
Foreign currency transactions	–	–	–	–	–	(57,164)
Net increase from litigation payments	–	–	–	974	1,919	–
Futures contracts	2,563,258	8,087,862	–	1,333,848	2,210,006	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers, net of foreign capital gains tax[2]	17,475,870	20,740,413	–	22,695,878	127,788,548	(849,221)
Affiliated issuers (note 8)	–	45,016,748	–	–	–	–
Written options contracts	–	–	–	–	–	–
Swap contracts	–	–	–	–	–	(1,809,465)
Translation of assets and liabilities in foreign currency	–	–	–	–	–	(113,668)
Foreign forward currency contracts	–	–	–	–	–	(2,584,109)
Futures contracts	(1,257,646)	4,866,991	–	707,757	772,601	–
Net gains (losses) on investments	25,707,145	85,937,073	–	43,148,459	218,846,942	(2,621,197)
Net increase (decrease) in net assets resulting from operations	$39,185,288	$91,804,137	$1,284,447	$45,420,191	$233,251,865	$1,752,686
[1] All income is from unaffiliated issuers.
[2] Change in unrealized appreciation or depreciation on deferred foreign capital gains tax	$–	$–	$–	$–	$–	$(35,442)

See accompanying notes to financial statements.

	SFT IvySM Growth Fund	SFT IvySM Small Cap Growth Fund	SFT Managed Volatility Equity Fund	SFT Real Estate Securities Fund	SFT T. Rowe Price Value Fund	SFT Wellington Core Equity Fund
Income:
Interest[1]	$34,894	$21,923	$77,795	$–	$14,105	$226
Dividends[1]	4,882,503	746,926	10,234,985	3,606,144	4,692,145	1,853,597
Foreign tax withholding	(16,592)	–	–	–	(89,735)	(11,540)
Total investment income	4,900,805	768,849	10,312,780	3,606,144	4,616,515	1,842,283
Expenses (note 4):
Investment advisory fee	3,454,241	1,576,265	2,012,490	927,691	1,323,655	758,020
Rule 12b-1 fees	1,292,239	463,607	867,149	318,537	493,901	289,003
Audit and accounting services	172,925	114,324	119,325	127,924	115,726	122,325
Administrative services fee	31,565	31,565	31,590	31,565	31,569	31,565
Legal fees	20,588	22,499	22,499	22,499	22,499	22,499
Custodian fees	13,294	16,861	14,650	12,494	51,874	19,695
Printing and shareholder reports	10,834	10,834	10,834	10,834	10,834	10,834
Trustee's fees	20,400	20,400	20,400	20,400	20,400	20,400
S&P Licensing fee	–	–	–	–	–	–
Insurance	9,074	9,074	9,074	9,074	9,074	9,074
Other	18,113	8,915	14,214	7,312	9,714	6,915
Total expenses before fees waived	5,043,273	2,274,344	3,122,225	1,488,330	2,089,246	1,290,330
Less fees waived (note 4)	–	–	(344,250)	–	–	–
Total expenses net of fees waived	5,043,273	2,274,344	2,777,975	1,488,330	2,089,246	1,290,330
Net investment income	(142,468)	(1,505,495)	7,534,805	2,117,814	2,527,269	551,953
Realized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	72,857,334	11,870,330	2,104,388	8,412,649	10,492,723	5,172,577
Written options contracts	–	–	(960,520)	–	–	–
Swap contracts	–	–	–	–	–	–
Foreign forward currency contracts	–	–	–	–	–	–
Foreign currency transactions	–	–	–	–	1,216	–
Net increase from litigation payments	–	–	–	53,973	–	39,933
Futures contracts	–	–	(6,524,124)	–	–	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers, net of foreign capital gains tax[2]	84,915,152	26,987,819	46,473,275	17,952,628	31,861,438	27,656,503
Affiliated issuers (note 8)	–	–	–	–	–	–
Written options contracts	–	–	(179,854)	–	–	–
Swap contracts	–	–	–	–	–	–
Translation of assets and liabilities in foreign currency	–	–	–	–	263	–
Foreign forward currency contracts	–	–	–	–	–	–
Futures contracts	–	–	4,140,160	–	–	–
Net gains (losses) on investments	157,772,486	38,858,149	45,053,325	26,419,250	42,355,640	32,869,013
Net increase (decrease) in net assets resulting from operations	$157,630,018	$37,352,654	$52,588,130	$28,537,064	$44,882,909	$33,420,966
[1] All income is from unaffiliated issuers.
[2] Change in unrealized appreciation or depreciation on deferred foreign capital gains tax	$–	$–	$–	$–	$–	$–

Securian Funds Trust

Statements of Changes in Net Assets

Year ended December 31, 2019 and year ended December 31, 2018

	SFT Core Bond Fund		SFT Dynamic Managed Volatility Fund		SFT Government Money Market Fund
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$13,478,143	$11,530,612	$5,867,064	$4,485,521	$1,284,447	$815,669
Net realized gains (losses) on investments	9,488,921	(3,445,722)	15,312,921	(133,181)	–	–
Net change in unrealized appreciation or depreciation of investments	16,218,224	(10,556,842)	70,624,152	(17,196,291)	–	–
Net increase (decrease) in net assets resulting from operations	39,185,288	(2,471,952)	91,804,137	(12,843,951)	1,284,447	815,669
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–	(1,284,447)	(815,669)
Decrease in net assets from distributions	–	–	–	–	(1,284,447)	(815,669)
Capital stock transactions:
Proceeds from shares issued in Reorganization[1]
Class 1	–	269,847	–	–	–	–
Class 2	–	79,462,708	–	–	–	–
Proceeds from sales
Class 1	1,334,322	1,033,774	–	–	–	–
Class 2	49,742,319	8,005,851	79,500,104	61,641,256	139,146,640	37,762,506
Value of distributions reinvested
Class 2	–	–	–	–	1,284,447	815,669
Payments for redemption of shares
Class 1	(270,848)	(264,722)	–	–	–	–
Class 2	(39,982,740)	(33,471,533)	(8,732,213)	(6,688,542)	(24,840,919)	(32,797,715)
Increase (decrease) in net assets from capital stock transactions	10,823,053	55,035,925	70,767,891	54,952,714	115,590,168	5,780,460
Total increase (decrease) in net assets	50,008,341	52,563,973	162,572,028	42,108,763	115,590,168	5,780,460
Net assets at beginning of period	437,869,356	385,305,383	415,232,696	373,123,933	72,760,778	66,980,318
Net assets at end of period	$487,877,697	$437,869,356	$577,804,724	$415,232,696	$188,350,946	$72,760,778
Capital share transactions:
Shares issued in Reorganization[1]
Class 1	–	115,977	–	–	–	–
Class 2	–	35,007,094	–	–	–	–
Proceeds from sales
Class 1	530,425	442,411	–	–	–	–
Class 2	20,409,568	3,502,008	5,065,468	4,247,252	139,146,640	37,762,506
Issued on reinvestment of distributions
Class 2	–	–	–	–	1,284,447	815,669
Payments for redemption of shares
Class 1	(107,768)	(113,578)	–	–	–	–
Class 2	(16,439,579)	(14,672,988)	(555,947)	(461,589)	(24,840,919)	(32,797,715)
Net change from capital transactions	4,392,646	24,280,924	4,509,521	3,785,663	115,590,168	5,780,460

1  Refer to Note 1 – Fund Reorganization for further details.

See accompanying notes to financial statements.

	SFT Index 400 Mid-Cap Fund		SFT Index 500 Fund
	2019	2018	2019	2018
Operations:
Net investment income	$2,271,732	$2,310,284	$14,404,923	$13,657,721
Net realized gains (losses) on investments	19,744,824	17,168,239	90,285,793	38,068,046
Net change in unrealized appreciation or depreciation of investments	23,403,635	(44,040,702)	128,561,149	(89,848,044)
Net increase (decrease) in net assets resulting from operations	45,420,191	(24,562,179)	233,251,865	(38,122,277)
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–
Decrease in net assets from distributions	–	–	–	–
Capital stock transactions:
Proceeds from shares issued in Reorganization[1]
Class 1	–	–	–	–
Class 2	–	–	–	–
Proceeds from sales
Class 1	2,617,325	3,278,231	8,781,974	5,933,442
Class 2	5,969,796	3,481,381	21,035,749	14,922,154
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(344,997)	(925,372)	(576,895)	(1,574,676)
Class 2	(45,831,458)	(17,620,533)	(142,875,851)	(62,308,389)
Increase (decrease) in net assets from capital stock transactions	(37,589,334)	(11,786,293)	(113,635,023)	(43,027,469)
Total increase (decrease) in net assets	7,830,857	(36,348,472)	119,616,842	(81,149,746)
Net assets at beginning of period	190,365,020	226,713,492	794,786,944	875,936,690
Net assets at end of period	$198,195,877	$190,365,020	$914,403,786	$794,786,944
Capital share transactions:
Shares issued in Reorganization[1]
Class 1	–	–	–	–
Class 2	–	–	–	–
Proceeds from sales
Class 1	510,620	643,248	734,837	541,176
Class 2	1,219,957	727,052	1,806,569	1,375,241
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(67,702)	(186,078)	(49,423)	(138,791)
Class 2	(9,253,499)	(3,556,684)	(12,265,757)	(5,780,461)
Net change from capital transactions	(7,590,624)	(2,372,462)	(9,773,774)	(4,002,835)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2019 and year ended December 31, 2018

	SFT International Bond Fund		SFT IvySM Growth Fund		SFT IvySM Small Cap Growth Fund
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$4,373,883	$3,555,562	$(142,468)	$227,511	$(1,505,495)	$(1,142,302)
Net realized gains (losses) on investments	2,735,266	786,293	72,857,334	80,503,806	11,870,330	26,702,135
Net change in unrealized appreciation or depreciation of investments	(5,356,463)	(2,954,774)	84,915,152	(65,040,936)	26,987,819	(30,792,811)
Net increase (decrease) in net assets resulting from operations	1,752,686	1,387,081	157,630,018	15,690,381	37,352,654	(5,232,978)
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–	–	–
Decrease in net assets from distributions	–	–	–	–	–	–
Capital stock transactions:
Proceeds from shares issued in Reorganization[1]
Class 1	–	–	–	–	–	–
Class 2	–	–	–	–	–	–
Proceeds from sales
Class 1	293,301	186,296	–	–	–	–
Class 2	3,454,630	5,663,781	802,099	3,443,363	5,859,469	4,211,659
Value of distributions reinvested
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	(158,050)	(100,702)	–	–	–	–
Class 2	(9,594,759)	(10,472,063)	(67,472,882)	(69,687,546)	(29,858,350)	(19,844,142)
Increase (decrease) in net assets from capital stock transactions	(6,004,878)	(4,722,688)	(66,670,783)	(66,244,183)	(23,998,881)	(15,632,483)
Total increase (decrease) in net assets	(4,252,192)	(3,335,607)	90,959,235	(50,553,802)	13,353,773	(20,865,461)
Net assets at beginning of period	104,667,321	108,002,928	453,883,459	504,437,261	163,367,403	184,232,864
Net assets at end of period	$100,415,129	$104,667,321	$544,842,694	$453,883,459	$176,721,176	$163,367,403
Capital share transactions:
Shares issued in Reorganization[1]
Class 1	–	–	–	–	–	–
Class 2	–	–	–	–	–	–
Proceeds from sales
Class 1	111,392	73,361	–	–	–	–
Class 2	1,348,942	2,315,453	41,386	202,617	332,095	240,939
Issued on reinvestment of distributions
Class 2	–	–	–	–	–	–
Payments for redemption of shares
Class 1	(60,030)	(39,634)	–	–	–	–
Class 2	(3,760,062)	(4,203,051)	(3,458,081)	(4,056,700)	(1,679,618)	(1,138,320)
Net change from capital transactions	(2,359,758)	(1,853,871)	(3,416,695)	(3,854,083)	(1,347,523)	(897,381)

1  Refer to Note 1 – Fund Reorganization for further details.

See accompanying notes to financial statements.

	SFT Managed Volatility Equity Fund		SFT Real Estate Securities Fund
	2019	2018	2019	2018
Operations:
Net investment income	$7,534,805	$5,228,033	$2,117,814	$2,092,427
Net realized gains (losses) on investments	(5,380,256)	(2,040,715)	8,466,622	775,002
Net change in unrealized appreciation or depreciation of investments	50,433,581	(18,432,256)	17,952,628	(9,604,765)
Net increase (decrease) in net assets resulting from operations	52,588,130	(15,244,938)	28,537,064	(6,737,336)
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–
Decrease in net assets from distributions	–	–	–	–
Capital stock transactions:
Proceeds from shares issued in Reorganization[1]
Class 1	–	–	–	–
Class 2	–	–	–	–
Proceeds from sales
Class 1	–	–	1,057,638	923,820
Class 2	47,244,395	57,595,894	1,584,153	4,546,670
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(372,857)	(190,395)
Class 2	(7,839,141)	(5,346,993)	(16,787,194)	(14,308,667)
Increase (decrease) in net assets from capital stock transactions	39,405,254	52,248,901	(14,518,260)	(9,028,572)
Total increase (decrease) in net assets	91,993,384	37,003,963	14,018,804	(15,765,908)
Net assets at beginning of period	298,484,602	261,480,639	120,189,257	135,955,165
Net assets at end of period	$390,477,986	$298,484,602	$134,208,061	$120,189,257
Capital share transactions:
Shares issued in Reorganization[1]
Class 1	–	–	–	–
Class 2	–	–	–	–
Proceeds from sales
Class 1	–	–	195,847	200,295
Class 2	3,734,839	4,744,414	304,892	1,034,951
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(70,129)	(40,649)
Class 2	(613,619)	(441,450)	(3,250,483)	(3,105,495)
Net change from capital transactions	3,121,220	4,302,964	(2,819,873)	(1,910,898)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year ended December 31, 2019 and year ended December 31, 2018

	SFT T. Rowe Price Value Fund		SFT Wellington Core Equity Fund
	2019	2018	2019	2018
Operations:
Net investment income	$2,527,269	$2,665,725	$551,953	$479,981
Net realized gains (losses) on investments	10,493,939	16,283,415	5,212,510	3,883,613
Net change in unrealized appreciation or depreciation of investments	31,861,701	(38,728,184)	27,656,503	(6,048,077)
Net increase (decrease) in net assets resulting from operations	44,882,909	(19,779,044)	33,420,966	(1,684,483)
Distributions to shareholders:
From distributable earnings
Class 2	–	–	–	–
Decrease in net assets from distributions	–	–	–	–
Capital stock transactions:
Proceeds from shares issued in Reorganization[1]
Class 1	–	–	–	–
Class 2	–	–	–	–
Proceeds from sales
Class 1	–	–	388,020	196,628
Class 2	890,940	1,416,323	826,629	814,581
Value of distributions reinvested
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(184,716)	(127,077)
Class 2	(26,185,195)	(26,263,040)	(13,095,888)	(16,564,651)
Increase (decrease) in net assets from capital stock transactions	(25,294,255)	(24,846,717)	(12,065,955)	(15,680,519)
Total increase (decrease) in net assets	19,588,654	(44,625,761)	21,355,011	(17,365,002)
Net assets at beginning of period	181,589,094	226,214,855	103,526,261	120,891,263
Net assets at end of period	$201,177,748	$181,589,094	$124,881,272	$103,526,261
Capital share transactions:
Shares issued in Reorganization[1]
Class 1	–	–	–	–
Class 2	–	–	–	–
Proceeds from sales
Class 1	–	–	23,139	13,132
Class 2	63,184	105,128	49,861	55,340
Issued on reinvestment of distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	–	–	(10,670)	(8,446)
Class 2	(1,793,344)	(1,892,242)	(791,884)	(1,106,343)
Net change from capital transactions	(1,730,160)	(1,787,114)	(729,554)	(1,046,317)

1  Refer to Note 1 – Fund Reorganization for further details.
See accompanying notes to financial statements.

Securian Funds Trust
Financial Highlights

SFT Core Bond Fund

	Class 1 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$2.355	$2.368	$2.257	$2.157	$2.148
Income from investment operations:
Net investment income (a)	.078	.077	.069	.066	.066
Net realized and unrealized gain(loss) on investments	.138	(.090)	.042	.034	(.057)
Total from investment operations	.216	(.013)	.111	.100	.009
Net asset value, end of period	$2.571	$2.355	$2.368	$2.257	$2.157
Total return (b)	9.18%	(0.59)%	4.95%	4.63%	0.41%
Net assets, end of period (in thousands)	$5,060	$3,640	$2,608	$2,113	$6,243
Ratios to average net assets:
Expenses (c)	.49%	.50%	.49%	.49%	.49%
Net investment income	3.11%	3.29%	2.96%	2.97%	3.03%
Portfolio turnover rate (excluding short-term securities)	130.4%	151.1%	159.8%	249.6%	179.3%
	Class 2 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$2.297	$2.316	$2.212	$2.120	$2.117
Income from investment operations:
Net investment income (a)	.070	.069	.062	.059	.059
Net realized and unrealized gain(loss) on investments	.134	(.088)	.042	.033	(.056)
Total from investment operations	.204	(.019)	.104	.092	.003
Net asset value, end of period	$2.501	$2.297	$2.316	$2.212	$2.120
Total return (b)	8.90%	(0.84)%	4.69%	4.37%	0.16%
Net assets, end of period (in thousands)	$482,818	$434,229	$382,697	$368,156	$382,934
Ratios to average net assets:
Expenses (c) .	.74%	.75%	.74%	.74%	.74%
Net investment income	2.87%	3.04%	2.71%	2.68%	2.78%
Portfolio turnover rate (excluding short-term securities)	130.4%	151.1%	159.8%	249.6%	179.3%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Dynamic Managed Volatility Fund

	Class 2 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.983	$14.401	$12.210	$11.226	$11.603
Income from investment operations:
Net investment income (a)	.185	.162	.116	.091	.082
Net realized and unrealized gain(loss) on investments	2.724	(.580)	2.075	.893	(.459)
Total from investment operations	2.909	(.418)	2.191	.984	(.377)
Net asset value, end of period	$16.892	$13.983	$14.401	$12.210	$11.226
Total return (b)	20.81%	(2.90)%	17.94%	8.77%	(3.25)%
Net assets, end of period (in thousands)	$577,805	$415,233	$373,124	$281,000	$203,987
Ratios to average net assets:
Expenses before waiver (c)	.90%	.98%	.98%	1.00%	1.02%
Expenses net of waiver (c)(d)	.80%	.80%	.80%	.80%	.80%
Net investment income	1.18%	1.12%	.87%	.79%	.71%
Portfolio turnover rate (excluding short-term securities)	1.2%	2.2%	1.7%	1.4%	5.1%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Government Money Market Fund

	Class 2 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income (a)	.015	.012	.001	–	–
Net realized and unrealized gain (loss) on investments	–	–	–	–	–
Total from investment operations	.015	.012	.001	–	–
Less distributions:
Distributions from net investment income	(.015)	(.012)	(.001)	–	–
Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000
Total return (b)	1.50%	1.18%	0.13%	–%	–%
Net assets, end of period (in thousands)	$188,351	$72,761	$66,980	$77,795	$88,829
Ratios to average net assets:
Expenses before waiver	.83%	.90%	.92%	.91%	.85%
Expenses net of waiver (c)(d)	.70%	.70%	.78%	.36%	.12%
Net investment income	1.35%	1.18%	.13%	–%	–%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Index 400 Mid-Cap Fund

	Class 1 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$4.392	$4.955	$4.275	$3.553	$3.640
Income from investment operations:
Net investment income (a)	.067	.065	.055	.045	.046
Net realized and unrealized gain(loss) on investments	1.068	(.628)	.625	.677	(.133)
Total from investment operations	1.135	(.563)	.680	.722	(.087)
Net asset value, end of period	$5.527	$4.392	$4.955	$4.275	$3.553
Total return (b)	25.82%	(11.36)%	15.90%	20.34%	(2.39)%
Net assets, end of period (in thousands)	$12,088	$7,662	$6,378	$4,290	$16,847
Ratios to average net assets:
Expenses (c)	.29%	.27%	.26%	.26%	.26%
Net investment income	1.31%	1.29%	1.21%	1.24%	1.24%
Portfolio turnover rate (excluding short-term securities)	15.1%	14.6%	16.6%	18.5%	16.1%
	Class 2 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$4.284	$4.845	$4.191	$3.491	$3.586
Income from investment operations:
Net investment income (a)	.054	.050	.042	.039	.036
Net realized and unrealized gain(loss) on investments	1.039	(.611)	.612	.661	(.131)
Total from investment operations	1.093	(.561)	.654	.700	(.095)
Net asset value, end of period	$5.377	$4.284	$4.845	$4.191	$3.491
Total return (b)	25.51%	(11.58)%	15.61%	20.04%	(2.63)%
Net assets, end of period (in thousands)	$186,108	$182,703	$220,335	$214,408	$185,717
Ratios to average net assets:
Expenses (c)	.54%	.52%	.51%	.51%	.51%
Net investment income	1.09%	1.03%	.95%	1.06%	.98%
Portfolio turnover rate (excluding short-term securities)	15.1%	14.6%	16.6%	18.5%	16.1%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Index 500 Fund

	Class 1 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.144	$10.629	$8.745	$7.829	$7.737
Income from investment operations:
Net investment income (a)	.215	.192	.175	.160	.147
Net realized and unrealized gain(loss) on investments	2.950	(.677)	1.709	.756	(.055)
Total from investment operations	3.165	(.485)	1.884	.916	.092
Net asset value, end of period	$13.309	$10.144	$10.629	$8.745	$7.829
Total return (b)	31.20%	(4.56)%	21.54%	11.72%	1.18%
Net assets, end of period (in thousands)	$224,410	$164,095	$167,661	$133,014	$110,210
Ratios to average net assets:
Expenses (c)	.20%	.20%	.20%	.20%	.21%
Net investment income	1.81%	1.74%	1.82%	1.97%	1.88%
Portfolio turnover rate (excluding short-term securities)	2.6%	2.4%	2.7%	3.5%	6.1%
	Class 2 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.894	$10.393	$8.573	$7.693	$7.622
Income from investment operations:
Net investment income (a)	.181	.160	.148	.136	.124
Net realized and unrealized gain(loss) on investments	2.874	(.659)	1.672	.744	(.053)
Total from investment operations	3.055	(.499)	1.820	.880	.071
Net asset value, end of period	$12.949	$9.894	$10.393	$8.573	$7.693
Total return (b)	30.88%	(4.80)%	21.23%	11.44%	0.93%
Net assets, end of period (in thousands)	$689,994	$630,692	$708,275	$609,796	$577,069
Ratios to average net assets:
Expenses (c)	.45%	.45%	.45%	.45%	.46%
Net investment income	1.56%	1.49%	1.57%	1.72%	1.61%
Portfolio turnover rate (excluding short-term securities)	2.6%	2.4%	2.7%	3.5%	6.1%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT International Bond Fund

	Class 1 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$2.570	$2.533	$2.499	$2.418	$2.517
Income from investment operations:
Net investment income (a)	.116	.091	.102	.064	.063
Net realized and unrealized gain(loss) on investments	(.066)	(.054)	(.068)	.017	(.162)
Total from investment operations	.050	.037	.034	.081	(.099)
Net asset value, end of period	$2.620	$2.570	$2.533	$2.499	$2.418
Total return (b)	1.93%	1.46%	1.38%	3.35%	(3.92)%
Net assets, end of period (in thousands)	$1,396	$1,237	$1,134	$1,097	$984
Ratios to average net assets:
Expenses (c)	1.01%	.95%	.98%	1.00%	.89%
Net investment income	4.43%	3.57%	3.97%	2.67%	2.55%
Portfolio turnover rate (excluding short-term securities)	23.4%	20.4%	58.7%	54.0%	42.4%
	Class 2 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$2.507	$2.477	$2.450	$2.376	$2.479
Income from investment operations:
Net investment income (a)	.108	.082	.093	.057	.056
Net realized and unrealized gain(loss) on investments	(.066)	(.052)	(.066)	.017	(.159)
Total from investment operations	.042	.030	.027	.074	(.103)
Net asset value, end of period	$2.549	$2.507	$2.477	$2.450	$2.376
Total return (b)	1.68%	1.21%	1.12%	3.09%	(4.16)%
Net assets, end of period (in thousands)	$99,019	$103,430	$106,869	$109,908	$112,548
Ratios to average net assets:
Expenses (c)	1.26%	1.20%	1.23%	1.24%	1.14%
Net investment income	4.20%	3.32%	3.72%	2.42%	2.29%
Portfolio turnover rate (excluding short-term securities)	23.4%	20.4%	58.7%	54.0%	42.4%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT IvySM Growth Fund

	Class 2 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$16.007	$15.662	$12.120	$12.012	$11.253
Income from investment operations:
Net investment income (a)	(.005)	.008	.022	.034	.001
Net realized and unrealized gain on investments	5.846	.337	3.520	.074	.758
Total from investment operations	5.841	.345	3.542	.108	.759
Net asset value, end of period	$21.848	$16.007	$15.662	$12.120	$12.012
Total return (b)	36.49%	2.21%	29.22%	0.91%	6.74%
Net assets, end of period (in thousands)	$544,843	$453,883	$504,437	$438,985	$479,081
Ratios to average net assets:
Expenses (c)	.98%	.97%	.97%	.98%	.97%
Net investment income	(.03)%	.04%	.16%	.29%	.01%
Portfolio turnover rate (excluding short-term securities)	29.9%	42.3%	40.5%	52.5%	31.6%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT IvySM Small Cap Growth Fund

	Class 2 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.181	$15.802	$12.611	$10.414	$10.810
Income from investment operations:
Net investment income (a)	(.146)	(.102)	(.111)	(.076)	(.090)
Net realized and unrealized gain(loss) on investments	3.737	(.519)	3.302	2.273	(.306)
Total from investment operations	3.591	(.621)	3.191	2.197	(.396)
Net asset value, end of period	$18.772	$15.181	$15.802	$12.611	$10.414
Total return (b)	23.66%	(3.93)%	25.30%	21.10%	(3.66)%
Net assets, end of period (in thousands)	$176,721	$163,367	$184,233	$163,294	$145,465
Ratios to average net assets:
Expenses (c)	1.23%	1.21%	1.22%	1.24%	1.19%
Net investment income	(.81)%	(.59)%	(.78)%	(.68)%	(.80)%
Portfolio turnover rate (excluding short-term securities)	43.3%	53.1%	54.4%	99.2%	65.4%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Managed Volatility Equity Fund

	Class 2 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015 (a)
Net asset value, beginning of period	$11.594	$12.195	$10.483	$10.064	$10.000
Income from investment operations:
Net investment income (b)	.275	.220	.169	.253	.066
Net realized and unrealized gain(loss) on investments	1.658	(.821)	1.543	.166	(.002)
Total from investment operations	1.933	(.601)	1.712	.419	.064
Net asset value, end of period	$13.527	$11.594	$12.195	$10.483	$10.064
Total return (c)	16.67%	(4.93)%	16.33%	4.16%	0.64%
Net assets, end of period (in thousands)	$390,478	$298,485	$261,481	$200,138	$25,514
Ratios to average net assets:
Expenses before waiver (d)	.90%	.97%	.99%	1.09%	2.28	%(e)
Expenses net of waiver (f)	.80%	.80%	.80%	.80%	.80	%(e)
Net investment income	2.17%	1.82%	1.48%	2.43%	5.53	%(e)
Portfolio turnover rate (excluding short-term securities)	–%	–%	9.2%	8.5%	–	%(g)

(a)  The Fund commenced operations on November 18, 2015.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  Ratio is net of fees waived by the advisor and distributor (see note 4).

(g)  Not Annualized.

Securian Funds Trust
Financial Highlights – continued

SFT Real Estate Securities Fund

	Class 1 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$4.534	$4.781	$4.526	$4.324	$4.108
Income from investment operations:
Net investment income (a)	.096	.085	.081	.074	.066
Net realized and unrealized gain(loss) on investments	1.031	(.332)	.174	.128	.150
Total from investment operations	1.127	(.247)	.255	.202	.216
Net asset value, end of period	$5.661	$4.534	$4.781	$4.526	$4.324
Total return (b)	24.87%	(5.16)%	5.63%	4.66%	5.25%
Net assets, end of period (in thousands)	$5,858	$4,122	$3,583	$3,085	$6,750
Ratios to average net assets:
Expenses (c)	.88%	.87%	.85%	.82%	.84%
Net investment income	1.79%	1.83%	1.75%	1.68%	1.59%
Portfolio turnover rate (excluding short-term securities)	55.5%	70.0%	75.4%	78.0%	65.8%
	Class 2 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$4.422	$4.674	$4.436	$4.249	$4.047
Income from investment operations:
Net investment income (a)	.082	.072	.070	.063	.053
Net realized and unrealized gain(loss) on investments	1.004	(.324)	.168	.124	.149
Total from investment operations	1.086	(.252)	.238	.187	.202
Net asset value, end of period	$5.508	$4.422	$4.674	$4.436	$4.249
Total return (b)	24.56%	(5.40)%	5.37%	4.40%	4.99%
Net assets, end of period (in thousands)	$128,350	$116,067	$132,372	$143,139	$145,156
Ratios to average net assets:
Expenses (c)	1.13%	1.12%	1.10%	1.08%	1.09%
Net investment income	1.59%	1.60%	1.55%	1.43%	1.30%
Portfolio turnover rate (excluding short-term securities)	55.5%	70.0%	75.4%	78.0%	65.8%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT T. Rowe Price Value Fund

	Class 2 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.568	$13.933	$11.747	$10.617	$10.836
Income from investment operations:
Net investment income (a)	.186	.174	.153	.173	.119
Net realized and unrealized gain(loss) on investments	3.064	(1.539)	2.033	.957	(.338)
Total from investment operations	3.250	(1.365)	2.186	1.130	(.219)
Net asset value, end of period	$15.818	$12.568	$13.933	$11.747	$10.617
Total return (b)	25.86%	(9.80)%	18.61%	10.65%	(2.02)%
Net assets, end of period (in thousands)	$201,178	$181,589	$226,215	$208,513	$207,698
Ratios to average net assets:
Expenses (c)	1.06%	1.04%	1.03%	1.03%	1.01%
Net investment income	1.28%	1.26%	1.20%	1.59%	1.10%
Portfolio turnover rate (excluding short-term securities)	131.1%	140.0%	90.4%	102.9%	65.0%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Wellington Core Equity Fund

	Class 1 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.069	$14.369	$11.834	$11.261	$11.148
Income from investment operations:
Net investment income (a)	.120	.099	.084	.089	.075
Net realized and unrealized gain(loss) on investments	4.672	(.399)	2.451	.484	.038
Total from investment operations	4.792	(.300)	2.535	.573	.113
Net asset value, end of period	$18.861	$14.069	$14.369	$11.834	$11.261
Total return (b)	34.06%	(2.09)%	21.42%	5.09%	1.01%
Net assets, end of period (in thousands)	$1,251	$757	$706	$696	$587
Ratios to average net assets:
Expenses (c)	.86%	.84%	.85%	.80%	.78%
Net investment income	.71%	.66%	.64%	.80%	.66%
Portfolio turnover rate (excluding short-term securities)	14.9%	21.6%	138.0%	88.8%	84.6%
	Class 2 Shares
	Year ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.906	$14.238	$11.755	$11.214	$11.129
Income from investment operations:
Net investment income (a)	.077	.060	.051	.060	.046
Net realized and unrealized gain(loss) on investments	4.613	(.392)	2.432	.481	.039
Total from investment operations	4.690	(.332)	2.483	.541	.085
Net asset value, end of period	$18.596	$13.906	$14.238	$11.755	$11.214
Total return (b)	33.73%	(2.33)%	21.12%	4.83%	0.76%
Net assets, end of period (in thousands)	$123,630	$102,769	$120,185	$113,799	$128,297
Ratios to average net assets:
Expenses (c)	1.11%	1.09%	1.10%	1.05%	1.03%
Net investment income	.47%	.40%	.40%	.54%	.41%
Portfolio turnover rate (excluding short-term securities)	14.9%	21.6%	138.0%	88.8%	84.6%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Notes to Financial Statements

December 31, 2019

(1)  Organization

Securian Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a no-load, diversified open-end management investment company, except that SFT International Bond Fund operates as a non-diversified, open-end management investment company. The Trust is a series trust that includes the Funds and share classes listed below:

Fund Name	Share Class 1	Share Class 2
SFT Core Bond Fund	✓	✓
SFT Dynamic Managed Volatility Fund	NA	✓
SFT Government Money Market Fund	NA	✓
SFT Index 400 Mid-Cap Fund	✓	✓
SFT Index 500 Fund	✓	✓
SFT International Bond Fund	✓	✓
SFT IvySM Growth Fund	NA	✓
SFT IvySM Small Cap Growth Fund	NA	✓
SFT Managed Volatility Equity Fund	NA	✓
SFT Real Estate Securities Fund	✓	✓
SFT T. Rowe Price Value Fund	NA	✓
SFT Wellington Core Equity Fund	✓	✓

Securian Asset Management, Inc. ("Securian AM"), a wholly-owned subsidiary of Securian Financial Group, Inc. ("Securian Financial Group"), serves as the investment adviser to each of the Funds in the Trust pursuant to an investment advisory agreement between Securian AM and the Trust. The Trust's prospectus provides a detailed description of each Fund's investment objective, policies and strategies.

Class 2 shares are subject to a 12b-1 distribution fee. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that Class 1 shares are not subject to a 12b-1 distribution fee. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Trust are not offered directly to the public, but sold only to Minnesota Life Insurance Company ("Minnesota Life") and Securian Life Insurance Company ("Securian Life") in connection with Minnesota Life and Securian Life variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance affiliates of Minnesota Life and Securian Life, and may also be offered to certain qualified plans.

Fund Reorganization

The Trust's Board of Trustees (the "Board") and shareholders approved the Fund Reorganization of the SFT Mortgage Securities Fund (the "Target Fund") into the SFT Core Bond Fund (the "Acquiring Fund") effective at the close of business on November 30, 2018. The reorganization was recommended primarily because of a decrease in asset levels over recent years and the concern that expenses as a percentage of assets would increase. Upon the closing of the reorganization, the SFT Mortgage Securities Fund transferred all of its assets and liabilities to the SFT Core Bond Fund in exchange for Acquiring Fund Shares of equal value. Shares of the Acquiring Fund were then distributed to shareholders of the Target Fund and the Target Fund was terminated. As a result of the reorganization, shareholders of the Target Fund became shareholders of the Acquiring Fund. The shareholders of the Target Fund received Acquiring Fund shares with a total value equal to the total value of their Target Fund shares immediately prior to the closing of the reorganization. For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, "Financial Services—Investment Companies." The significant accounting policies followed consistently by the Trust are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investments in Securities

Each Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Securian AM Valuation Committee ("the Valuation Committee") under the supervision of the Board and in accordance with Board-approved valuation policies and procedures. The Board has delegated the daily oversight of the securities valuation function to the Valuation Committee whose members ensure the valuations comply with the valuation policies and affirms the reasonableness of the fair valuation determinations. The fair valued securities are reviewed by the Board at their quarterly meetings.

A Fund's investments will also be valued at fair value by the Valuation Committee if Securian AM determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Fund's net asset value is calculated. If a significant event impacting the value of a security or group of securities occurs, the Valuation Committee is immediately notified and the members meet promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used.

Short-term securities, with the exception of those held in the SFT Government Money Market Fund, are valued at market value. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the SFT Government Money Market Fund are valued at amortized cost, which approximates market value, in order to attempt to maintain a constant net asset value of $1.00 per share. However, there is no assurance the SFT Government Money Market Fund will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the first in, first out basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Foreign Currency Translations and Forward Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date.

The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

SFT International Bond Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. SFT International Bond Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by SFT International Bond Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. SFT International Bond Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Futures Transactions

To gain exposure to, or for protection from market changes, the Funds (excluding the SFT Government Money Market Fund) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds may also buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value as determined by each relevant clearing agency and is aggregated at a Futures Commission Merchant ("FCM") which is registered with the Commodity Futures Trading Commission or the applicable regulator. Subsequent payments (variation margin) are made or received by a Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Fund recognizes a realized gain or loss when the contract is closed or expired. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to a Fund's assets in the segregated account. For a listing of open futures contracts see the Investments in Securities for each Fund.

Interest Rate Swaps

The SFT International Bond Fund may enter into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange interest rate cash flows during the life of the agreement. Each party's payment obligation is computed based on different interest rates, applied to a notional amount. Interest rate swaps often exchange payments based on a fixed rate for payments linked to a floating rate (i.e. LIBOR).

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

These agreements are executed on a registered exchange ("centrally cleared interest rate swaps"), significantly reducing risk from counterparty default. Upon entering into an interest rate swap contract, a Fund is required to pledge an initial margin, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized appreciation and depreciation until the payments are made.

Options Transactions

Each Fund (excluding the SFT Government Money Market Fund) may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. An option is a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government agencies securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Fund may incur a loss upon disposition of the securities. Repurchase agreements are carried at amortized cost. At December 31, 2019, no Funds were invested in repurchase agreements.

Federal Taxes

Each Fund, other than SFT Dynamic Managed Volatility Fund, SFT International Bond Fund, SFT Managed Volatility Equity Fund, and SFT T. Rowe Price Value Fund, qualifies for federal income tax purposes as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"). A Fund is treated, for federal income tax purposes, as a partnership if it has more than one shareholder. A Fund's election to be treated as a partnership is not expected to result in any material adverse federal income tax consequences to any owner of a variable annuity contract or variable life insurance policy, or in the tax treatment of any such contract or policy.

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

As a partnership, a Fund is not subject to income tax, and any income, gains, deductions or losses of the Fund will instead pass through and be taken into account for federal income tax purposes by its partners, which will be Minnesota Life and Securian Life through their respective separate accounts. SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund and SFT T. Rowe Price Value Fund are treated as disregarded entities for federal income tax purposes. While the Trust anticipates that each Fund other than SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund, and SFT T. Rowe Price Value Fund will always have two shareholders, Minnesota Life and Securian Life, a wholly owned subsidiary of Minnesota Life, such ownership could change and accordingly a Fund may at some time have only one shareholder and would be treated as a disregarded entity for federal income tax purposes. A disregarded entity is disregarded for federal income tax purposes as an entity separate from its owner, and the owner is treated as directly owning the assets of the disregarded entity and takes into account for federal income tax purposes the income, gains, deductions and losses relating to those assets.

SFT International Bond Fund qualifies as a regulated investment company for federal income tax purposes. The Fund's policy is to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all (or a sufficient amount) of its taxable income and net capital gain to its shareholders. Therefore, no income tax provision is required.

The FASB ASC Topic 740, "Income Taxes" (ASC 740), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Funds have evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Funds' financial statements as of the year ended December 31, 2019. The Funds' federal and state income tax returns for which the applicable statutes of limitations have not expired (2016, 2017, 2018 and 2019) remain subject to examination by the Internal Revenue Service and states department of revenue.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences.

Distributions to Shareholders

Distributions to shareholders from net investment income and realized gains (if any) for the SFT Government Money Market Fund are declared daily and reinvested at month-end in additional shares of capital stock. Distributions to shareholders from net investment income and realized gains (if any) for the SFT International Bond Fund are generally declared and reinvested in additional shares of capital stock on an annual basis. The SFT International Bond Fund uses consent dividends in place of regular distributions. The Funds within the partnership are not required to distribute taxable income, and Funds other than SFT Government Money Market Fund and SFT International Bond Fund will not distribute taxable income.

The federal income tax character of distributions paid to shareholders during the fiscal years ended December 31, 2019 and December 31, 2018 was as follows:

	December 31, 2019		December 31, 2018
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
SFT International Bond Fund	$–	$–	$–	$–

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

At December 31, 2019, as a result of permanent book-to-tax difference, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

Fund	Paid-In Capital	Total Distributable Earnings (Loss)
SFT International Bond Fund	$6,691,361	$(6,691,361)

Distributable Earnings

As of December 31, 2019, the components of distributable earnings on a federal income tax basis were:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post October Capital/ Late Year Ordinary Loss	Capital Loss Carryforward
SFT International Bond Fund	$5,562,913	$–	$(7,729,261)	$–	$(1,029,920)

For the year ended December 31, 2019, the SFT International Bond Fund had a foreign tax credit of $122,504 and foreign sourced income of $5,010,758.

Securities Purchased on a When-Issued or Forward Commitment Basis

Delivery and payment for securities which have been purchased or sold by a Fund on a when-issued or forward commitment basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2019, the SFT Core Bond Fund had entered into outstanding, when-issued or forward commitments of $8,457,725. The Fund has segregated assets to cover such when-issued and forward commitments.

Cross-Trades

The Funds are permitted to purchase and sell securities ("cross-trade") from and to other Funds within the Trust as well as outside of the Trust, where both accounts are managed by the same sub-adviser pursuant to "Cross-Trading" procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by a respective Fund from and to another Fund that is or could be considered an affiliate of the Funds under certain limited circumstances by virtue of having a common investment adviser, common officer, or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. Pursuant to these procedures, for the year ended December 31, 2019, the Funds engaged in the following cross-trades, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
SFT T. Rowe Price Value Fund	$566,346	$44,946	$(25,594)

(3)  Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2019 were as follows:

	Non-U.S. Government		U.S. Government*
Fund	Purchases	Sales	Purchases	Sales
SFT Core Bond Fund	$141,113,997	$104,692,535	$485,024,632	$498,802,837
SFT Dynamic Managed Volatility Fund	10,075,212	4,177,817	–	230,412
SFT Index 400 Mid-Cap Fund	29,536,387	63,716,020	–	–
SFT Index 500 Fund	23,042,367	118,355,781	–	–

Securian Funds Trust
Notes to Financial Statements – continued

(3)  Investment Security Transactions – (continued)

	Non-U.S. Government		U.S. Government*
Fund	Purchases	Sales	Purchases	Sales
SFT International Bond Fund	$14,826,109	$12,562,992	$33,998,152	$–
SFT IvySM Growth Fund	152,929,661	220,905,543	–	–
SFT IvySM Small Cap Growth Fund	77,618,977	106,067,602	–	–
SFT Managed Volatility Equity Fund	33,692,873	–	–	–
SFT Real Estate Securities Fund	72,245,600	80,420,255	–	–
SFT T. Rowe Price Value Fund	256,615,186	277,722,514	–	–
SFT Wellington Core Equity Fund	17,233,068	27,618,892	–	–

*  Includes U.S. government-sponsored enterprise securities.

(4)  Expenses and Related Party Transactions

The Funds have an investment advisory agreement with Securian AM, a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Securian AM manages the Funds' investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Each Fund of the Trust pays Securian AM an annual fee, based on average daily net assets, in the following amounts:

Fund	Annual Fee on Net Assets
SFT Core Bond Fund	0.40% of net assets to $1 billion; and 0.35% of net assets exceeding $1 billion
SFT Dynamic Managed Volatility Fund (a)	0.55% of all assets
SFT Government Money Market Fund	0.30% of net assets to $1 billion; and 0.25% of net assets exceeding $1 billion
SFT Index 400 Mid-Cap Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT Index 500 Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT International Bond Fund	0.60% of net assets to $1 billion; and 0.55% of net assets exceeding $1 billion
SFT IvySM Growth Fund	0.67% of net assets to $500 million; and 0.625% of next $300 million of net assets; and 0.60% of next $200 million of net assets; and 0.50% of net assets exceeding $1 billion
SFT IvySM Small Cap Growth Fund	0.85% of net assets to $1 billion; and 0.80% of next $2 billion of net assets; and 0.76% of net assets exceeding $3 billion
SFT Managed Volatility Equity Fund (a)	0.55% of all assets
SFT Real Estate Securities Fund	0.70% of net assets to $1 billion; and 0.65% of net assets exceeding $1 billion
SFT T. Rowe Price Value Fund	0.67% of net assets to $1 billion; and 0.65% of next $1.5 billion of net assets; and 0.60% of net assets exceeding $2.5 billion
SFT Wellington Core Equity Fund	0.65% of all assets

(a)  Effective May 1, 2019, the Fund's investment advisory fee is 0.55% of all assets. Prior to May 1, 2019, the Fund's investment advisory fee was 0.65% of all assets.

Securian AM has a sub-advisory agreement with Franklin Advisers, Inc. ("Franklin"), a Registered Investment Advisor for the SFT International Bond Fund, under which Securian AM pays Franklin an annual fee of 0.37% based on average daily net assets.

Securian AM has a sub-advisory agreement with Ivy Investment Management Company ("IICO"), a Registered Investment Advisor for the SFT IvySM Growth Fund and the SFT IvySM Small Cap Growth Fund, under which Securian AM pays IICO an annual fee ranging from 0.33% to 0.55% and 0.40% to 0.82% respectively, based on average daily net assets.

Securian Funds Trust
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

Securian AM has a sub-advisory agreement with T. Rowe Price Associates, Inc. ("T. Rowe Price"), a Registered Investment Advisor for the SFT T. Rowe Price Value Fund, under which Securian AM pays T. Rowe Price an annual fee ranging from 0.25% to 0.48% based on average daily net assets.

Securian AM has a sub-advisory agreement with Wellington Management Company LLP ("Wellington Management"), a Registered Investment Advisor for the SFT Wellington Core Equity Fund, under which Securian AM pays Wellington Management an annual fee ranging from 0.28% to 0.31% based on average daily net assets.

The Trust bears certain other operating expenses including independent trustees' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, compensation paid to the Trust's Chief Compliance Officer, and other miscellaneous expenses. Each Fund will pay all expenses directly related to its individual operations.

Operating expenses not attributable to a specific Fund are generally allocated based upon the proportionate daily net assets of each Fund.

Administrative Services Fee

The Trust has an agreement with Securian Financial Group under which Securian Financial Group provides accounting, legal, security valuations and other administrative services. Each Fund reimburses Securian Financial Group quarterly for the actual costs incurred in performing such services, as determined in accordance with Securian Financial Group's customary cost accounting procedures consistently applied. Total quarterly administrative fees by Fund range from $6,600 to $25,300.

Accounting Services

The Trust has an agreement with State Street Bank and Trust Company ("State Street") in which State Street provides daily fund accounting and investment administration services. In 2019, these fees ranged from 0.01% to 0.05% of net assets depending on the size and makeup of the respective Fund. The fees are based upon a calculation of multiple factors including base fees, size of assets, and certain other fees.

Distribution Fees

The Trust has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares ("Covered Funds"). Each Covered Fund pays distribution fees at the annual rate of 0.25% of the average daily net assets of the Covered Fund. These fees are paid out of the Covered Fund's assets, which reduces a Covered Fund's net assets as do other Covered Fund expenses. The fees are paid to Securian Financial Services, Inc. ("Securian Financial"), the Trust's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Fund's shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the distribution plan.

Net Investment Income Maintenance Agreement for the SFT Government Money Market Fund

Effective May 1, 2012, the Board approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of SFT Government Money Market Fund), Securian AM and Securian Financial. Under such Agreement, Securian AM agrees to waive, reimburse or pay SFT Government Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a

Securian Funds Trust
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. For the year ended December 31, 2019, no waivers were made pursuant to the Agreement. As of December 31, 2019, Securian AM and Securian Financial have collectively waived a cumulative total of $4,631,950 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $77,228 was eligible for recovery by Securian AM and Securian Financial as of such date. Amounts subject to potential recovery for the years ended December 31, 2020 and 2021 are $0. If Securian AM and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected. The Agreement shall continue in effect following April 30, 2021, provided such continuance is specifically approved by a majority of the Trust's independent Trustees.

SFT Dynamic Managed Volatility Fund, SFT Government Money Market Fund, and SFT Managed Volatility Fund Expense Waivers

Securian AM and the Trust, on behalf of the SFT Dynamic Managed Volatility Fund, SFT Government Money Market Fund, and SFT Managed Volatility Equity Fund, have entered into Expense Limitation Agreements which limit the operating expenses of these Funds, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), through April 30, 2021.

The Agreements renew annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days' notice prior to the end of a contract term. The Funds are authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause any Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Funds' shareholder reports and in Other Expenses under Fees and Expenses of the Fund in the prospectus.

As of December 31, 2019, the amounts waived and eligible for recovery are as follows:

	Agreement	Expense	Advisory Fees Waived for the Year Ended	Recoverable through December 31,
Fund	Date	Limit	December 31, 2019*	2020	2021
SFT Dynamic Managed Volatility Fund	May 1, 2013	0.80%	$471,221	$1,192,541	$471,221
SFT Government Money Market Fund	November 1, 2017	0.70%	$128,729	$269,089	$128,729
SFT Managed Volatility Equity Fund	November 18, 2015	0.80%	$344,250	$848,729	$344,250

*  This amount is reflected in fees waived in the accompanying Statements of Operations.

Securian Funds Trust
Notes to Financial Statements – continued

(5)  Illiquid Investments

Non-Money Market Funds – Pursuant to Rule 22e-4 under the Investment Company Act of 1940, no Fund may acquire an "illiquid investment" if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. Rule 22e-4 generally defines an illiquid investment as any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. At December 31, 2019, the Funds' did not hold illiquid investments.

Government Money Market Funds – Money market funds are governed by Rule 2a-7 under the Investment Company Act of 1940. By definition, a government money market fund is a fund that invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully. Consequently, the SFT Government Money Market Fund currently limits investments in "illiquid securities" to 0.5% of net assets at the time of purchase. Rule 2a-7 defines an illiquid security as a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. At December 31, 2019, the Fund did not hold illiquid securities.

(6)  Fair Value Measurement

The Trust has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs when determining fair value. The hierarchy also establishes a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs include information market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the Trust's estimates about the assumptions market participants would use in valuing the financial asset and liability based on the best information available in the circumstances. Level 1 includes unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed). Level 3 includes unobservable inputs, which may include the advisor's own assumptions in determining the fair value of an investment or are based on independent non-binding broker quotes. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swaps, and written options.

The following is a summary of the levels used for the year ended December 31, 2019, in valuing the Fund's assets and liabilities (please see the Investments in Securities for each Fund for a listing of all securities within each category):

	Fair Value Measurement at December 31, 2019 using
Fund	Level 1	Level 2	Level 3	Total
SFT Core Bond Fund
Assets
Government Obligations	$–	$149,339,113	$–	$149,339,113
Asset-Backed Securities	–	65,325,183	–	65,325,183
Other Mortgage-Backed Securities	–	65,569,002	–	65,569,002
Corporate Obligations	–	203,967,076	–	203,967,076
Investment Companies	9,991,288	–	–	9,991,288
Total Investments	9,991,288	484,200,374	–	494,191,662
Other Financial Instruments*
Futures Contracts	634,771	–	–	634,771
Liabilities
Other Financial Instruments*
Futures Contracts	(1,002,347)	–	–	(1,002,347)

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2019 using
Fund	Level 1	Level 2	Level 3	Total
SFT Dynamic Managed Volatility Fund
Assets
Government Obligations	$–	$19,327,470	$–	$19,327,470
Other Mortgage-Backed Securities	–	1,614,151	–	1,614,151
Corporate Obligations	–	166,075,872	–	166,075,872
Purchased Options	1,004,400	–	–	1,004,400
Investment Companies	382,779,880	–	–	382,779,880
Total Investments	383,784,280	187,017,493	–	570,801,773
Other Financial Instruments*
Futures Contracts	5,343,026	–	–	5,343,026
Liabilities
Other Financial Instruments*
Futures Contracts	(21,673)	–	–	(21,673)
SFT Government Money Market Fund
Assets
U.S. Government Obligations	–	160,850,653	–	160,850,653
Investment Companies	28,312,054	–	–	28,312,054
Total Investments	28,312,054	160,850,653	–	189,162,707
SFT Index 400 Mid-Cap Fund
Assets
Common Stocks	187,416,922	–	–	187,416,922
Investment Companies	10,486,442	–	–	10,486,442
Total Investments	197,903,364	–	–	197,903,364
Other Financial Instruments*
Futures Contracts	162,963	–	–	162,963
SFT Index 500 Fund
Assets
Common Stocks	897,817,769	–	–	897,817,769
Investment Companies	16,354,388	–	–	16,354,388
Total Investments	914,172,157	–	–	914,172,157
Other Financial Instruments*
Futures Contracts	337,133	–	–	337,133
SFT International Bond Fund
Assets
Long-Term Debt Securities	–	80,921,148	–	80,921,148
Short-Term Debt Securities	–	6,857,532	–	6,857,532
Investment Companies	10,067,135	–	–	10,067,135
Total Investments	10,067,135	87,778,680	–	97,845,815
Other Financial Instruments*
Forward Foreign Currency Contracts	–	967,507	–	967,507
Liabilities
Other Financial Instruments*
Forward Foreign Currency Contracts	–	(2,846,999)	–	(2,846,999)
Interest Rate Swap Contracts	–	(1,623,904)	–	(1,623,904)
SFT IvySM Growth Fund
Assets
Common Stocks	540,039,158	–	–	540,039,158
Investment Companies	5,205,439	–	–	5,205,439
Total Investments	545,244,597	–	–	545,244,597

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2019 using
Fund	Level 1	Level 2	Level 3	Total
SFT IvySM Small Cap Growth Fund
Assets
Common Stocks	$171,674,315	$–	$–	$171,674,315
Investment Companies	5,175,411	–	–	5,175,411
Total Investments	176,849,726	–	–	176,849,726
SFT Managed Volatility Equity Fund
Assets
Investment Companies	385,767,822	–	–	385,767,822
U.S. Government Obligations	–	3,500,926	–	3,500,926
Purchased Options	340,380	–	–	340,380
Total Investments	386,108,202	3,500,926	–	389,609,128
Other Financial Instruments*
Futures Contracts	1,435,340	–	–	1,435,340
SFT Real Estate Securities Fund
Assets
Common Stocks	132,787,377	–	–	132,787,377
Investment Companies	1,013,055	–	–	1,013,055
Total Investments	133,800,432	–	–	133,800,432
SFT T. Rowe Price Value Fund
Assets
Common Stocks	197,227,357	–	–	197,227,357
Preferred Stocks	2,978,992	–	–	2,978,992
Investment Companies	980,272	–	–	980,272
Total Investments	201,186,621	–	–	201,186,621
SFT Wellington Core Equity Fund
Assets
Common Stocks	124,374,050	–	–	124,374,050
Investment Companies	561,232	–	–	561,232
Total Investments	124,935,282	–	–	124,935,282

*  Investments in Other Financial Instruments are derivative instruments reflected in the Investment in Securities. All derivatives currently held are reflected at the gross unrealized appreciation (depreciation) on the investments.

Level 2 Measurements:

Government obligations comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread of the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans, etc.

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

Corporate obligations comprised of U.S. corporate and foreign corporate fixed maturity securities – These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer.

Long-term and short-term debt securities comprised of foreign government and state and political subdivision fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

Forward Foreign Currency and Interest Rate Swap Contracts – These derivatives are traded in the over-the-counter derivative market and are principally valued using market price quotations or industry recognized modeling techniques. The significant inputs to the models are observable in the market or can be derived from or corroborated by observable market data. These significant inputs may include interest rates, foreign currency exchange rates, interest rate curves, contractual terms, market prices, and measures of volatility.

The Funds' policy is to recognize transfers between the levels as of the end of the period. There were no transfers of financial assets between Levels during the period.

(7)  Derivative Instruments Reporting

The Trust provides, when applicable, disclosures of the location, by line item, of fair value amounts in the Statement of Assets and Liabilities and the location, by line item, of amounts of gains and losses reported in the Statement of Operations. The derivative instruments outstanding as of period end are disclosed in the Investments in Securities. The following tables represent the average monthly volume of the Fund's derivative transactions during the year ended December 31, 2019:

	Average Notional Amount
SFT Core Bond Fund
Futures Contracts	$99,261,800
SFT Dynamic Managed Volatility Fund
Futures Contracts	$148,063,061
Written options contracts	$91,784	(a)
SFT Index 400 Mid-Cap Fund
Futures Contracts	$9,298,225
SFT Index 500 Fund
Futures Contracts	$14,148,167
SFT International Bond Fund
Swap contracts	$17,539,333
Forward foreign currency contracts	$115,801,376
SFT Managed Volatility Fund
Futures Contracts	$42,003,189
Written options contracts	$155,797	(b)

(a) Positions were open for seven months during the period.

(b) Positions were open for nine months during the period.

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

Equity derivatives were purchased or sold to manage the SFT Index 400 Mid-Cap and SFT Index 500 Funds' shareholder liquidity and to attempt to replicate intended stock investments to maintain fully invested Funds. Equity index options are utilized by the SFT Dynamic Managed Volatility Fund and the SFT Managed Volatility Equity Fund to manage the equity exposure while attempting to reduce the volatility and risk of the Funds.

Interest rate derivatives were purchased or sold in the SFT Core Bond Fund, SFT Dynamic Volatility Fund and the SFT International Bond Fund to both manage the average duration of the fixed income portfolio and to hedge against the effects of interest rate changes on a portfolio's current or intended investments.

Foreign exchange derivatives were used to attempt to hedge against the effects of exchange rate changes within the SFT International Bond Fund's current or intended investments in foreign securities, as well as, to more efficiently obtain exposure to foreign currencies or to take advantage of cross currency markets in order to benefit from valuation differentials and shifts in pricing within the currency markets.

The tables below detail the risk exposure of each of the Funds from derivative instruments:

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
SFT Core Bond Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019
Assets:
Variation margin on futures contracts*	$–	$634,771	$–
Liabilities:
Variation margin on futures contracts*	$–	$(1,002,347)	$–
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2019
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$–	$2,563,258	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$–	$(1,257,646)	$–
SFT Dynamic Managed Volatility Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019
Assets:
Variation margin on futures contracts*	$5,019,466	$323,560	$–
Investments in securities, at market value (purchased options)	1,004,400	–	–
Total	$6,023,866	$323,560	$–
Liabilities:
Variation margin on futures contracts*	$–	$(21,673)	$–
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2019
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$10,319,095	$(2,231,233)	$–
Purchased options contracts	7,595,848	–	–
Written options contracts	(433,395)	–	–
Total	$17,481,548	$(2,231,233)	$–

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$4,084,912	$782,079	$–
Purchased options contracts	(753,071)	–	–
Total	$3,331,841	$782,079	$–
SFT Index 400 Mid-Cap Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019
Assets:
Variation margin on futures contracts*	$162,963	$–	$–
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2019
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$1,333,848	$–	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$707,757	$–	$–
SFT Index 500 Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019
Assets:
Variation margin on futures contracts*	$337,133	$–	$–
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2019
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$2,210,006	$–	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$772,601	$–	$–
SFT International Bond Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019
Assets:
Unrealized appreciation on forward foreign currency contracts	$–	$–	$967,507
Liabilities:
Unrealized depreciation on forward foreign currency contracts	$–	$–	$(2,846,999)
Variation margin on swap contracts*	–	(1,623,904)	–
Total	$–	$(1,623,904)	$(2,846,999)
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2019
Net Realized Gain (Loss) on Derivatives:
Swap contracts	$–	$(1,056,250)	$–
Foreign currency contracts	–	–	4,095,973
Total	$–	$(1,056,250)	$4,095,973

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

	Risk Exposure
	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Swap contracts	$–	$(1,809,465)	$–
Foreign currency contracts	–	–	(2,584,109)
Total	$–	$(1,809,465)	$(2,584,109)
SFT Managed Volatility Equity Fund
Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2019
Assets:
Variation margin on futures contracts*	$1,435,340	$–	$–
Investments in securities, at market value (purchased options)	340,380	–	–
Total	$1,775,720	$–	$–
The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2019
Net Realized Gain (Loss) on Derivatives:
Futures contracts	$(6,524,124)	$–	$–
Investments (purchased options contracts)	2,104,388	–	–
Written options contracts	(960,520)	–	–
Total	$(5,380,256)	$–	$–
Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Futures contracts	$4,140,160	$–	$–
Purchased options contracts	547,027	–	–
Written options contracts	(179,854)	–	–
Total	$4,507,333	$–	$–

*  Includes cumulative appreciation/depreciation of futures and swap contracts as reported in the notes to the Schedules of Investments in Securities. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The Funds may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Funds manage credit risk related to derivatives by entering into transactions with highly rated counterparties. Generally, the current credit exposure of the derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting arrangements and any collateral received pursuant to credit support annexes. Because exchange traded derivatives are purchased through regulated exchanges and positions are settled regularly, the Funds have minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. For the year ended December 31, 2019 none of the Funds' derivatives were subject to master netting arrangements.

Securian Funds Trust
Notes to Financial Statements – continued

(8)  Affiliated Ownership

The SFT Dynamic Managed Volatility Fund invests in underlying securities and other investment companies, of which certain underlying funds (the "affiliated underlying funds") may be deemed to be under common control with the SFT Dynamic Managed Volatility Fund because they share the same investment advisor, Securian AM, and because they are overseen by the same Board of Trustees. The SFT Dynamic Managed Volatility Fund will achieve its equity exposure by investing primarily in Class 1 Shares of the SFT Index 500 Fund, an affiliated fund in the Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500® Index. A summary of all transactions with the affiliated SFT Index 500 Fund as of December 31, 2019 are as follows:

Fund/Underlying Fund	Balance of Shares Held at December 31, 2019	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Distributions Received	Value at December 31, 2019
SFT Dynamic Managed Volatility Fund
SFT Index 500 Fund	14,224,618	$—	$45,016,748	$—	$189,313,819

(9)  Recent Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards Update ("ASU") No. 2017-08 Premium Amortization on Purchased Callable Debt Securities, which amends the accounting standards to shorten the amortization period of certain purchased callable debt securities to the earliest call date. The ASU is effective for annual and interim periods beginning after December 15, 2019. The adoption of ASU 2017-08 had no impact on the financial statements.

In August 2018, the FASB issued ASU No. 2018-13 Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which amends and eliminates certain disclosure requirements for fair value as part of its framework project. The ASU is effective for annual periods beginning after December 15, 2019. The Funds' have adopted ASU No. 2018-13.

(10)  Subsequent Events

Management has evaluated subsequent events for the Trust through the date of the filing, and has concluded there are no events that require disclosure.

Securian Funds Trust
Other Information
(unaudited)

Fund Expenses Paid by Shareholders

Shareholders of the Trust incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Trust does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Funds) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019. Expenses paid during the period in the tables below are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year divided by 365 to reflect the entire year.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Actual Expenses
	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Core Bond Fund	$1,000	$1,023.50	0.48%	$2.45	$1,022.20	0.73%	$3.72
SFT Dynamic Managed Volatility Fund	1,000	NA	NA	NA	1,062.50	0.80%	4.16
SFT Government Money Market Fund	1,000	NA	NA	NA	1,006.40	0.70%	3.54
SFT Index 400 Mid-Cap Fund	1,000	1,068.40	0.29%	1.51	1,067.00	0.54%	2.81
SFT Index 500 Fund	1,000	1,108.20	0.20%	1.06	1,106.90	0.45%	2.39
SFT International Bond Fund	1,000	986.20	1.01%	5.06	985.00	1.26%	6.30
SFT IvySM Growth Fund	1,000	NA	NA	NA	1,101.80	0.97%	5.14
SFT IvySM Small Cap Growth Fund	1,000	NA	NA	NA	995.30	1.23%	6.19
SFT Managed Volatility Equity Fund	1,000	NA	NA	NA	1,053.30	0.80%	4.14
SFT Real Estate Securities Fund	1,000	1,076.90	0.88%	4.61	1,075.50	1.13%	5.91
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,070.90	1.05%	5.48
SFT Wellington Core Equity Fund	1,000	1,118.40	0.86%	4.59	1,117.00	1.11%	5.92

Securian Funds Trust
Other Information – continued
(unaudited)

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Funds' and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	Hypothetical Expenses
	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Core Bond Fund	$1,000	$1,022.79	0.48%	$2.45	$1,021.53	0.73%	$3.72
SFT Dynamic Managed Volatility Fund	1,000	NA	NA	NA	1,021.17	0.80%	4.08
SFT Government Money Market Fund	1,000	NA	NA	NA	1,021.68	0.70%	3.57
SFT Index 400 Mid-Cap Fund	1,000	1,023.74	0.29%	1.48	1,022.48	0.54%	2.75
SFT Index 500 Fund	1,000	1,024.20	0.20%	1.02	1,022.94	0.45%	2.29
SFT International Bond Fund	1,000	1,020.11	1.01%	5.14	1,018.85	1.26%	6.41
SFT IvySM Growth Fund	1,000	NA	NA	NA	1,020.32	0.97%	4.94
SFT IvySM Small Cap Growth Fund	1,000	NA	NA	NA	1,019.00	1.23%	6.26
SFT Managed Volatility Equity Fund	1,000	NA	NA	NA	1,021.17	0.80%	4.08
SFT Real Estate Securities Fund	1,000	1,020.77	0.88%	4.48	1,019.51	1.13%	5.75
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,019.91	1.05%	5.35
SFT Wellington Core Equity Fund	1,000	1,020.87	0.86%	4.38	1,019.61	1.11%	5.65

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting Policies and Procedures

A description of the policies and procedures that Securian AM uses to vote proxies related to each Fund's portfolio securities is set forth in the Trust's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 800-995-3850 or on the Securities and Exchange Commission's website at www.sec.gov. The Trust will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Securian Funds Trust
Other Information – continued
(unaudited)

Proxy Voting Record

The Trust's proxy voting record for the 12 month period ended December 31 is available by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year. The Trust will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Previously, the Trust filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-PORT and N-Q are available on the SEC's website at www.sec.gov.

Securian Funds Trust
Trustees and Executive Officers
(unaudited)

Under Delaware law, the Board of Trustees of the Trust has overall responsibility for managing the Trust in good faith and in a manner reasonably believed to be in the best interests of the Trust. The Trustees meet periodically throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review the performance of the Trust and its Funds. One of the four current Trustees is considered an "interested person" (as defined in the Investment Company Act of 1940) of the Trust. The other three Trustees, because they are not interested persons of the Trust, are considered independent ("Independent Trustees") and are not employees or officers of, and have no financial interest in, the Trust's investment adviser, Securian Asset Management, Inc. (Securian AM) or its affiliated companies, including Minnesota Life Insurance Company. 75% of the Board of Trustees is required to be comprised of Independent Trustees.

Only executive officers and other officers who perform policy-making functions with the Trust are listed. None of the Trustees is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Trust. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

Position with Trust
Name, Address(1) and Length of Principal Occupation(s)
and Year of Birth, Time Served(2) During Past 5 Years

Independent Trustees

Julie K. Getchell 1954 Trustee since 2011

Retired; Senior Financial Consultant Cargill, 2009-2012; Chief Financial Officer, La Grosse Global Fund Services, 2007-2009; Senior Managing Director, Black River Asset Management, 2005-2007; Consultant, Black River Asset Management, 2004-2005; Chief Financial Officer, Prestige Resorts & Destinations, 2001-2003; Chief Operating Officer, Insight Investment Management, Inc., 1991-1996; Chartered Financial Analyst; CPA—inactive

Linda L. Henderson 1949 Trustee since 2007

Retired: Professional Adviser, Carlson School of Management, working with faculty and MBA students managing Carlson Growth Fund. Semi-retirement, 2004-2007. RBC Wealth Management (formerly Dain Bosworth and Dain Rauscher) 1985-2004. Senior Vice President and Director of Fixed Income Research and Strategies, 2000-2004. Director of Retail Fixed Income. 1996-2000. Director of Financial Services, 1994-1996. Manager of the Investment Management Group, 1992-1994. Consultant, Investment Management Group, 1991-1992. Investment Executive, 1985-1991. Assistant Professor of Business Administration/Finance, University of Wisconsin-River Falls, 1980-1985. Chartered Financial Analyst

William C. Melton 1947 Trustee since 2002

Retired; member, State of Minnesota Council of Economic Advisors from 1988 to 1994, and again from 2010 to the present; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Interested Trustee and Principal Executive Officer

David M. Kuplic 1957 Trustee since 2016 and President since 2011

Senior Vice President, Minnesota Life Insurance Company since June 2007; President, Securian AM since 2017; Executive Vice President and Director, Securian AM since July 2007; Senior Vice President and Director, Advantus Capital Management, Inc., February 2006 to July 2007; Senior Vice President, Securian Financial Group, Inc. since June 2007; President and Director, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Securian AM) since July 2007; Senior Vice President, Securian Life Insurance Company since June 2007; President and Director, Marketview Properties, LLC (entity holding real

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

estate assets) since January 2010; President and Director, Marketview Properties II, LLC (entity holding real estate assets) since March 2010; President and Director, Marketview Properties III, LLC since January 2012; President, Marketview Properties IV, LLC since January 2012

Other Executive Officers(3)

Gary M. Kleist 1959 Vice President and Treasurer since 2003

Financial Vice President, Chief of Operations and Director, Securian AM since December 1997; Second Vice President, Minnesota Life Insurance Company since February 2000; Second Vice President, Securian Financial Group, Inc. since February 2000; Second Vice President, Securian Life Insurance Company since June 2007; Financial Vice President, Marketview Properties, LLC since January 2010; Financial Vice President, Marketview Properties II, LLC (entities holding certain real estate assets) since March 2010; Financial Vice President, Marketview Properties III, LLC since January 2012; Financial Vice President, Marketview Properties IV, LLC since January 2012

Daniel H. Kruse 1963 Vice President since 2017

Vice President, Minnesota Life Insurance Company since February 2015; Vice President, Securian Life Insurance Company since February 2015; Vice President, Securian Financial Group since 2015; Second Vice President, Minnesota Life Insurance Company, February 2008 to January 2015; Second Vice President, Securian Life Insurance Company, February 2008 to January 2015; Second Vice President, Securian Financial Group, February 2008 to January 2015

Michael J. Radmer 1945 Secretary since 1998

Senior Counsel with the law firm of Dorsey & Whitney LLP since January 2016; Partner from 1976 to December 2015

Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402

(1)  Unless otherwise noted, the address of each Trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  The years reflect when a person became a director or officer of Advantus Series Fund, the predecessor to the Trust.

(3)  Although not a 'corporate' officer of the Trust, Michael Steinert, 1975, serves as the Trust's Chief Compliance Officer. Mr. Steinert also serves as Vice President and Chief Compliance Officer of Securian AM.

This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life and Securian Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or variable life insurance contracts funded by Securian Funds Trust ("Trust") if preceded or accompanied by (a) the current prospectus for the Trust and such contracts and (b) the current applicable variable annuity or variable life performance report.

Securian Financial Services, Inc.

www.securian.com

Securities Dealer, Member FINRA/SIPC.

Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098

1.888.237.1838

F38897 Rev 2-2020

Minnesota Life Insurance Company

A Securian Company

Securian Life Insurance Company

A New York admitted insurer

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1480

©2019 Securian Funds Trust All rights reserved.

F38897 Rev 2-2020

Call 1-800-995-3850 to receive your financial documents electronically. It's fast and convenient.

ITEM 2.  CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1).  During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Trust has determined that Julie K. Getchell, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms.

Getchell as the Audit Committee’s financial expert.  Ms. Getchell is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2019	2018
$322,606	$317,838

(b)                                 Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2019	2018
$—	$

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)                                  Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2019	2018
$—	$7,300

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)                                 All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4 were as follows:

2019	2018
$—	$24,874

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)                   Registrant’s audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

SECURIAN FUNDS TRUST

AUDIT COMMITTEE POLICY

Regarding Pre-Approval of Services Provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Securian Funds Trust (the “Trust”) has responsibility for ensuring that all services performed by the independent audit firm (the “Auditor”) for the Trust do not impair the Auditor’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on the Auditor’s independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Trust and the Auditor to safeguard independence

•                  Meet semi-annually with the engagement partner of the Auditor

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Trust

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Auditor directly for the Trust. At least annually the Committee will receive a report from the Auditor of all audit and non-audit services, which were approved during the year.

The engagement of the Auditor for any non-audit service requires the written pre-approval of the Trust’s Treasurer, and all non-audit services performed by the Auditor will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Trust financial statement audits

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the Auditor and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Trust merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee of $20,000 or more are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the Auditor and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance; and,

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Trust merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee of $20,000 or more are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the Auditor without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the Auditor is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Securian Asset Management Inc. (“Securian AM”) and any other entity under common control with Securian AM that provides ongoing services to the Trust. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Trust.

Although the Committee is not required to pre-approve all services provided to Securian AM and affiliated service providers, the Committee will annually receive a report from the Auditor on the aggregate fees for all services provided to Securian AM and its affiliates.

Securian Funds Trust

Pre-approval of services

Is the service performed directly for the Trust?
no
yes
Is service related to affiliate under common control – providing on-going service to the Trust?
no
No Audit Committee Pre-approval required
yes
Does service relate directly to the operations and financial reporting of the Trust?
no
yes
Pre-approval of service on a case-by-case basis.
Is service Audit, Audit-Related, Tax Services or Other Non-Audit Services?
yes
Is service Audit Services?
yes
Pre-approval annually by Audit Committee
Is service Audit-related or Tax Services?
yes
Is service fee estimate ≥$20,000 (on an individual project basis)? (1)
yes
Pre-approval of service by Committee on a case-by-case basis no
Pre-approval of service by Committee Chair on a case-by-case basis
Is service other Non-Audit Services?
yes
Is Service allowable under applicable SEC rules (not prohibited)?
no
Service not allowed
yes
Pre-approval of service by Committee on a case-by-case basis

(1) All projects will be continuously monitored for any revisions to fee estimates that would bring project cost ≥$20,000.

For projects with fee estimates <$20,000, Audit Committee Chair pre-approval required.

For projects ≥$20,000, Audit Committee pre-approval required.

(e)(2)                   None of the services provided to the registrant described in paragraphs (b) — (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   No disclosures are required by this Item 4(f).

(g)                                  The aggregate non-audit fees billed for each of the last two fiscal years by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2019	2018
$—	$—

(h)                                 The registrant’s audit committee has considered that the provision of the non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.  Schedule I — Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a governance committee of its board of trustees, the members of which are all trustees who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent trustees”).  The governance committee, which operates in accordance with a separate governance committee charter approved by the board of trustees, selects and recommends to the board of trustees individuals for nomination as independent trustees.  The names of potential independent trustee candidates are drawn from a number of sources, including recommendations from management of Securian Asset Management, Inc., the registrant’s investment adviser.  Each candidate is evaluated by the governance committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent trustee, as well as his or her compatibility with respect to business philosophy and style.  The members of the governance committee may conduct an in-person interview of each viable candidate using a standardized questionnaire.  When all of the viable candidates have been evaluated and interviewed, the governance committee determines which of the viable candidates should be presented to the board of trustees for selection to become a member of the board of trustees.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the governance committee does not at present consider nominees recommended by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)                                 Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)	Not applicable.
(a)(2)	Not applicable.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Not applicable.

ITEM 13.  EXHIBITS.

(a)  File the exhibits listed below as part of this Form.  Letter or number the exhibits in the sequence indicated.

(1)                         Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)                         A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(3)                         Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons:

Not applicable.

(b)  If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the

Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Securian Funds Trust

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President

Date: February 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President (Principal Executive Officer)

By (Signature and Title)	/s/ Gary M. Kleist
Gary M. Kleist, Treasurer (Principal Financial Officer)
Date: February 17, 2020